As filed with the Securities and Exchange Commission on December 11, 2025

REGISTRATION NO. 033-63560 and 811-7762

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 130

AND/OR
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 132

(CHECK APPROPRIATE BOX OR BOXES)

FIRST EAGLE FUNDS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 698-3300

SHEELYN MICHAEL

FIRST EAGLE FUNDS

1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:
NATHAN J. GREENE, ESQ.
SIDLEY AUSTIN LLP
787 SEVENTH AVENUE
NEW YORK, NY 10019

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☐	on (date) pursuant to paragraph (a)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus	December 11, 2025

First Eagle Core Plus Municipal Fund
Class A	FPMAX
Class C	FPLCX
Class I	FPMMX
Class R6	FPCPX

Advised by First Eagle Investment Management, LLC

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Thank you for your interest in First Eagle Funds (the “Trust” or “Funds”), managed by First Eagle Investment Management, LLC (the “Adviser”). The Trust consists of twelve portfolios: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund, First Eagle Global Real Assets Fund, First Eagle High Yield Municipal Fund, First Eagle Short Duration High Yield Municipal Fund and First Eagle Core Plus Municipal Fund. This prospectus describes shares of First Eagle Core Plus Municipal Fund designated as Classes A, C, I and R6. Other series of the Trust are available by separate prospectus.

First Eagle Core Plus Municipal Fund

Summary Information

Investment Objective

First Eagle Core Plus Municipal Fund (“Core Plus Municipal Fund” or the “Fund”) seeks to provide current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the Fund’s primary objective.

Fees and Expenses of the Core Plus Municipal Fund

The following information describes the fees and expenses you may pay if you buy, hold and sell shares of the Core Plus Municipal Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $100,000 in the Core Plus Municipal Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 26 and 29, respectively, and in the appendix to this Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

	Class A	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	2.50	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00*	1.00	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees**	0.40	0.40	0.40	0.40

Distribution and/or Service (12b-1) Fees	0.25	1.00	None	None

Other Expenses***	0.60	0.60	0.60	0.60

Interest and Related Expenses****	0.19	0.19	0.19	0.19

Remainder of Other Expenses	0.41	0.41	0.41	0.41
Total Annual Operating Expenses (%)	1.25	2.00	1.00	1.00
Fee Waiver and/or Expense Reimbursement**	(0.56)	(0.56)	(0.56)	(0.56)
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement (%)	0.69	1.44	0.44	0.44
*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.
**

First Eagle Investment Management, LLC (the “Adviser”) has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I and R6 so that the total annual operating expenses (excluding interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, dividend and other expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.50%, 1.25%, 0.25% and 0.25% of average net assets, respectively. Each of these undertakings lasts until February 28, 2027 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, C, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.50%, 1.25%, 0.25% and 0.25% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

***	“Other Expenses” are based on estimated expenses for the current fiscal year; actual expenses may vary.
****	Includes interest expense and fees paid on Fund borrowings and/or interest and related expenses from inverse floaters.

Example

The following example is intended to help you compare the cost of investing in the Core Plus Municipal Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same (except that the

4First Eagle Funds | Prospectus | December 11, 2025

Core Plus Municipal Fund

fee waiver is taken into account only for the one-year expense example). Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years
Class A
Sold or Held	$319	$584
Class C (shares have a one year contingent deferred sales charge)
Sold	$247	$575

Held	$147	$575
Class I
Sold or Held	$45	$264
Class R6
Sold or Held	$45	$264

Portfolio Turnover Rate

The Core Plus Municipal Fund pays transaction costs, such as commissions, when the Fund buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. Because the Fund has only recently commenced operations, portfolio turnover information is not yet available.

Principal Investment Strategies

To pursue its investment objective, the First Eagle Core Plus Municipal Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. Such municipal bonds may include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories that pay interest that is exempt from regular federal personal income tax and may include all types of municipal bonds. The Fund may invest without limit in securities that generate income taxable to those shareholders subject to the federal alternative minimum tax. Assuming the position pays interest income that is exempt from regular federal personal income tax, the Fund can “count” relevant derivative positions towards its “80% of assets” allocation and, in doing so, values each position at the price at which it is held on the Fund’s books (generally market price, but anticipates valuing each such position for purposes of assessing compliance with this test at notional value). While the Fund may invest in securities with any duration or time to maturity, under normal market conditions, the Fund will generally maintain an investment portfolio with a modified duration of between 3 and 10 years. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates.

The Fund invests significantly in investment grade municipal bonds rated higher than BB+/Ba1 at the time of purchase by at least one independent rating agency or, if unrated, judged by the Adviser to be of comparable quality and may employ effective leverage through investments in inverse floaters, tender option bonds, total return swaps, interest rate swaps, credit default swaps, credit default swap indices, a line of credit, repurchase agreements and reverse repurchase agreements. While the Fund may invest in securities with any investment rating, under normal market conditions, the Fund will invest no more than 30% of its net assets in below investment grade municipal bonds (commonly referred to as “high yield” or “junk” bonds) rated BB+/Ba1 or lower at the time of purchase by at least one independent rating agency or, if unrated, judged by the Adviser to be of comparable quality. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“Inverse Floaters”). The Fund’s investments in Inverse Floaters are designed to increase the Fund’s income and returns through this leveraged exposure. The Fund may invest in Inverse Floaters that create effective leverage of up to 15% of the Fund’s total investment exposure. Generally, the underlying bonds of the Inverse Floaters in which the Fund invests will be investment grade bonds, though the Fund may invest in Inverse Floaters without regard to the credit ratings of the underlying bonds of the Inverse Floaters.

First Eagle Funds | Prospectus | December 11, 20255

Summary Information about the Core Plus Municipal Fund

In deciding whether to sell a security, the Adviser considers various factors related to the market and the portfolio, which may include whether: a security has become overvalued; the Adviser detects credit deterioration or modifies its portfolio strategy, such as sector and/or state allocations; or a security exceeds the portfolio’s diversification targets.

While the municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies, as of the date of this prospectus, the Fund does not expect that it will have significant exposure to any particular geographic area or type of project.

The Fund may invest in zero coupon bonds. The Fund may also invest (typically for hedging purposes or to manage the effective maturity or duration of the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns) in derivative instruments such as options, futures contracts and options on futures contracts, and interest rate swaps.

For more information about the Core Plus Municipal Fund’s principal investment strategies, please see the More Information about the Fund’s Investments section.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Core Plus Municipal Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Core Plus Municipal Fund, which could adversely affect its net asset value and total return, are:

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Recent market conditions and events, including increases in interest rates, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. During periods of decreasing or prolonged low interest rates, financial markets in which the Fund invests could be negatively affected by, for example, increased volatility, reduced value and liquidity of the Fund’s investments, and perceptions of broader economic decline. In addition, there is risk of significant future rate moves and related economic and market impacts. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of an issuer’s securities.

•

Municipal Bond Risk — The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) under normal market conditions in municipal bonds that pay interest that is exempt from regular federal personal income tax. Like other bonds, municipal bonds are subject to credit risk, interest rate risk, liquidity risk, and call risk. However, the obligations of some municipal issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under federal bankruptcy laws of a municipal bond issuer may result in the bonds being cancelled without payment or repaid only in part, or in delays in collecting principal and interest.

•

High Yield Risk — Debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade securities and may experience extreme price fluctuations. The securities of such issuers may be considered speculative and the ability of such issuers to pay their debts on schedule may be uncertain.

6First Eagle Funds | Prospectus | December 11, 2025

Core Plus Municipal Fund

•

Market Risk — The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the issuers or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets may be volatile, and prices of individual securities and other investments, including those of a particular type, may decline significantly and rapidly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

•

New Fund Risk — The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for certain shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies. In addition, the Fund may be subject to a “ramp-up” period, during which it may not be fully invested or able to meet its investment objective or principal investment strategies.

•

Call Risk — The Fund may be subject to the risk that an issuer will exercise its right to pay principal on a debt obligation (such as a convertible security) that is held by the Fund earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities.

•	Changes in Debt Ratings Risk — If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return.
•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. The Fund may at times also purchase derivatives linked to relevant market indices as either a hedge or for investment purposes. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.

•

Options Risk — The Fund may engage in various options transactions in which the Fund typically seeks to limit investment risk by purchasing the right to buy or sell, or by selling the obligation to buy or sell, a security at a set price in the future. The Fund pays a premium when buying options and receives a premium when selling options. When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected.

•

Swaps Risk — Swap agreements (including interest rate, total return, credit default and index) are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements. In addition, interest rate swaps may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. Interest rate swaps may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the floating rate benchmarks, which may affect the utility of interest rate swaps as a hedge.

•

Reference Rate Transition Risk — The Fund may be exposed to financial instruments that recently transitioned from the London Interbank Offered Rate (“LIBOR”). The effect of the transition away from LIBOR and the effectiveness of replacement rates remain uncertain. The Fund may be exposed to financial instruments linked to other reference rates that may also cease to be published in the future.

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Summary Information about the Core Plus Municipal Fund

•	Alternative Minimum Tax Risk — All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
•

Cybersecurity Risk — The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the disaster recovery systems of the Fund and Adviser, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund and/or the Adviser’s computer-based data processing, transmission, storage, and retrieval systems or destroy data.

•

Income Risk — The Fund may experience a decline in its income due to falling interest rates, earnings declines, income decline within a security or default of an issuer of a security. During periods of increasing or prolonged high interest rates, among other things, borrowing costs may increase, fewer issuances of securities and decreased liquidity may occur and/or an issuer of a security may be unable to refinance existing debt obligations and/or make income payments. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

•

Inverse Floaters Risk — Inverse Floaters are issued in connection with municipal tender option bond (“TOB”) financing transactions to generate leverage for the Fund. The price of Inverse Floaters is expected to decline when interest rates rise, and generally will decline more than the price of a bond with a similar maturity, because of the effect of leverage. The price of Inverse Floaters is typically more volatile than the price of bonds with similar maturities, especially if the relevant TOB Trust provides the holder of the Inverse Floaters relatively greater leveraged exposure to the underlying security (e.g., if the par amount of the Floaters, as a percentage of the par amount of the underlying security, is relatively greater). Further, as short-term interest rates rise, the interest payable on the Floaters issued by a TOB Trust also rises, leaving less residual interest cash flow from the underlying security available for payment on the Inverse Floaters. Additionally, Inverse Floaters may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment in Inverse Floaters. Consequently, in a rising interest rate environment, the Fund’s investments in Inverse Floaters could negatively impact the Fund’s performance and yield, especially when those Inverse Floaters provide the Fund with relatively greater leveraged exposure to the relevant underlying securities. The leverage effect of Inverse Floaters also may increase the Fund’s credit risk.

•

Municipal Issuer Focus Risk — The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had invested across issuers that did not have similar characteristics.

General Obligation and Revenue Bonds — General obligation bonds are general obligations of a governmental entity that are secured by the entity’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are not supported by an issuer’s power to levy taxes and are payable only from the revenues derived from specific projects, authorities or facilities or, in some cases, from the proceeds of a special excise tax or another specific revenue source.

Education Revenue Bonds — Education revenue bonds are payable from and secured by revenues derived from the operation of schools, colleges and universities and their revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. Payment on education revenue bonds may be adversely affected by litigation contesting the state constitutionality of financing public education in part from ad valorem taxes. Risks related to college and university obligations include the prospect of a declining percentage of the population consisting of “college” age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Industrial Revenue Bonds — Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes,
8First Eagle Funds | Prospectus | December 11, 2025

Core Plus Municipal Fund

convention halls and sport complexes. The proceeds from the issuance of an industrial revenue bond are directed to a private, for-profit business and the industrial revenue bond is backed by the credit and security of the private, for-profit business. Payment on industrial revenue bonds may be adversely affected by the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives. Industrial issuers may also be affected by factors more specific to their individual industries.

Special Tax Bonds — Special tax bonds are payable from and secured by revenues received by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the purchase of fuel, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. In addition, if spending on the particular goods or services that are subject to the special tax decrease, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Revenue Securities — Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Tax allocation bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Payment on tax allocation bonds may be adversely affected by variations in taxable values of property in a project area, successful appeals by property owners of assessed valuations, substantial delinquencies in the payment of property taxes, or imposition of any constitutional or legislative property tax rate decrease.

Transportation Facility Revenue Bonds — Transportation facility revenue bonds are obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. Payment on bonds related to airports and other facilities is dependent on fees received from signatory airlines use agreements (which consist of annual payments for leases, occupancy of certain terminal space and service fees), user fees from ports, tolls on turnpikes and bridges and rents from buildings. The revenue earned from these fees may be reduced by increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

•

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel and, in the case of derivative securities, sponsors’ counsel, that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued, and neither the Fund nor the Adviser will independently review the bases for those tax opinions. However, tax opinions are not binding on the Internal Revenue Service (the “IRS”), and if any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liability for the current or past years and shareholders may have to file amended tax returns and pay additional taxes, interest and penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

•

Tax Risk — The Fund may be adversely impacted by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives may be affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed

First Eagle Funds | Prospectus | December 11, 20259

Summary Information about the Core Plus Municipal Fund

or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of the municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels.

•

Illiquid Investment Risk — Holding illiquid securities restricts or otherwise limits the ability for the Fund to freely dispose of its investments for specific periods of time. The Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. In addition, brokers and dealers have decreased their inventories of municipal bonds in recent years. This could limit the Adviser’s ability to buy or sell municipal bonds and increase price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Adviser’s ability to buy or sell bonds. As a result, the Adviser may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.

•

Unrated Bond Risk — The Adviser may internally assign ratings to securities that are not rated by any nationally recognized statistical rating organization, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the Adviser to be comparable to rated investment-grade or below-investment-grade securities. The Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that unrated securities may be difficult to sell promptly at an acceptable price.

•

U.S. Territory Risk — The Fund may invest in obligations of the governments of U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands to the extent such obligations are exempt from regular federal income taxes. Accordingly, the Fund may be adversely affected by local political, economic, social and environmental conditions and developments, including natural disasters, within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations.

•

Valuation Risk — The investments in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio investment at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

•

Zero Coupon Bond Risk — Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Fund’s income. Thus, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional

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Core Plus Municipal Fund

income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.
•

Cybersecurity Risk — The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the disaster recovery systems of the Fund and Adviser, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund and/or the Adviser’s computer-based data processing, transmission, storage, and retrieval systems or destroy data.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the Core Plus Municipal Fund, please see the More Information about the Fund’s Investments section.

Investment Results

Performance history will be included for the Fund after the Fund has been in operation for one calendar year. Until that time, performance information will be available at www.firsteagle.com/funds/core-plus-municipal-fund or by calling 800.334.2143. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

Our Management Team

First Eagle Investment Management, LLC serves as the Adviser to the Core Plus Municipal Fund. John V. Miller and David Blair are jointly and primarily responsible for the day-to-day management of the Core Plus Municipal Fund.

John V. Miller has served as a Core Plus Municipal Fund Portfolio Manager since November 2025. John V. Miller joined the Adviser as head and chief investment officer of the High Yield Municipal Credit team in January 2024. Previously, John V. Miller was a senior managing director and head of municipal bonds at Nuveen Asset Management, where he worked for 27 years.

David Blair has served as a Core Plus Municipal Fund Portfolio Manager since November 2025. Prior to joining First Eagle in January 2025, David was a managing director and portfolio manager at Nuveen where he managed municipal separate account portfolios. Since 1996, he has worked at PIMCO and Nuveen, primarily as a municipal credit analyst and portfolio manager. David began his career in 1991 as a Certified Public Accountant and auditor for Arthur Andersen. He earned a BA in economics from the University of California, Santa Barbara and an MBA in finance from the University of Chicago. David holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Orange County.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for the Core Plus Municipal Fund is $2,500 for Classes A and C and $1 million for Class I. There is no minimum initial investment for Class R6. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or through the Fund’s transfer agent, SS&C GIDS, Inc. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

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Summary Information about the Fund

Information about Taxes and Financial Intermediaries

Tax Information

The Core Plus Municipal Fund anticipates that most of its dividends will consist of “exempt-interest dividends,” which are excludable from gross income for U.S. federal income tax purposes. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax. Additionally, some distributions by the Fund and any gain on the redemption or exchange of Fund shares for shares of another fund will be subject to U.S. federal income tax. See the Information on Dividends, Distributions and Taxes section for more information.

Payments to Broker-Dealers and Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information. See the About Your Investment—Distribution and/or Shareholder Services Expenses section for more information.

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Investment Objectives and Strategies of the Fund

Core Plus Municipal Fund. The Core Plus Municipal Fund seeks to provide investors with current income. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. Such municipal bonds may include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest without limit in securities that generate income taxable to those shareholders subject to the federal alternative minimum tax. Assuming the position pays interest income that is exempt from regular federal personal income tax, the Fund can “count” relevant derivative positions towards its “80% of assets” allocation and, in doing so, values each position at the price at which it is held on the Fund’s books (generally market price, but anticipates valuing each such position for purposes of assessing compliance with this test at notional value). Maturity measures the time until the final payment on a bond is due. While the Fund may invest in securities with any duration or time to maturity, in pursuit of its investment objective will generally maintain, under normal market conditions, an investment portfolio with a modified duration of between 3 and 10 years. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. For example, if a debt instrument has a duration of five years and interest rates increase (decrease) by 1%, then the value of that debt instrument would be expected to decline (increase) by approximately 5%. Duration is a factor that the Adviser uses in its analysis of the Fund’s portfolio, including to manage the Fund’s interest rate sensitivity.

The Fund invests significantly in investment grade municipal bonds rated higher than BB+/Ba1 at the time of purchase by at least one independent rating agency or, if unrated, judged by the Adviser to be of comparable quality and may employ effective leverage through investments in inverse floaters, tender option bonds, total return swaps, interest rate swaps, credit default swaps, credit default swap indices, a line of credit, repurchase agreements and reverse repurchase agreements. While the Fund may invest in securities with any investment rating, under normal market conditions, the Fund will invest no more than 30% of its net assets in below investment grade municipal bonds (commonly referred to as “high yield” or “junk” bonds) rated BB+/Ba1 or lower at the time of purchase by at least one independent rating agency or, if unrated, judged by the Adviser to be of comparable quality. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“Inverse Floaters”). The Fund’s investments in Inverse Floaters are designed to increase the Fund’s income and returns through this leveraged exposure. The Fund may invest in Inverse Floaters that create effective leverage of up to 15% of the Fund’s total investment exposure. Generally, the underlying bonds of the Inverse Floaters in which the Fund invests will be investment grade bonds, though the Fund may invest in Inverse Floaters without regard to the credit ratings of the underlying bonds of the Inverse Floaters.

The Adviser uses a bottom-up fundamental analysis to screen for issuers that meet its investment team’s fundamental tests of creditworthiness. The Adviser’s investment team favors those issuers with attractive return potential from a combination of price improvement and yield through solid coverage of debt service and a priority lien on hard assets, dedicated revenue streams or tax resources. Strategic inputs into the investment team’s analysis include credit analysis, security structure, sector analysis and yield curve positioning. In constructing the Fund’s portfolio, the Adviser’s investment team invests in various sectors, states and issuers to create a diversified portfolio and seeks to invest in a large number of sectors, states and specific issuers in order to help mitigate risk to the portfolio from events that may affect any individual industry, geographic location or credit. The Adviser’s investment team seeks to limit exposure to individual credits, mitigate interest rate risk and maximize overall call protection. In assessing the Fund’s portfolio, the Adviser’s investment team considers position sizing, performance and attribution analysis, duration management and leverage analysis. In analyzing the Fund’s exposure to sectors, the Adviser’s investment team continuously assesses key issues and trends impacting each sector, evaluates factors within each sector, such as historical default rates and average credit spreads, provides top-down analysis that supports decisions to overweight or underweight a particular sector.

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In deciding whether to sell a security, the Adviser considers various factors related to the market and the portfolio, which may include whether: a security has become overvalued; the Adviser detects credit deterioration or modifies its portfolio strategy, such as sector and/or state allocations; or a security exceeds the portfolio’s diversification targets.

While the municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies, as of the date of this prospectus, the Fund does not expect that it will have significant exposure to any particular geographic area or type of project.

The Fund may invest in zero coupon bonds. The Fund may also invest (typically for hedging purposes or to manage the effective maturity or duration of the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns) in derivative instruments such as options, futures contracts and options on futures contracts, and interest rate swaps.

Changes in Investment Objective and Investment Policies. Although no change is anticipated, the investment objective of the Fund can be changed without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective.

The Fund has adopted a fundamental investment restriction pursuant to Rule 35d-1 under the 1940 Act (the “Names Rule Restriction”). Pursuant to the Names Rule Restriction, the Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Names Rule Restriction) when determining compliance with the Name Rule Restriction. Assuming the position pays interest income that is exempt from regular federal personal income tax, the Fund can “count” relevant derivative positions towards its “80% of assets” allocation and, in doing so, values each position at the price at which it is held on the Fund’s books (generally market price, but anticipates valuing each such position for purposes of assessing compliance with this test at notional value). The Names Rule Restriction may not be changed without shareholder approval.

Whether an investment continues to meet the criteria of the Fund’s “80% of assets” investment policy (described above) is generally considered quarterly. To the extent the criteria are no longer met at the time of review, the Fund may be required to sell an investment to comply with applicable law.

Principal Investment Risks

Alternative Minimum Tax Risk — Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause shareholders to be subject to, or result in an increased liability under, the federal alternative minimum tax.

Call Risk — An issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Changes in Debt Ratings Risk — Investments can be subject to the risk of downgrade by a ratings agency. Ratings downgrades generally affect the value of the downgraded security and are likely to result in both decreased demand for the security and an investor expectation of a higher rate of return on the security.

Credit and Interest Rate Risk — All debt obligations, such as bonds, are subject to credit risk and interest rate risk. The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. The Fund could lose money if

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the issuer of a security is unable to meet its financial obligations or goes bankrupt. The Fund may invest in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. For example, if a debt instrument has a duration of three years and interest rates increase (decrease) by 1%, then the value of that debt instrument would be expected to decline (increase) by approximately 3%.

The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises rates. A rising interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions and extended durations (i.e., extension risk). A low interest rate environment may prevent the Fund from providing a positive yield. Recent market conditions and events, including increases in interest rates, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. During periods of decreasing or prolonged low interest rates, financial markets in which the Fund invests could be negatively affected by, for example, increased volatility, reduced value and liquidity of the Fund’s investments, and perceptions of broader economic decline. When interest rates fall, the Fund may also face prepayment risk, meaning that an obligor will pay certain obligations more quickly than originally expected, and the Fund may have to invest the proceeds in securities with lower yields. In addition, there is risk of significant future rate moves and related economic and market impacts. The rapid development and fluidity of these or other events may affect the economies of many nations, individual issuers and the global markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time.

Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of an issuer’s securities.

Cybersecurity Risk — The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the disaster recovery systems of the Fund and the Adviser, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund and/or the Adviser’s computer-based data processing, transmission, storage, and retrieval systems or destroy data. If the Adviser was unavailable in the event of a disaster, the Fund’s ability to effectively conduct its business could be severely compromised. The Fund and the Adviser depend heavily upon computer systems to perform necessary business functions. Despite implementation of a variety of security measures, the computer systems of the Fund and/or Adviser could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins, “phishing” attempts or unauthorized tampering. Like other companies, the Fund and the Adviser may experience threats to their data and systems, including malware and computer virus attacks, impersonation of authorized users, unauthorized access, system failures and disruptions. The Fund does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser, shareholders and/or an issuer, each of which would be negatively impacted. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the computer systems and networks of the Fund or Adviser, or otherwise cause interruptions or malfunctions in the Fund’s operations, which could result in damage to the Fund’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. Derivatives are subject to counterparty risk, which is the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those

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experienced in the subprime and non-agency mortgage market over recent years, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss, which could also lead to an increase in redemptions of Fund shares. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund was unable to liquidate its position because of an illiquid secondary market. The market for some derivatives is, or suddenly can become, illiquid, especially in times of financial stress. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. New rules governing derivatives could limit the Fund’s use of derivatives in support of its investment strategy. These new rules may make derivatives more costly, or may otherwise adversely affect the Fund’s liquidity, value or performance.

The price volatility of futures contracts has been historically greater than that of traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of the Fund, and the prices of Fund shares, may be subject to greater volatility. The risks associated with the Fund’s use of futures contracts include: (i) market conditions that may not always create a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) the risk that losses caused by sudden, unanticipated market movements may be potentially unlimited; (iii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (v) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. Use of derivatives or similar instruments may not be as favorable as a direct investment in an underlying investment and may adversely affect the amount, timing and character of income distributed to shareholders. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase in the amount of taxable dividends paid by the Fund.

High Yield Risk — The Fund will invest in high yield debt instruments. Instruments with the lowest investment grade ratings are considered to have speculative characteristics. Certain debt instruments that have not been rated also are considered by the Adviser to be equivalent to below investment grade (often referred to as “high yield” or “junk” bonds). On balance, debt instruments that are below investment grade are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. In the event of a high yield issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. Prices of high yield instruments are subject to extreme price fluctuations and are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt instruments. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt instruments, especially in a thinly traded market. Analyses of the creditworthiness of issuers of lower-rated debt instruments may be more complex than for issuers of higher-rated instruments, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt instruments, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated instruments.

Illiquid Investment Risk — Holding illiquid securities restricts or otherwise limits the ability for the Fund to freely dispose of its investments for specific periods of time. The Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security. The market for lower-quality debt instruments, including high yield or “junk” bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments. In addition, brokers and dealers have decreased their inventories of municipal bonds in recent years. This could limit the Adviser’s ability to buy or sell municipal bonds and increase price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Adviser’s ability to buy or sell bonds. As a result, the Adviser may be forced to accept a lower price to sell a security, to sell

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other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.

Income Risk — The Fund may experience a decline in its income due to falling interest rates, earnings declines, income decline within a security or default of an issuer of a security. During periods of increasing or prolonged high interest rates, among other things, borrowing costs may increase, fewer issuances of securities and decreased liquidity may occur and/or an issuer of a security may be unable to refinance existing debt obligations and/or make income payments. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Inverse Floaters Risk — Inverse Floaters are issued in connection with municipal tender option bond (“TOB”) financing transactions to generate leverage for the Fund. Such instruments are created by a special purpose trust (a “TOB Trust”) that holds long-term fixed rate bonds (the underlying security), and issues two classes of beneficial interests: short-term floating rate interests (“Floaters”), which are sold to other investors, and Inverse Floaters, which are purchased by the Fund. The Floaters have first priority on the cash flow from the underlying security held by the TOB Trust, have a tender option feature that allows holders to tender the Floaters back to the TOB Trust for their par amount and accrued interest at specified intervals and bear interest at prevailing short-term interest rates. Tendered Floaters are remarketed for sale to other investors for their par amount and accrued interest by a remarketing agent to the TOB Trust and are ultimately supported by a liquidity facility provided by a bank, upon which the TOB Trust can draw funds to pay such amount to holders of Tendered Floaters that cannot be remarketed. The Fund, as holder of the Inverse Floaters, is paid the residual cash flow from the underlying security. Accordingly, the Inverse Floaters provide the Fund with leveraged exposure to the underlying security. When short-term interest rates rise or fall, the interest payable on the Floaters issued by a TOB Trust will, respectively, rise or fall, leaving less or more, respectively, residual interest cash flow from the underlying security available for payment on the Inverse Floaters. Thus, as short-term interest rates rise, Inverse Floaters produce less income for the Fund, and as short-term interest rates decline, Inverse Floaters produce more income for the Fund. The price of Inverse Floaters is expected to decline when interest rates rise and increase when interest rates decline, in either case generally more so than the price of a bond with a similar maturity, because of the effect of leverage. As a result, the price of Inverse Floaters is typically more volatile than the price of bonds with similar maturities, especially if the relevant TOB Trust is structured to provide the holder of the Inverse Floaters relatively greater leveraged exposure to the underlying security (e.g., if the par amount of the Floaters, as a percentage of the par amount of the underlying security, is relatively greater). Upon the occurrence of certain adverse events (including a credit ratings downgrade of the underlying security or a substantial decrease in the market value of the underlying security), a TOB Trust may be collapsed by the remarketing agent or liquidity provider and the underlying security liquidated, and the Fund could lose the entire amount of its investment in the Inverse Floater and may, in some cases, be contractually required to pay the shortfall, if any, between the liquidation value of the underlying security and the principal amount of the Floaters. Consequently, in a rising interest rate environment, the Fund’s investments in Inverse Floaters could negatively impact the Fund’s performance and yield, especially when those Inverse Floaters provide the Fund with relatively greater leveraged exposure to the underlying securities held by the relevant TOB Trusts. The leverage effect of Inverse Floaters also may increase the Fund’s credit risk.

Market Risk — All securities may be subject to adverse market trends. The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the issuers or bond markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets can be volatile, and prices of individual securities and other investments at times may decline significantly and rapidly. This may cause the Fund’s portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility and may continue to negatively affect the price and liquidity of individual securities, national economies and global markets generally. Prices of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit

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the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in price may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Municipal Bond Risk — Like other bonds, municipal bonds are subject to credit risk, interest rate risk, liquidity risk, and call risk. However, the obligations of some municipal issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under federal bankruptcy laws of a municipal bond issuer may result in the bonds being cancelled without payment or repaid only in part, or in delays in collecting principal and interest. In the event of a default in the payment of interest and/or repayment of principal, the Fund may enforce its rights by taking possession of, and managing, the assets securing the issuer’s obligations on such securities. These actions may increase the Fund’s operating expenses. In addition, lawmakers may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. State or federal regulation with respect to a specific sector could impact the revenue stream for a given subset of the market. Municipal bonds may have lower overall liquidity than other types of bonds, and there may be less publicly available and timely information about the financial condition of municipal issuers than for issuers of other securities.

Municipal Issuer Focus Risk — The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been invested across issuers that did not have similar characteristics. From time to time, the Fund’s investments may include securities that alone or together with securities held by other funds or accounts managed by the Adviser, represents a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a desirable time or price.

General Obligation and Revenue Bonds — General obligation bonds are general obligations of a governmental entity that are secured by the entity’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are not supported by an issuer’s power to levy taxes and are payable only from the revenues derived from specific projects, authorities or facilities or, in some cases, from the proceeds of a special excise tax or another specific revenue source.

Education Revenue Bonds — Education revenue bonds are payable from and secured by revenues derived from the operation of schools, colleges and universities and their revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. Payment on education revenue bonds may be adversely affected by litigation contesting the state constitutionality of financing public education in part from ad valorem taxes. Risks related to college and university obligations include the prospect of a declining percentage of the population consisting of “college” age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Industrial Revenue Bonds — Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. The proceeds from the issuance of an industrial revenue bond are directed to a private, for-profit business and the industrial revenue bond is backed by the credit and security of the private, for-profit business. Payment on industrial revenue bonds may be adversely affected by the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives. Industrial issuers may also be affected by factors more specific to their individual industries.

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Special Tax Bonds — Special tax bonds are payable from and secured by revenues received by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the purchase of fuel, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. In addition, if spending on the particular goods or services that are subject to the special tax decrease, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Revenue Securities — Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Tax allocation bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Payment on tax allocation bonds may be adversely affected by variations in taxable values of property in a project area, successful appeals by property owners of assessed valuations, substantial delinquencies in the payment of property taxes, or imposition of any constitutional or legislative property tax rate decrease.

Transportation Facility Revenue Bonds — Transportation facility revenue bonds are obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. Payment on bonds related to airports and other facilities is dependent on fees received from signatory airlines use agreements (which consist of annual payments for leases, occupancy of certain terminal space and service fees), user fees from ports, tolls on turnpikes and bridges and rents from buildings. The revenue earned from these fees may be reduced by increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

New Fund Risk — The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for certain shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies. In addition, the Fund may be subject to a “ramp-up” period, during which it may not be fully invested or able to meet its investment objective or principal investment strategies.

Options Risk — When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.

When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a call or put option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity

First Eagle Funds | Prospectus | December 11, 202519

More Information about the Fund’s Investments

to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.

By writing call and put options on underlying instruments, the returns of the options writing strategy will be determined by the performance of the underlying instrument.

If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s net asset value. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s option writing strategy may not perform as anticipated. Prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including issuer-specific factors.

Reference Rate Transition Risk — The London Interbank Offered Rate, or “LIBOR,” which had historically been the principal floating rate benchmark in the financial markets, has been discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and may also affect the Fund’s operations, finances and investments specifically. The UK Financial Conduct Authority, which is the regulator of the LIBOR administrator, has ceased publishing all LIBOR tenors. As an alternative to LIBOR, the market has generally coalesced around the use of the Secured Overnight Financing Rate (“SOFR”) as a replacement for U.S. dollar LIBOR. SOFR is a risk-free overnight floating rate that is currently published in multiple formats, including as an overnight rate, as a compounded average and as an index. In addition to the SOFR rate variations, other alternative floating rates have been developed and various market participants have adopted these floating rates to various degrees, although market practice remains in flux. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to alternative reference rates, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported reference rates and the value of reference rate-based loans and securities. The effects of these potential changes on us, issuers of instruments in which we invest and financial markets generally and the effectiveness of changes already made, remain uncertain.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset. Because they are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the Adviser’s expectations may produce significant losses in the Fund’s investments in

20First Eagle Funds | Prospectus | December 11, 2025

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swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

In addition, interest rate swaps may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. Interest rate swaps may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the floating rate benchmarks, which may affect the utility of interest rate swaps as a hedge.

Tax Risk — The Fund may be adversely impacted by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives may be affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of the municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels.

Tax-Exempt Status Risk — The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel and, in the case of derivative securities, sponsor’s counsel, that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued, and neither the Fund nor the Adviser will independently review the bases for those tax opinions. However, tax opinions are not binding on the IRS, and if any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liability for the current or past years and shareholders may have to file amended tax returns and pay additional taxes, interest and penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Unrated Bond Risk — The Adviser may internally assign ratings to securities that are not rated by any nationally recognized statistical rating organization, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the Adviser to be comparable to rated investment-grade or below-investment-grade securities. The Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

In evaluating the credit quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration a number of factors including, but not limited to, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility.

A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security. However, the Adviser will evaluate such downgraded securities to determine whether to keep them in the Fund’s portfolio.

U.S. Territory Risk — The Fund may invest in obligations of the governments of U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands to the extent such obligations are exempt from regular federal income taxes. Accordingly, the Fund may be adversely affected by local political, economic, social and environmental conditions and developments, including natural disasters, within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations.

Certain municipalities in which the Fund may invest, currently experience significant financial difficulties, which may include default, insolvency or bankruptcy. As a result, securities issued by certain of these municipalities are currently considered below-investment-grade securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory, commonwealth or

First Eagle Funds | Prospectus | December 11, 202521

More Information about the Fund’s Investments

possession in which the Fund invests could affect the payment of principal and interest, the market values and marketability of many or all municipal obligations of such state, territory, commonwealth or possession.

Valuation Risk — The investments in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio investment at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Zero Coupon Bond Risk — Among the debt securities in which the Fund may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Fund’s income. Thus, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Defensive Investment Strategies

The Fund has the flexibility to respond promptly to changes in market and economic conditions. For example, a defensive strategy may be warranted during periods of unfavorable market or economic conditions, including periods of market turbulence or periods when prevailing market valuations are higher than those deemed attractive under the investment criteria generally applied on behalf of the Fund. Under a defensive strategy, the Fund may hold cash and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. issuers. In such a case, the Fund may not be able to pursue, and may not achieve, its investment objective. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information (in the section titled Disclosure of Portfolio Holdings), which is available to you without charge. Top position holdings (generally either top 10 or top five depending on the concentration represented), as well as certain statistical information relating to portfolio holdings such as region or sector breakdowns, for the Fund are posted to the website on a monthly basis within 15 days after the end of each month. These postings can be located behind the Portfolio tab on the Fund’s page of the website and generally are available for at least 30 days from their date of posting. Certain archived top holding postings are also available.

Fund Indices

Performance history, including as compared to one or more broad measures of market performance, for the Core Plus Municipal Fund will be included after the Fund has been in operation for one calendar year. The broad-based

22First Eagle Funds | Prospectus | December 11, 2025

More Information about the Fund’s Investments

index against which the Fund’s performance will be measured will be the S&P Municipal Bond Index. Additional information on the index is set out below. The index is not available for purchase.

The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. It tracks fixed-rate tax-free bonds and bonds subject to the alternative minimum tax (AMT).

First Eagle Funds | Prospectus | December 11, 202523

Fund Management

The Adviser

The Adviser of the Fund is First Eagle Investment Management, LLC, a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”). Based in New York City since 1937, FE Holdings, formerly Arnhold and S. Bleichroeder Holdings, Inc., traces its heritage to the German banking house Gebr. Arnhold, founded in Dresden in 1864. A controlling interest in FE Holdings is owned by funds managed by Genstar Capital, LLC (“Genstar Capital”). The Adviser offers a variety of investment management services. In addition to the Fund, its clients include the First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Tactical Municipal Opportunities Fund, First Eagle Real Estate Debt Fund, First Eagle Private Credit Fund, other pooled vehicles, corporations and major retirement plans. As of September 30, 2025, the Adviser had over $128.76 billion under management. The Adviser’s address is 1345 Avenue of the Americas, New York, NY 10105.

John V. Miller and David Blair are jointly and primarily responsible for the day-to-day management of the Core Plus Municipal Fund. Their professional backgrounds are below.

John V. Miller has served as a Core Plus Municipal Fund Portfolio Manager since November 2025. He joined the Adviser in January 2024 and is the head of the High Yield Municipal Credit team and is the Portfolio Manager of the Core Plus Municipal Fund. Prior to joining the Adviser in January 2024, Mr. Miller was a senior managing director and head of municipal bonds at Nuveen Asset Management.

David Blair has served as a Core Plus Municipal Fund Portfolio Manager since November 2025. Prior to joining First Eagle in January 2025, David was a managing director and portfolio manager at Nuveen where he managed municipal separate account portfolios. Since 1996, he has worked at PIMCO and Nuveen, primarily as a municipal credit analyst and portfolio manager. David began his career in 1991 as a Certified Public Accountant and auditor for Arthur Andersen. He earned a BA in economics from the University of California, Santa Barbara and an MBA in finance from the University of Chicago. David holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Orange County.

Additional information regarding these portfolio managers’ compensation, other accounts managed and ownership of securities in the First Eagle Funds is available in the Statement of Additional Information. The portfolio managers are supported in their duties by a team of investment professionals employed by the Adviser. Also available in the Statement of Additional Information is certain background information regarding these investment professionals.

Pursuant to an advisory agreement with the Fund, the Adviser is responsible for the management of the Fund’s portfolio. In return for its investment management services, the Fund pays the Adviser a fee at the annual rate of the average daily value of its net assets as follows:

Management Fee
Core Plus Municipal Fund	0.40	%*

*	The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.50%, 1.25%, 0.25% and 0.25% of average net assets, respectively. Each of these undertakings lasts until February 28, 2027 and may not be terminated during its term without the consent of the Board of Trustees. The Core Plus Municipal Fund has agreed that each of Classes A, C, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.50%, 1.25%, 0.25% and 0.25% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreements with it, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. Those reimbursements may not exceed an annual rate of 0.05% of the value of the Fund’s average daily net assets. These fees and reimbursements comprise a portion, and sometimes a substantial portion, of the Fund’s “Other Expenses” in the fees and expenses tables at the beginning of this Prospectus.

Expense ratios are subject to change in response to changes in the Fund’s average net assets or for other reasons. A decline in average net assets can be expected to increase the impact of operating expenses.

24First Eagle Funds | Prospectus | December 11, 2025

Fund Management

The Adviser has submitted an application with the SEC for an exemptive order that would permit the Adviser to engage or terminate a sub-adviser, and to enter into and materially amend an existing sub-advisory agreement, upon the approval of the Board, without obtaining shareholder approval. This requested exemptive relief has been approved the Fund’s initial shareholder and the Fund’s Board. Consequently, if approved by the SEC, under the exemptive order, the Adviser would have the right to hire, terminate and replace sub-advisers when the Board and the Adviser feel that a change would benefit the Fund. The exemptive order is expected to enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. There is no guarantee that the SEC will grant the requested exemptive order.

Approval of Advisory Agreement

A discussion regarding the basis of the Fund’s Board of Trustees’ (“Board of Trustees”) approval of the Advisory Agreement between the Fund and the Adviser will be available in the Financial Statements filed with the SEC on Form N-CSR for financial reporting periods in which the Advisory Agreement was acted upon by the Board of Trustees.

First Eagle Funds | Prospectus | December 11, 202525

About Your Investment

Investing requires a plan. Whether you invest on your own or use the services of a financial professional, you should create a strategy designed to meet your short-term and long-term financial goals.

How to Purchase Shares

The minimum initial and subsequent investment amounts generally required for share classes of the Fund are included in the table below. These amounts also may be met by combining your investments in any share class of the Fund with your investments in any share of any closed-end interval fund for which First Eagle Investment Management, LLC serves as investment adviser (“Eligible Fund”). If you invest through a financial intermediary, your financial intermediary may establish higher or lower minimum initial and subsequent investment amounts.

Minimum Investments	Initial*		Subsequent
First Eagle Core Plus Municipal Fund
Class A	$2,500		$100

Class C	2,500		100

Class I	1,000,000	**	100

Class R6	None		None

*

Minimum initial investment is $1,000 for Class A and Class C shares in an individual retirement account (instead of $2,500 as is otherwise required), except $100 if establishing an Automatic Investment Program through the New Account Application or Special Options Form.

**

The minimum may be waived for Class I shares for certain wrap fee programs if approved by FEF Distributors, LLC and for certain intermediaries that have entered into a relevant agreement with FEF Distributors, LLC.

26First Eagle Funds | Prospectus | December 11, 2025

About Your Investment

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record (including Army Post Office (APO), Fleet Post Office (FPO) and Diplomatic Post Office (DPO) addresses) and (ii) all account owners residing in the United States at the time of sale. Any existing account that is updated to reflect a non-U.S. address may also be restricted from making additional investments. “Starter” checks and third-party checks will not be accepted for purposes of purchasing shares, but third-party checks may be accepted in connection with individual retirement account rollovers. Third-party transactions, except those for the benefit of custodial accounts or participants in employee benefit plans, are not permitted. The Trust reserves the right to waive the initial minimum investment amounts, at the discretion of the principal underwriter, for certain investors, including Trust employees and trustees, and employees and officers of the Adviser and its affiliates. The Fund’s shares may be purchased through authorized dealers or, in limited circumstances, through the Fund’s transfer agent, SS&C GIDS, Inc. (“SS&C” or the “Transfer Agent”). A completed and signed application is required to open an account with the Fund. If there is no application accompanying this Prospectus, please call 800.334.2143 to obtain one.

FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), the Fund’s principal underwriter (and a subsidiary of the Adviser), reserves the right to limit the purchase of the Fund’s shares when it is in the best interest of the Fund.

The Trust and the Distributor reserve the right to refuse any share purchase order for any reason they deem appropriate. For example, the Trust or Distributor may reject purchase orders due to nonpayment, and they may refuse orders from investors identified as money-laundering risks and those responsible for potentially disruptive trading practices, such as “market timing.” Share purchases are not binding on the Trust or the Distributor (and accordingly may be rejected) until they are confirmed as paid by the Transfer Agent. All payments must be made in U.S. dollars, and all checks must be drawn on U.S. banks.

Cash or cash equivalents (such as travelers’ checks, cashiers’ checks, bankers’ “official checks” or money orders) will generally not be accepted, however certain cash equivalents will be permitted for IRA transfers and retirement asset rollovers. As a condition of this offering, if an investor’s purchase is canceled due to nonpayment or because his or her check or Automated Clearing House (“ACH”) transfer does not clear, the investor will be responsible for any loss the Fund may incur as a result thereof. In limited circumstances, completed purchases also may be cancelled when the Distributor or Transfer Agent receives satisfactory instructions that a trade order was placed in error.

Anti-Money Laundering Compliance

The Trust and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Trust or the Distributor may request additional information from you to verify your identity and source of funds. For individual investors, such information typically will include name, address, date of birth, and Social Security number. Such information also may include requests for documents such as driver’s license or other government-issued identification. For entity investors, such information typically will include name, principal business address, taxpayer identification number, corporate documents such as articles of incorporation, trust or partnership agreements, by-laws and similar documents, and also may include requests for documents confirming the authority and identity of those having control over the entity or its trading.

If the Trust or Distributor believes the information submitted does not provide adequate identity verification, it reserves the right to reject the establishment of your account or close the account at its current net asset value. If, at any time, the Trust believes an investor may be involved in suspicious activity, or if certain account information matches data on government lists of suspicious persons, the Trust or Distributor may choose to prohibit the establishment of a new account for the purchase of Fund shares or may be required to “freeze” an account. They also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Trust or the Distributor to inform the investor it has taken the actions described above.

First Eagle Funds | Prospectus | December 11, 202527

About Your Investment

How Fund Share Prices Are Calculated

The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. Net asset value for purchase or sale orders which are received by the Fund on any business day before the close of regular trading on the NYSE will be calculated as of that same day. If the purchase or sale request is received on a business day after the close of regular trading on the NYSE, or on a non-business day (weekend or financial market holiday), net asset value will be calculated as of the close of regular trading on the next business day. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or when market prices have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund’s foreign holdings therefore may differ on occasion from reported market values. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Distributor may authorize certain dealers to receive on its behalf purchase and redemption orders (“authorized dealers”). In turn, these authorized dealers may designate other intermediaries to receive purchase and redemption orders on the Distributor’s behalf (“designated intermediaries”). Orders for shares received by SS&C, authorized dealers, or designated intermediaries prior to the close of trading on the NYSE will be processed based on that day’s net asset value determined as of the close of trading on the NYSE that day. If an order is received by SS&C, an authorized dealer, or a designated intermediary after the close of the NYSE, it will be priced the next day the NYSE is open for trading.

Purchases Through Dealers and Financial Intermediaries

You may purchase the Fund’s shares from selected securities dealers with whom the Distributor has sales agreements. You also may obtain additional new account applications from such authorized dealers. For a list of authorized dealers, please contact the Distributor at 800.747.2008. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Fund’s Transfer Agent and for monitoring applicable breakpoint or sales charge reductions for their accounts. Certain broker-dealers or financial services firms may purchase shares at their net asset value, without a sales commission, and charge investors a transaction charge or other advisory fee through a wrap-fee or similar program.

Class A shares of the Fund are sold with a front-end sales commission and a Rule 12b-1 annual distribution fee. Class C shares of the Fund are sold with a “level-load” (consisting of a Rule 12b-1 annual distribution fee and annual service fee). Class I shares of the Fund are made available primarily to investors purchasing through a fee-based program with their investment adviser or broker-dealer, through a group retirement plan in which they participate, or, for certain investors, by direct purchases through the Transfer Agent in quantities of $1 million or more. Class I shares may also be available on certain brokerage platforms (pursuant to a relevant agreement with FEF Distributors). An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Class R6 shares of each Fund are sold primarily to group retirement plans. (Class R6 shares may be available to non-group retirement plans through certain fee-based platforms that have entered into an agreement with FEF Distributors.)

Authorized dealers and financial services firms may impose a charge for handling purchase transactions and may have particular requirements concerning purchases. Contact your authorized dealer or financial services firm for more information.

28First Eagle Funds | Prospectus | December 11, 2025

About Your Investment

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly through the Transfer Agent or through an authorized dealer or other financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts. See the Appendix to this Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms for more information.

If you purchase any Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Public Offering Price of Class A Shares

The public offering price of Class A shares equals the net asset value per share plus a sales charge. The Class A sales charges* for the Fund are as follows:

Class A Shares Dollars Invested	Sales Charge as a Percentage of		Dealer Allowance As a Percentage of Offering Price
	Offering Price	Net Amount Invested

Less than $100,000	2.50%	2.56%	2.25%

$100,000 but less than $250,000	1.50	1.52	1.25

$250,000 and over**	0.00	0.00	0.00

The Distributor re-allows discounts to selected dealers with whom it has sales agreements and is entitled to retain the balance over dealer discounts. The Distributor may re-allow the entire sales load, and, as described in Distribution and/or Shareholder Services Expenses, may provide additional promotional incentives to dealers selling the Fund’s shares. In some instances, the entire reallowance or incentive may be offered only to certain dealers that have sold or may sell significant amounts of the Fund’s shares. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters, according to the definition under the Securities Act of 1933.

Class A shares of the Fund also carry a Rule 12b-1 annual 0.25% distribution fee. Because the Rule 12b-1 fee is paid from your investment on an ongoing basis, over time these fees ultimately may cost more than paying other types of sales charges. The distribution plans and agreements adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act are described in Distribution and/or Shareholder Services Expenses.

Class A shares are not available to investors who purchase shares directly through the Transfer Agent (without the use of an intermediary).

Class A Contingent Deferred Sales Charge

There is no initial sales charge on purchases of Class A shares of the Fund aggregating $250,000 or more. The Distributor may pay dealers of record “finder’s fee” commissions of up to 1.00% of purchases of Class A shares not previously subject to a front-end sales charge or dealer commission paid by the investor.***

These finder’s fee commissions will be paid with respect to (i) purchases aggregating (on a single trade date) $250,000 or more by any “person,” which term includes any account having the same mailing address or tax identification number; (ii) accounts with completed letters of intention of $250,000 or more; and (iii) certain group retirement plans investing through an omnibus account making any single purchase of Class A shares of $250,000

*	Information relating to sales charges is available at www.firsteagle.com/individuals-home.
**	See the following section titled Class A Contingent Deferred Sales Charge.
***	Dealers should call the Distributor at 800.747.2008 to discuss the further terms that apply to this commission.
First Eagle Funds | Prospectus | December 11, 202529

About Your Investment

or more. Subsequent purchases will need to aggregate $250,000 or more to be eligible for this commission (and appropriate documentation will be required to verify additional aggregations).

Finder’s fee commissions also may be paid under certain other circumstances. Your dealer will advise you if any such commissions are paid with respect to your account. If you redeem any shares as to which such a finder’s fee commission was paid within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the “Class A contingent deferred sales charge”) may be deducted from the redemption proceeds. The Class A contingent deferred sales charge will not exceed 1.00% of the lesser of (i) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased with reinvested distributions), or (ii) the original net asset value of the redeemed shares.

If you are investing through a retirement plan, your plan administrator can advise you whether such a finder’s fee commission has been charged against the plan. If so, the plan may be subject to the Class A contingent deferred sales charge if fully redeemed within 18 months of the end of the calendar month of the relevant share purchase.

In determining whether a Class A contingent deferred sales charge is payable when shares are redeemed, shares that are not subject to the sales charge, including those purchased with reinvested distributions, will be redeemed first. The remaining shares will be redeemed in the order in which you purchased them.

The Class A contingent deferred sales charge is not charged on Class A exchanges. However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the Class A contingent deferred sales charges will apply.

Reducing the Sales Charge

As the table in Public Offering Price of Class A Shares shows, larger investments in Class A shares of the Fund will reduce the sales charge on the investment, resulting in what are frequently called sales charge “breakpoints.” Not all terms are available through all of the Fund’s authorized dealers or other intermediaries. To claim a breakpoint or other reduced sales charge, notify your dealer, the Distributor or SS&C at the time of purchase that one of the following applies (including, if relevant, the existence of all accounts or balances applicable to the calculation of any breakpoints or other sales charge reductions):

•

Aggregation. The sales charge schedule applies to the total amount invested in Class A shares by any “person,” which, for purposes of calculating sales charges, includes any account having the same mailing address or tax identification number. Therefore, if you purchase shares for several accounts at the same time, you may combine these investments into a single transaction to reduce the applicable sales charge. You may not combine individual accounts with corporate/partnership accounts for purposes of reducing the sales charge.

•

Rights of Accumulation. If you already are a shareholder of a First Eagle Fund or a closed-end interval fund for which the Adviser is the investment adviser (“Eligible Fund”), you may purchase Class A shares at a reduced sales charge by combining the amount being invested with the current net asset value of any share class of an Eligible Fund you already own. If the current net asset value of the Eligible Fund shares already held plus the net asset value of the current purchase exceeds a point in the sales charge schedule at which the charge is reduced, the entire current purchase is eligible for the reduced sales charge. To take advantage of your rights of accumulation, notify your dealer, the Distributor or SS&C at the time of purchase.

•

Letter of Intention. You may qualify for a reduced sales charge by completing the Letter of Intention contained in the New Account Application or the Special Options Form, which you may obtain by contacting the Trust at 800.334.2143. This process allows you to combine aggregate purchases of shares of any Eligible Fund during a 13-month period, for purposes of calculating the applicable sales charge on Class A shares of the Fund. Shares you currently own will be credited as purchases toward the completion of the Letter of Intention at their net asset value on the date the letter is executed. No retroactive adjustments will be made. For each investment you make, you must notify your dealer, the Distributor or SS&C that such a letter is on file along with all account numbers associated with the letter. The letter is not a binding obligation. Nevertheless, 2.50% of the amount specified in the Letter of Intention will be held in escrow, and if your purchases are less than the amount specified, you must remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the total purchases actually made. If you do not remit the payment within 20 days

30First Eagle Funds | Prospectus | December 11, 2025

About Your Investment

after written request, the Trust will redeem an appropriate number of escrowed shares to realize the difference. The sales charge applicable to the investment will not be higher than if you had not submitted a Letter of Intention. Either you (subject to these escrow rules) or the Trust may cancel the arrangement at will.

•	Sales at Net Asset Value. Class A shares of the Fund can be sold at net asset value (without a sales charge) to:
–	registered representatives or employees of authorized dealers; or the immediate family members of such persons; or any trust, pension, profit-sharing or other benefit plan for only such persons;
–	banks or trust companies or their affiliates, when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client;
–	investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;
–

clients of such investment advisers and financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution;

–

a financial intermediary that has entered into an agreement with the Distributor to offer the Fund’s shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. A listing of these intermediaries is included in the appendix to the Fund’s Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

–

retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.” Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;

–	current accounts in which shares of the Fund are purchased directly through FEF Distributors;
–

current officers, trustees, directors, and employees of the Trust, FE Holdings, the Adviser, FEF Distributors, certain other subsidiaries of FE Holdings, Genstar Capital, LLC, employees of certain firms providing services to the Trust (such as the custodian and the shareholder servicing agent), and to the immediate family members of any such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons;

–

transfers of First Eagle Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or qualified retirement plan which UMB Bank n.a. is the custodian; and

–

transfers of First Eagle Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution from which UMB Bank n.a. is the custodian.

The Fund also may issue Class A shares at net asset value in connection with the acquisition of or merger or consolidation with another investment company. At the Distributor’s discretion, the sales of Class A shares at net asset value may require written assurance that the purchase is being made for investment purposes and the shares will not be resold except through redemption. If required, you must provide such notice to the Distributor or SS&C at the time of purchase on a form available from the Trust.

Certain financial intermediaries may exchange Class I shares for Class A shares (on a load-waived basis) of the Fund in connection with a change in account type or otherwise in accordance with the financial intermediary’s policies and procedures that renders a shareholder ineligible for Class I shares. The availability of this sales charge waiver depends on the policies, procedures and trading platforms of the intermediary.

Reinstatement Privilege

You are entitled to a one-time per account privilege to reinvest in Class A shares of any First Eagle Fund the proceeds of a full or partial redemption of shares from the same Fund (and the same account) at the then-applicable net asset value per share without payment of a sales charge. To exercise this privilege, you must submit

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About Your Investment

to SS&C or your broker of record, within 90 calendar days after the redemption, a written request for reinstatement and a check or bank wire in an amount not exceeding the redemption proceeds.

Please note that reinstatement will not prevent recognition of a gain realized on the redemption, and a loss may be disallowed for tax purposes. The gain or loss resulting from the redemption may be affected by exercising the reinstatement privilege if you held the redeemed shares for 90 days or less, or if you reinvested within 30 days.

Purchasing Level-Load Class C Shares

You may purchase level-load Class C shares of the Fund through an investment professional at net asset value. You do not have to pay sales charges on Class C shares, but you may have to pay a contingent deferred sales charge equal to 1.00% of the original purchase price or the current market value, whichever is less (the Class C contingent deferred sales charge), on shares you sell or redeem within the first year of purchase.

Investors who purchase Fund shares directly through the Fund’s Transfer Agent without a broker of record are not eligible to purchase Class C shares. Any Class C shares currently held in accounts with the Transfer Agent without a broker of record will be subject to automatic conversion to Class A shares over time.

Class C shares of each Fund carry a Rule 12b-1 annual 0.25% service fee and annual 0.75% distribution fee. Because the Rule 12b-1 fees are paid from your investment on an ongoing basis, over time these fees ultimately may cost more than paying other types of sales charges. The distribution plans and agreements adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act are described in Distribution and/or Shareholder Services Expenses.

In addition to the fees described above, the underwriter normally pays to distributors of Fund shares a separate initial 1.00% fee on the sale of Class C shares. The Class C contingent deferred sales charge is intended to compensate the underwriter for these payments, if investors hold shares for less than one year. Distributors of Class C shares that are not subject to a Class C contingent deferred sales charge will be paid the distribution and service fees on a quarterly basis.

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC, except in the case of the death of the shareholder.

Purchasing Class R6 Shares

Class R6 shares are offered without any sales charge and are generally made available to the following types of investors:

•

qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans);

•	certain non-qualified plans;
•	457 plans, including 457(a) governmental entity plans and tax-exempt plans;
•	403(b) retirement plans;
•	health savings accounts (HSA);
•	voluntary employees’ beneficiary association (VEBA) plan trusts;
•	collective investment trusts;
•	investment companies, both affiliated and not affiliated with the adviser; and
•	trustees of the Fund and other individuals who are affiliated with the Fund.

Class R6 shares may not be available through certain intermediaries. The availability of Class R6 shares for 401(a), 457, and 403(b) plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your group retirement plan. Class R6 shares also are generally available only to group retirement plan investors

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About Your Investment

where plan level or omnibus accounts are held on the books of the Fund. Class R6 shares generally are not available to Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans. Class R6 shares may be available to non-retirement accounts through certain fee-based platforms that have entered into an agreement with FEF Distributors.

Distribution and/or Shareholder Services Expenses

The shares of the Fund are offered to investors, in states and countries in which such offer is lawful, either through selected securities dealers or directly through SS&C. Class A shares of the Fund are subject to the front-end sales charges described in About Your Investment—Public Offering Price of Class A Shares.

The Fund has adopted distribution plans and agreements pursuant to Rule 12b-1 (the “Plans”) under the 1940 Act. Under the Plans, the Fund pays FEF Distributors as the Fund’s Distributor the following annual distribution-related and service fees:

•	Class A shares: 0.25% of the share class’s average daily net assets.
•	Class C shares: 1.00% of the share class’s average daily net assets (distribution and service fees).

FEF Distributors is paid these distribution-related and service fees on a monthly basis. FEF Distributors is obligated to use these collected fees to pay qualifying dealers for their assistance in distributing the Fund’s shares, providing shareholder services and in connection with other expenses incurred by such dealers, such as advertising costs and the printing and distribution of prospectuses to prospective investors. However, FEF Distributors will not pay dealers 12b-1, distribution-related and service fees for any quarter in which a dealer has less than $50,000 in First Eagle Fund accounts. FEF Distributors or its affiliates bear distribution expenses to the extent they are not covered by payments under the Plans. Any distribution expenses incurred by FEF Distributors or its affiliates in the Fund’s fiscal year that are not reimbursed from payments accrued during that fiscal year will not be carried over for payment in any subsequent year. Class I and Class R6 shares of the Fund do not participate in the Plans and are not charged with any portion of the payments made under the Plans. Because the fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment in the Fund and ultimately may cost more than paying other types of sales charges. Any distribution-related (Rule 12b-1) fee may be used in whole or in part to finance distribution activities, including sales compensation, and/or shareholder account liaison and servicing activities.

Certain broker-dealers or other intermediaries perform services that otherwise could be handled by the Fund’s Transfer Agent. These services may include preparing and distributing client statements, tax reporting, order-processing and client relations. As a result, these third parties may charge fees (sometimes called “sub-transfer agency fees” or “sub-accounting fees”) to the First Eagle Funds for these services. The Fund may pay for such services outside of a Rule 12b-1 Plan (meaning in addition to or instead of as Rule 12b-1 fees) so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. Arrangements may involve a dollar per-account fee, an asset-based fee, transaction or other charges, cost reimbursement or, in some cases, a combination of these inputs.

Sub-transfer agency fees can comprise a substantial portion of the Fund’s ongoing expenses (except in the case of Class R6 shares, where such fees are not paid). While the Adviser and the Distributor consider sub-transfer agency fees to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Fund that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates. The Adviser, the Distributor or an affiliate may make additional payments to intermediaries for these and other services, and their payments may be based on the same or other methods of calculation. See Revenue Sharing below.

Revenue Sharing

The Distributor, Adviser or an affiliate may make cash payments from their own resources to broker-dealers or financial intermediaries for various reasons.

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About Your Investment

These payments, often referred to as “revenue sharing,” may support the delivery of services to the Fund or shareholders in the Fund, including transaction processing and sub-accounting services.

These payments also may serve as an incentive to sell Fund shares or to promote shareholder retention. As such, the payments may go to firms providing various marketing support or other promotional services relating to the Fund, including advertising and sales meetings, as well as inclusion of the Fund in various promotional and sales programs. Marketing support services also may include business planning assistance, broker-dealer education about the Fund and shareholder financial planning assistance.

Revenue sharing payments may include any portion of the sub-transfer agency fees (described in the preceding section) that exceed the limits for those fees established by the Board of Trustees in consultation with management and which, accordingly, the Fund does not pay. They also may include any other payment requirement of a broker-dealer or another third-party intermediary, including certain agreed upon “finder’s fees” as described in greater detail under Public Offering Price of Class A Shares—Class A Contingent Deferred Sales Charge. The Distributor, Adviser or an affiliate pay all such payments out of its (or their) own resources. Such payments are in addition to any recordkeeping, sub-transfer agency/networking fees payable by the Fund (through the Distributor or otherwise) to others for performing such services and Rule 12b-1 or service plan payments described elsewhere in this Prospectus. Revenue sharing payments may be structured, among other means, as: (i) a percentage of sales; (ii) a percentage of net assets; (iii) a flat fee per transaction; (iv) a fixed dollar amount; or (v) some combination of any of these. In many cases, revenue sharing arrangements may be viewed as encouraging sales activity or retention of assets in the Fund. Generally, any revenue sharing or similar payments are requested by the party receiving them, often as a condition of distribution, but they are subject to negotiation as to their structure and scope. No such payments are made by reference to Class R6 shares or to the assets of these share classes.

The Distributor, Adviser or an affiliate also may pay from their own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers for attending diligence or informational meetings with the Fund’s investment professionals. The Distributor, Adviser or an affiliate also may pay for costs of organizing and holding such meetings and also may make payments to or on behalf of brokers or other financial intermediaries for other types of events, including pre-approved conferences, seminars or sales or training programs (and payments for travel, lodging, etc.), and may provide small gifts and/or entertainment as permitted by applicable rules. The Distributor, the Adviser or an affiliate also may pay fixed fees for the listing of the Fund on a broker-dealer’s or financial intermediary’s system. This compensation is not included in, and is made in addition to, the compensation described in the preceding paragraph.

Please be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to more positively consider the Fund relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly. The Fund’s Statement of Additional Information includes a listing of certain parties receiving revenue sharing payments in respect of the Fund.

Bookshare Account Plan

To facilitate the handling of shareholder transactions, the Fund uses a bookshare account plan for shareholder accounts. SS&C, as the Fund’s Transfer Agent, opens and maintains an account for each shareholder of the Fund directly registered with the Fund. All your interests in shares, full and fractional (rounded to three decimal places), are reflected in your book account. After any purchase, SS&C mails you a confirmation indicating the amount of full and fractional shares purchased, the price per share and a statement of your account. SS&C will not issue stock certificates for the shares of the Fund.

Electronic Delivery

The Trust can deliver your account statements and fund financial reports electronically. If you are a registered user of firsteagle.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “eDelivery.” (Should you later wish to receive these documents by mail you can

34First Eagle Funds | Prospectus | December 11, 2025

About Your Investment

revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.)

Where To Send Your Application

You may purchase the Fund’s shares through selected securities dealers with whom the Distributor has sales agreements. You may obtain additional New Account Applications from these authorized dealers. For a list of authorized dealers, please call the Distributor at 800.747.2008. Authorized dealers and financial services firms may charge you a transaction fee in addition to any applicable sales loads. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Transfer Agent.

If eligible, you may purchase Fund shares directly through the Fund’s Transfer Agent by mailing a check made payable to First Eagle Funds along with the completed New Account Application to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324. You also may purchase shares directly through the Fund’s Transfer Agent by ACH transfer or by bank wire. Please call 800.334.2143 to establish and administer the ACH purchase option, and please call prior to wiring any funds.

Minimum Account Size

Due to the high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account if, as the result of a withdrawal, the value of that account drops below $2,500 (except for Class R6 accounts where generally no minimum is applied). This does not apply to accounts participating in the Automatic Investment Program or to retirement accounts. The Trust also reserves the right to redeem shares in any Class I account if the value of that Class I account drops below $100,000. You will have at least 30 days to make an additional investment to bring the account value to the stated minimum before the redemption is processed.

Automatic Investment Program

You may make semi-monthly, monthly or quarterly investments of $100 (or more) in shares of the Fund automatically from a checking or savings account on or about the fifth and/or 20th of the month. Upon written authorization, SS&C will debit your designated bank account as indicated and use the proceeds to purchase Fund shares. Because your bank must provide approval for the transfer process, establishing an Automatic Investment Program may take at least 30 days. You must indicate your desire to establish an Automatic Investment Program on the New Account Application or Special Options Form. You also must include a voided check, a savings account deposit slip or savings account statement. Shares purchased through Automatic Investment Program payments are subject to the redemption restrictions for recent purchases described in Once You Become a Shareholder—Redemption of Shares. The Trust may amend or cease to offer the Automatic Investment Program at any time.

Contractual Arrangements

The Fund is a party to contractual arrangements with various parties who provide services to the Fund, including the Adviser, the Distributor, the custodian, and the transfer agents, among others. Fund shareholders are not parties to, or intended (“third party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual investor or group of investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Also, while this Prospectus and the Statement of Additional Information describe pertinent information about the Trust and the Fund, neither this Prospectus nor the Statement of Additional Information represents a contract between the Trust or the Fund and any shareholder or any other party.

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Once You Become a Shareholder

After you have opened an account with us, you can exchange or sell your shares to meet your changing investment goals or other needs.

Exchanging Your Shares

You may exchange some or all of your shares of the Fund for shares of an Eligible Fund, subject to limitations described elsewhere in this Prospectus. You may exchange:

•	Class A shares of the Fund for Class A shares of an Eligible Fund;
•	Class C shares of a Fund for Class C shares of an Eligible Fund;
•	Class I shares of the Fund for Class I shares of an Eligible Fund; and
•	Class R6 shares of a Fund for Class R6 shares of an Eligible Fund.

Shares will be exchanged at their net asset value, computed as of the close of trading on the NYSE (normally 4 p.m. Eastern time). Share exchange orders received after the close of trading on a particular day will be exchanged at the next day’s close of trading net asset value. There is generally no charge for the exchange privilege. Any exchange must meet the applicable minimum investment amount for the Eligible Fund and share class into which the exchange is being made. In addition, because you may be subject to different fees, expenses and investment risks when you make an exchange, you should carefully review the description of the Eligible Fund into which you plan to exchange. Also, exchanges may constitute a taxable event for U.S. federal income tax purposes. For additional information concerning exchanges or to initiate exchanges, contact the Trust at 800.334.2143.

Exchanges may be limited in the case of shares to be exchanged for those of any Eligible Fund or share class closed to, or otherwise restricted for, new investors and new accounts. In addition, the Funds depend on cooperation from intermediaries in reviewing certain accounts (such as those of retirement plan sponsors, wrap program sponsors and certain omnibus position holders) for short-term trading practices, which limits the Funds’ ability to monitor the frequency of exchanges by those investing through such accounts (see the Short-Term Trading Policies section).

Automatic Exchange Program

If you wish to automatically exchange shares of the Fund for shares of another on a monthly basis, you can do so via the Automatic Exchange Program. The minimum exchange amount is $100. If the balance in the account you are exchanging from falls below the designated automatic exchange amount, all remaining shares will be exchanged, and the program will be discontinued. All conditions with respect to exchange transactions apply, as discussed in Exchanging Your Shares.

Conversion

Optional conversions to Class I. You may convert Class A shares and Class C shares of the Fund having an aggregate value of $1 million or more into Class I shares of the Fund. Class A shares and Class C of the Fund held through certain “wrap fee” programs and 401(k) plans also may be eligible to be converted to Class I shares of the Fund. If the shares are no longer subject to a CDSC and the conversion is consistent with your dealer or financial intermediary’s policies and procedures, Class A and Class C shares also may be eligible to be converted to Class I shares of the Fund.

Optional conversions to Class R6. Shares of any other class may be converted to Class R6 shares of the same Fund, provided eligibility requirements for these share classes are met.

Automatic conversions from Class C to Class A. Class C shares of the Fund automatically convert to Class A shares of the Fund eight years after the end of the month of original purchase provided that the applicable holding period can be identified. If you purchased such Class C shares by exchange for Class C shares of another First Eagle Fund, the conversion period runs from the date of original purchase. Such conversions will take place on the 25th day of the month (or if the 25th is not a business day, the next business day thereafter). In the case of shares held through certain intermediary accounts, such as group retirement plan recordkeeping platforms, the Fund may

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Once You Become a Shareholder

not be able to independently determine the holding period for the shares to assess eligibility for the conversion. In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. The Fund may not be able to initiate a conversion without the assistance of the intermediary in those circumstances. Shareholders holding shares of the Fund through such accounts may contact their intermediary with questions regarding conversions.

Important information for all conversions. Fees, expenses and eligibility and other terms among share classes will vary. All conversions will take place at net asset value and generally should not result in the realization of income or gain for U.S. federal income tax purposes. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at 800.334.2143. More information concerning conversions is also available in the Statement of Additional Information, which is available upon request (see back cover). Certain intermediary-related terms also are described in the appendix to the Fund’s Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

Dividend Direction Plan

Unless you elect otherwise, your distributions will be reinvested in additional shares of the same share class of the Fund at the net asset value calculated as of the date immediately preceding the payment date.

Distributions reinvested in additional shares of the Fund will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. As a result, the Fund may designate a portion of its distributions as “exempt-interest dividends”, unless you are investing through a tax-deferred account, such as a 401(k) plan or an individual retirement account, all reinvested dividends and distributions not designated as “exempt-interest dividends” remain taxable for U.S. federal income tax purposes as though received in cash. For further information about dividend reinvestment, contact SS&C by telephone at 800.334.2143.

Redemption of Shares

You have the right to redeem all or any part of your Fund shares for cash at their net asset value next computed after proper receipt of the redemption request. You may redeem via telephone through your authorized dealer or FEF Distributors. Shares held in the dealer’s “street name” must be redeemed through the dealer, as described in the following paragraph.

If you have an account with an authorized dealer you may submit a redemption request to that dealer. Authorized dealers are responsible for promptly transmitting your redemption requests to the Distributor. Dealers may impose a charge for handling redemption transactions, and they may have particular requirements concerning redemptions. Accordingly, shareholders should contact their authorized dealers for more information.

If you have an account with the Fund, you may redeem your shares through SS&C by transmitting written redemption instructions to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324. Redemption requests must meet all the following requirements to be considered in the proper form:

•	Written and signed instructions must be received from the registered owner(s).
•

A letter or a stock power signed by the registered owner(s) must include a signature guarantee by an acceptable guarantor. A guarantee is required for redemptions greater than $100,000 to be paid by check or when you want the redemption proceeds sent to an address other than the address of record, to a person other than the registered shareholder(s) for the account or to a bank account number other than the one previously designated. A signature guarantee is not required for any amount redeemed by ACH transfer or bank wire, as long as you previously designated a bank.

•	In the case of shares held in the name of a corporation, trust, fiduciary or partnership, SS&C must receive evidence of authority to sign and a stock power with signature(s) guaranteed.
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Once You Become a Shareholder

Redemption Proceeds

Payment of the redemption proceeds will generally be made within three business days after receipt of the redemption request in proper form, but may take up to seven days. The Trust will not mail redemption proceeds for any shares until checks or ACH transfers received in payment for those shares have cleared, which may take up to 15 days. The Trust normally pays redemption proceeds in the form of a check. If you wish to avoid any such delays, you should purchase your shares via bank wire. You also may have your proceeds sent to your bank account by ACH transfer or bank wire, as long as you identified your bank on the New Account Application or Special Options Form. Proceeds sent by ACH transfer generally will be credited to your account on the second business day after the redemption. Proceeds sent by bank wire generally will be credited on the business day following the redemption, but there is a wire fee that will be deducted from such proceeds. In times of extreme market stress, it may take longer to provide payment of redemption requests. Ask your financial professional for more information.

Redemptions in Kind

The Fund normally pays redemption proceeds in cash up to $250,000 or 1% of the Fund’s total value, whichever is less. The Trust reserves the right to make higher redemption payments in the form of marketable securities or, as needed, other traded assets, which is known as a “redemption in kind.” If your shares are redeemed in kind, the securities distributed to you will as closely as practicable represent your pro rata share of the Fund’s securities. You should expect to incur transaction costs upon the disposition of the securities received in the distribution. Such securities remain subject to market risk until they are sold. You may recognize capital gain or loss upon the disposition of such securities.

Short-Term Trading Policies

The Fund is not a vehicle for frequent traders. Frequent trading (including exchanging) of Fund shares, also known as “market timing,” may increase Fund transaction and administration costs and otherwise negatively affect the Fund’s investment program, possibly diluting the Fund’s value to its longer-term investors. For example, short-term investments moving in and out of the Fund may (i) prompt otherwise unnecessary purchases and sales of portfolio securities, thus increasing brokerage costs; (ii) affect the level of cash held by the Fund over time; (iii) affect taxable gains and losses realized by the Fund; or (iv) distract a portfolio manager from the Fund’s longer-term investment strategy.

The Fund may be susceptible to short-term trading due to the nature of its portfolio holdings.

Pursuant to procedures approved by the Board of Trustees, the Fund routinely reviews shareholder trades to seek to identify and deter inappropriate trading. Specifically, the Fund seeks to identify the types of transactions that may be harmful to the Fund, either on an individual basis or as part of a pattern. In certain circumstances, the Fund may deem a single trade or exchange inappropriate and subject to these procedures. When the Fund identifies inappropriate trading activities, the Fund will suspend trading and exchange privileges or close the relevant account. At the discretion of the Fund, such a suspension or account closure may be temporary or permanent and may or may not be subject to appeal.

The Fund also may deem investors potential short-term traders (and subject to trading suspensions or account closures without advance notice) based on information unrelated to the specific trades in the investors’ accounts. For example, the Fund may obtain information linking an account to an account previously suspended or closed for inappropriate trading. In addition, a reliable third party may report short-term trading concerns regarding a particular account to the Fund.

The Fund cannot guarantee to identify or prevent every instance of inappropriate trading. Nonetheless, the Fund’s guiding principle is that trading deemed not in the interests of longer-term Fund shareholders will be actively deterred and, when possible, prevented.

In most cases the Fund depends on cooperation from intermediaries in reviewing certain accounts, thereby limiting the Fund’s ability to monitor and discourage inappropriate trading. Although the Fund is committed to seeking the cooperation of intermediaries, the Fund often does not have immediate access to individual account-level activity for those investing through an intermediary (and generally must request information about this account activity

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Once You Become a Shareholder

rather than receiving it automatically). In addition, not all intermediaries maintain the types of sophisticated transaction tracking systems that permit them to apply the types of reviews applied by the Fund. The Fund does not have any arrangements intended to permit trading in contravention of the policies described in this section. The Fund may modify the short-term trading policies at any time.

Telephone Privileges

Unless you make contrary instructions on the New Account Application or Special Options Form, you will be entitled to make telephone redemptions, exchanges, conversions and account maintenance requests if you have a preauthorized form on file with the transfer agent. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that the Trust or its agents believe are genuine. The Trust will employ reasonable procedures to confirm the instructions are genuine. Such procedures may include (i) written confirmation of telephone transactions; (ii) tape recording telephone conversations; and/or (iii) requiring specific personal information prior to acting upon telephone instructions.

Any owner(s), trustee(s) or other fiduciary entity named in the account registration, investment professional of record and/or other parties who can provide specific personal information will be allowed to initiate telephone transactions. Personal information may include a combination of the following items: (i) the Fund and account number, (ii) the account registration, (iii) the Social Security or tax identification number on the account, (iv) the address of record, (v) designated bank account information and (vi) any other information deemed appropriate to allow access to the account.

Telephone redemption requests received by the Trust or their agents (including authorized dealers, retirement plan administrators or other intermediaries) prior to the close of business on the NYSE on any business day will be processed that day. Such requests received after the close of business on the NYSE will be effective the following business day. Shareholders may not make redemption requests by telephone if the proceeds will be wired to a bank account number or mailed to an address other than the one previously designated by the shareholder. There is a $100,000 maximum for telephone redemptions by check. Certain retirement accounts are not eligible for all the telephone privileges referenced above. Please call 800.334.2143 for more information on telephone privileges.

Systematic Withdrawal Plan

If you own Fund shares with a current net asset value of $10,000 or more, you may use those shares to establish a Systematic Withdrawal Plan that executes withdrawals monthly, quarterly, or annually. A check in a stated amount of at least $50 will be mailed to you on or about the third, 15th, or 25th day of the month. You may not take dividends and distributions on shares invested through a Systematic Withdrawal Plan in cash; instead, you must reinvest them, which will occur at net asset value. The Fund’s shares will be redeemed as necessary to meet withdrawal payments.

Withdrawals in excess of dividends and distributions will reduce and may deplete the invested principal. It may be inefficient to purchase additional shares while concurrently withdrawing shares, due to the sales charges incurred on purchases. Accordingly, you may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. If you establish a new account by check within 15 days of an expected withdrawal date, the Fund will not begin withdrawals until the following month, due to the Fund’s 15-day hold on check purchases. The Fund may amend or cease to offer the Systematic Withdrawal Plan at any time.

Retirement Plans

The Trust offers a variety of plans that allow investors to save for retirement and defer taxes on any investment income. These offerings include IRAs, Roth IRAs, SEPs and SIMPLE IRAs. Certain investors may not realize the tax benefits of these plans. Therefore, you should consult your tax adviser regarding your eligibility.

Eligible group retirement plans may purchase Class R6 shares. Retirement plans may purchase Class I shares of the Fund provided they meet the minimum initial investment amount of $1 million in an omnibus or pooled account within the relevant Fund. Retirement plans that will require the Fund to pay any type of administrative fee or payment per participant account to any third party are generally not eligible for Class I, but may be able to

First Eagle Funds | Prospectus | December 11, 202539

Once You Become a Shareholder

purchase Class R6 shares or Class A shares of the Fund without an initial sales charge. If a Class A “finder’s fee” was paid, such a plan may be subject to a Class A contingent deferred sales charge on these investments. See About Your Investment—Public Offering Price of Class A Shares—Class A Contingent Deferred Sales Charge.

Information Regarding State Escheatment Laws

Mutual fund accounts can be considered abandoned property. States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the Fund may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The Fund will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the fund for an “inactivity period” as specified in applicable state laws. If the Fund is unable to establish contact with an investor, the Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

40First Eagle Funds | Prospectus | December 11, 2025

Information on Dividends, Distributions and Taxes

The tax treatment described below is intended to be the tax treatment of the Fund under Subchapter M of the Internal Revenue Code.

It is the Fund’s policy to make periodic distributions of net tax-exempt income, net investment income and net realized capital gains, if any. Unless you elect otherwise, such distributions to you will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date. The Fund makes distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value of the Fund will be reduced by the amount of the payment.

The Fund intends to qualify and elect to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code. To qualify, the Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, the Fund generally will not be subject to U.S. federal income or excise taxes on income and capital gains distributed to shareholders within applicable time limits.

The Fund anticipates that most of its dividends will consist of “exempt-interest dividends,” which are excludable from gross income for U.S. federal income tax purposes. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on tax-exempt obligations and reported by the Fund as exempt-interest dividends. However, all or a portion of the exempt-interest dividends may be taken into account in determining the alternative minimum tax on shareholders who are individuals and may be subject to state and local taxes. Exempt-interest dividends are included in determining the portion, if any, of an individual’s social security and railroad retirement benefits subject to U.S. federal income taxes. Additionally, a shareholder may not deduct interest on indebtedness incurred or continued to purchase or carry shares of stock in a regulated investment company, such as the Fund, to the extent that the regulated investment company distributes exempt-interest dividends to the shareholder during the taxable year of the shareholder.

The Fund may realize and distribute taxable ordinary income or capital gains from time to time because of the Fund’s investment activities. Distributions, if any, of the Fund’s net capital gains are generally taxable to shareholders as long-term capital gains, and distributions from short-term capital gains and net investment income are generally taxable to shareholders as ordinary income, regardless of whether received in cash or reinvested in additional shares.

The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel and, in the case of derivative securities, sponsors’ counsel, that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued, and neither the Fund nor the Adviser will independently review the bases for those tax opinions. However, tax opinions are not binding on the IRS, and if any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liability for the current or past years and shareholders may have to file amended tax returns and pay additional taxes, interest and penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Shareholders that are generally exempt from U.S. federal income tax, such as shareholders investing through tax qualified accounts and nonresident aliens or foreign entities, will not gain additional tax benefit from the exempt-interest dividends that are expected to be paid by the Fund or gain any other tax benefit. Because the Fund’s pre-tax returns generally will be lower than those of funds that own taxable debt instruments of comparable quality, an investment in the Fund may not be suitable investment for those kinds of investors.

If you redeem the Fund’s shares or exchange them for shares of another First Eagle Fund, you generally will be treated as having sold your shares and any gain on the transaction will be subject to tax.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends and capital gain dividends from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates and trusts. Exempt-interest dividends from the Fund are generally not included in net investment income for purposes of this tax.

First Eagle Funds | Prospectus | December 11, 202541

Information on Dividends, Distributions and Taxes

By February 15 of each year, the Fund will send you a statement showing the tax status of your dividends and distributions for the prior year.

There may be tax consequences for shareholders who are nonresident aliens or foreign entities. Please see the Statement of Additional Information for more information.

Tax issues can be complicated. Exchanges of Fund shares are treated as sales and purchases and are subject to taxes. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

42First Eagle Funds | Prospectus | December 11, 2025

Derivative Actions Brought on Behalf of the Trust

General

Except with respect to claims arising under the federal securities laws, in addition to the requirements set forth under Delaware law, a shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) the shareholder or shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this requirement, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board of Trustees of the Trust or on the boards of one or more trusts that are under common management with or otherwise affiliated with the Trust; (b) unless a demand is not required under paragraph (a), shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (c) unless a demand is not required under paragraph (a), the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Board of Trustees may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

The provision requiring at least 10% of the outstanding voting securities of the Trust, applicable series or class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse the Trust for the expense of any advisors retained by the Board of Trustees in the event that the Trustees determine not to bring such action, does not apply to claims brought under federal securities laws.

Forum and Applicable Law

The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) also places limitations on the forum in which claims against the Trust may be heard. To the fullest extent permitted by applicable law, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for any shareholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of laws of the State of Delaware or the Declaration of Trust or the Trust’s Amended and Restated Bylaws, or (iv) to the maximum extent permitted by law, any other proceeding arising out of or relating to the Trust or the shareholder’s interest in the Trust, shall be the courts located in the State of Delaware, and in all cases subject to the Delaware courts’ having personal jurisdiction over the indispensable parties named as defendants. Any person purchasing or otherwise acquiring or holding any interest in shares of the Trust shall be (i) deemed to have notice of and consented to these provisions, and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding.

Accordingly, shareholders may have to bring suit in what they may consider to be an inconvenient and potentially less favorable forum. The limitations described above relating to derivative actions and choice of forum do not apply to claims asserted under the federal securities laws, to the extent that any such federal laws, rules or regulations do not permit such application.

The Declaration of Trust empowers the Trustees of the Trust with, among other things: (i) full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust; and (ii) subject to the 1940 Act, the power to engage in any other lawful act or activity in which a statutory trust organized under the Delaware Act may engage. Notwithstanding that the Declaration of Trust is to be construed and enforced in accordance with the

First Eagle Funds | Prospectus | December 11, 202543

Derivative Actions Brought on Behalf of the Trust

laws of the State of Delaware, the Declaration of Trust explicitly excludes the application of certain laws that might otherwise apply, including any provisions of laws (common or statutory) of the State of Delaware pertaining to trusts that relate to or regulate establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in the Declaration of Trust. Nothing in the Declaration of Trust modifying, restricting or eliminating the duties or liabilities of Trustees shall apply to, or in any way limit, the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons with respect to matters arising under the federal securities laws when and to the extent such terms are deemed inconsistent with the federal securities laws.

44First Eagle Funds | Prospectus | December 11, 2025

Privacy Notice for Individual Shareholders

The Trust is providing you with this privacy notice to inform you of how we process your personal information. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy notice supersedes any of our previous policies relating to the information you disclose to us.

FACTS	WHAT DOES THE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■	Social Security number, income, and assets
	■	account balances, payment history, and account activity
	■	credit history and credit scores
	■	name, address, telephone number, occupation
	■	online information, such as your IP address and data gathered from your browsing activity and location
	■	information we encounter in public records in the ordinary course of business

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

First Eagle Funds | Prospectus | December 11, 202545

Privacy Notice for Individual Shareholders

Reasons we can share your personal information	Does the Trust share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	Yes

For joint marketing with other financial companies	No	N/A

For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes— information about your creditworthiness	Yes	Yes

For our affiliates to market to you	Yes	Yes

For nonaffiliates to market to you	No	N/A

To limit	■	Call 800.334.2143 and indicate your desire to limit our sharing
	■	Visit us online: www.firsteagle.com/individuals-home or
	■	Mail the form below
Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call 800.334.2143 or go to www.firsteagle.com/individuals-home
46First Eagle Funds | Prospectus | December 11, 2025

Privacy Notice for Individual Shareholders

#

Mail-in Form
If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below.		Mark any/all you want to limit:
❑ Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
❑ Do not allow your affiliates to use my personal information to market to me.
❑ Do not share my personal information with nonaffiliates to market their products and services to me.

❑	Apply my choices	Name

	only to me	Address

City, State, Zip

		Account #	Mail to: First Eagle Funds P.O. Box 219324 Kansas City, MO 64121-9324

#

What we do
How does the Trust protect my personal information?

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

How does the Trust collect my personal information?	We collect your personal information, for example, when you
	■	open an account, make transactions using your account, or deposit money
	■	subscribe to receive information, submit an application, or otherwise submit a form containing personal information
	■	use our services online
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
First Eagle Funds | Prospectus | December 11, 202547

Privacy Notice for Individual Shareholders

Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes—information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

■

Affiliated companies include First Eagle Investments; First Eagle Holdings, Inc.; First Eagle Investment Management, LLC; FEF Distributors, LLC; First Eagle Separate Account Management, LLC; First Eagle Alternative Credit, LLC; Napier Park Global Capital Ltd; Napier Park Global Capital GmbH, Napier Park Global Capital (US) LP; First Eagle Investment Management Ltd; First Eagle Investment Management GmbH; First Eagle Funds (Ireland) ICAV; First Eagle Amundi Sub-Funds (Luxembourg) SICAV; First Eagle Overseas Variable Fund, a portfolio of First Eagle Variable Funds, an open-end investment management company; First Eagle Credit Opportunities Fund, a closed-end interval fund; First Eagle Private Credit Fund, a business development company; portfolios of First Eagle Funds, open-end investment management companies; First Eagle Global Equity ETF (FEGE) and First Eagle Overseas Equity ETF (FEOE), exchange-traded funds; First Eagle Real Estate Debt Fund, a closed-end interval fund; First Eagle Tactical Municipal Opportunities Fund, a closed-end interval fund; First Eagle High Yield Municipal Completion Fund, a portfolio of First Eagle Completion Fund Trust, an open-end investment management company; and any other First Eagle Funds and any sub-funds, as applicable.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■

Nonaffiliated third parties may include service providers such as the Trust’s distributors, registrar and transfer agent for shareholder transactions, other parties providing individual shareholder servicing, accounting and recordkeeping services, attorneys, accountants, and auditors.

Data Subject Rights

Individuals in some jurisdictions may have certain data subject rights. These rights vary, but they may include the right for individuals to: (i) request access to and rectification or erasure of their personal data; (ii) restrict or object to the processing of their personal data; and (iii) obtain a copy of their personal data in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal data with a data protection authority. If you have any questions about exercising these rights call 800.334.2143 or go to www.firsteagle.com/individuals-home.

Special Notice for Residents of California

First Eagle does not sell non-public personal information or share non-public personal information for cross-context behavioral advertising. We will not share information we collect about you with nonaffiliates, except as permitted by California law and described above. While the law provides California residents with data rights in some circumstances, the state protections do not apply to personal information collected about current or former investors whose information is protected by federal financial privacy law under the Gramm Leach Bliley Act and the SEC’s Reg S-P.

48First Eagle Funds | Prospectus | December 11, 2025

Privacy Notice for Individual Shareholders

Other Important Information

Sharing of Personal Information with Nonaffiliated Third Parties

We will only share your personal information collected, as described above, with nonaffiliated third parties:

•	At your request;
•

When you authorize us to process or service a transaction or product (nonaffiliated third parties in this instance may include service providers such as the Trust’s distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•

With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•	When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Funds | Prospectus | December 11, 202549

How to Reach First Eagle Funds

You can send all requests for information or transactions to:

Regular Mail:

First Eagle Funds
P.O. Box 219324
Kansas City, MO 64121-9324

or

Overnight Mail:

First Eagle Funds
c/o SS&C GIDS, Inc.
801 Pennsylvania Ave
Kansas City, MO 64105-1307

You can contact us by telephone at 800.334.2143.

Please visit us online at www.firsteagle.com/individuals-home

50First Eagle Funds | Prospectus | December 11, 2025

Financial Highlights

There are no financial highlights to report for the Fund because it has not been in operation for a full calendar year.

First Eagle Funds | Prospectus | December 11, 202551

APPENDIX
Intermediary-Specific Front-End Sales Load and Waiver Terms

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund (typically meaning through FEF Distributors as the Fund’s principal underwriter) or through an authorized dealer or other financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts. The sales charge waivers and discounts for a share class discussed below apply to the extent the Fund offers such share class.

* * * * *

Front-End Sales Charge Reductions on Class A Shares Purchased Through Ameriprise Financial

Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•	Transaction size breakpoints, as described in this Prospectus or the SAI.
•	Rights of accumulation (ROA), as described in this Prospectus or the SAI.
•	Letter of intent, as described in this Prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•

Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•

Shares exchanged from Class C shares of the same Fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

•	Redemptions due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI
•	Redemptions made in connection with a return of excess contributions from an IRA account
•	Shares purchased through a Right of Reinstatement (as defined above)
•	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

* * * * *

Shareholders Purchasing Fund Shares Through a Merrill Lynch Platform or Account

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-End Load Waivers Available at Merrill Lynch

•

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares purchased through a Merrill investment advisory program.
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account.
•	Shares purchased through the Merrill Edge Self-Directed platform.
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account.
•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement.
•

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement).

•	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees).
•

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as

Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-End, Back-End, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3)).
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement.
•	Shares sold due to return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation.
•

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

•	Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

•

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

•

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

* * * * *

Shareholders Purchasing Fund Shares Through a Morgan Stanley Wealth Management Transactional Brokerage Account

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

* * * * *

Shareholders Purchasing Fund Shares Through a Raymond James & Associates, Inc. Platform or Account

Shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI. As used here, “Raymond James” refers to Raymond James & Associates, Inc., Raymond James Financial Services and Raymond James affiliates.

Front-End Sales Load Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
•	Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
•	Breakpoints as described in this prospectus.
•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

* * * * *

Edward D. Jones & Co., L.P. (“Edward Jones”) Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of First Eagle Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of First Eagle Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•

Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•

Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

•	The redemption and repurchase occur in the same account.
•

The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

•

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•

Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee-based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or LOI

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

* * * * *

Front-End Sales Charge* Waivers on Class A Shares Available at Janney Montgomery Scott LLC (“Janney”)

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC Waivers on Class A and C Shares Available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

* * * * *

Shareholders Purchasing Fund Shares Through an Oppenheimer & Co. Inc. (“OPCO”) Platform or Account

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at OPCO

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•	Shares purchased by or through a 529 Plan.
•	Shares purchased through an OPCO affiliated investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.

•	Employees and registered representatives of OPCO or its affiliates and their family members.
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A, B and C Shares Available at OPCO

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus.

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

* * * * *

Shareholders Purchasing Fund Shares Through a Robert W. Baird & Co. (“Baird”) Platform or Account

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on A-Shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.
•	Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.
•

Shares purchased using the proceeds of redemptions from a First Eagle Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

•

A shareholder in the Fund’s C Shares will have their share converted at net asset value to A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

•

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on A and C Shares Available at Baird

•	Shares sold due to death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
•	Shares bought due to returns of excess contributions from an IRA Account.
•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus.

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
•	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus.
•

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of First Eagle Funds assets held by accounts within the purchaser’s household at Baird. Eligible First Eagle Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of First Eagle Funds through Baird, over a 13-month period of time.

* * * * *

Shareholders Purchasing Fund Shares Through a D.A. Davidson &. Co. (“D.A. Davidson”) Platform or Account

Shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.

Front-End Sales Charge Waivers on Class A Shares Available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares Available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at D.A. Davidson: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this Prospectus.
•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* * * * *

Shareholders Purchasing Fund Shares Through a J.P. Morgan Securities LLC Platform or Account

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.

Front-End Sales Charge Waivers on Class A Shares Available at J.P. Morgan Securities LLC

•

Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•

Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A Share Conversion

•	A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC Waivers on Class A and C Shares Available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at J.P. Morgan Securities LLC: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the prospectus.
•

Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

* * * * *

Class A Sales Charge Waivers Available Only Through Specified Intermediaries (Certain Self-Directed Brokerage Programs)

As described in the prospectus, Class A shares may be purchased at net asset value without a sales charge through a financial intermediary that has entered into an agreement with the Distributor to offer the Fund’s shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. As of the date of this Appendix, the following intermediaries have entered into such an agreement:

•	Charles Schwab & Co, Inc.
•	E*Trade Securities LLC
•	J.P. Morgan Securities LLC
•	Morgan Stanley Smith Barney LLC
•	Merrill Lynch, Pierce, Fenner & Smith Inc.

Useful Shareholder Information

How to Obtain Our Shareholder Reports

You will be sent copies of the Fund’s annual and semi-annual reports on a regular basis, once you become a shareholder. Semi-annual and annual reports are also available upon request without charge by contacting First Eagle Funds. The annual reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s Financial Statements filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR also contain audited financial statements by the First Eagle Funds’ independent accountants.

How to Obtain Our Statement of Additional Information

The Statement of Additional Information is incorporated by reference in this Prospectus and includes additional information about the Fund. The Statement of Additional Information is available to you without charge. To obtain a copy, please contact us via mail or phone, or visit the website (www.firsteagle.com/individuals-home). In addition, you may visit the SEC’s website (www.sec.gov) to view the Statement of Additional Information and other information. Also, you can obtain copies of the Statement of Additional Information, after paying a duplicating fee, by e-mailing: publicinfo@sec.gov.

Distributor FEF Distributors, LLC 1345 Avenue of the Americas New York, NY 10105	Investment Adviser First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105

How to Reach First Eagle Funds
Send all shareholder inquiries and requests for other information or transactions to:
First Eagle Funds
P.O. Box 219324
Kansas City, MO 64121-9324
You may contact us by telephone at 800.334.2143

Investment Company Act File Number: 811-07762

First Eagle Investment Management, LLC 1345 Avenue of the Americas, New York, NY 10105-0048 800.334.2143 www.firsteagle.com/individuals-home

STATEMENT OF ADDITIONAL INFORMATION

First Eagle Funds

First Eagle Core Plus Municipal Fund
Class A – Ticker FPMAX Class C – Ticker FPLCX Class I – Ticker FPMMX Class R6 - FPCPX

December 11, 2025

1345 Avenue of the Americas
New York, NY 10105
800.334.2143

Investment Adviser
First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105

Distributor
FEF Distributors, LLC
1345 Avenue of the Americas
New York, NY 10105

This Statement of Additional Information provides information about First Eagle Core Plus Municipal Fund, a separate portfolio of First Eagle Funds (the “Trust”), an open-end management investment company, which information is in addition to that contained in the Prospectus of the Trust dated December 11, 2025. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectuses of the Trust, copies of which can be obtained by calling the Trust at 800.334.2143 or by visiting www.firsteagle.com/individuals-home.

Certain disclosures, including the Fund’s financial statements and the notes thereto have been incorporated by reference into this Statement of Additional Information from the Trust’s annual reports. For a free copy of the annual reports, please call the Trust at 800.334.2143 or visit www.firsteagle.com/individuals-home.

ORGANIZATION OF THE FUND

First Eagle Core Plus Municipal Fund (the “Fund” or, alternatively, the “Core Plus Municipal Fund” respectively) is a separate portfolio of First Eagle Funds (the “Trust”) an open-end management investment company. The Core Plus Municipal Fund is “diversified” within the meaning of Securities and Exchange Commission (the “SEC”) regulations. This generally means that the Fund may not, with respect to 75% of the value of their total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Trust is a Delaware statutory trust but is a successor business to a Maryland corporation organized in that state in 1993. The Fund is a separate portfolio of assets and has a different investment objective, which it pursues through separate investment policies, as described below. The Trust’s investment adviser is First Eagle Investment Management, LLC (the “Adviser”), a registered investment adviser. The Trust’s principal underwriter is FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), a registered broker-dealer located in New York. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”), a privately owned holding company organized under the laws of Delaware.

Pursuant to the laws of Delaware, the Trust’s state of formation, the Board of Trustees of the Trust has adopted By-Laws of the Trust that do not require annual meetings of the Fund’s shareholders. The absence of a requirement that the Trust hold annual meetings of the Fund’s shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), or Delaware law, or when called by the Chairman of the Board of Trustees, the President or shareholders owning 10% of the Fund’s outstanding shares. The cost of any such notice and meeting will be borne by the Fund.

Under the provisions of the Investment Company Act, a vacancy on the Board of Trustees of the Trust may be filled between meetings of the shareholders of the Trust by vote of the Trustees then in office if, immediately after filling such vacancy, at least two-thirds of the Trustees then holding office have been elected to the office of Trustee by the shareholders of the Fund. In the event that at any time less than a majority of the Trustees of the Trust holding office at that time were elected by the shareholders of the Fund, the Board of Trustees or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing trustees to fill any vacancies in the Board of Trustees.

The staff of the SEC has advised the Fund that it interprets Section 16(c) of the Investment Company Act, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10% of the outstanding shares of the trust, to apply to investment companies, such as the Trust, that are incorporated under Delaware law.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following information supplements the discussion of the Fund’s investment objectives, policies and restrictions in each Prospectus. Under normal circumstances, the Fund may, but will not necessarily, employ the investment policies and techniques described further below.

Investment Objectives and Strategies of the Fund

Core Plus Municipal Fund. The Core Plus Municipal Fund seeks to provide investors with current income. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. Such municipal bonds may include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest without limit in securities that generate income taxable to those shareholders subject to the federal alternative minimum tax. Assuming the position pays interest income that is exempt from regular federal personal income tax, the Fund can “count” relevant derivative positions towards its “80% of assets” allocation and, in doing so, values each position at the price at which it is held on the Fund’s books (generally market price, but anticipates valuing each such position for purposes of assessing compliance with this test at notional value). While the Fund may invest in securities with any duration or time to maturity, under normal market conditions, the Fund will generally maintain an investment portfolio with a modified duration of between 3 and 10 years.

There can be no assurance that the Fund’s stated objective will be realized.

Policies and Techniques Applicable to the Fund

The investment objective of the Fund describes its principal investment strategies.

For ease of reference, while the discussions below often refer to investments in “securities,” the Fund may invest in many types of assets that include commodities, bank loans, derivatives, etc. A discussion of the risks of particular types of “securities” therefore should be understood to refer to the risks of that type of investment more generally (e.g., foreign securities risks should be understood to describe risks of investing in non-U.S. markets generally, regardless of investment type, and illiquid securities should be understood to describe illiquid investments, as described in Rule 22e-4 under the 1940 Act). Moreover, while the discussions below often refer to investments in securities or debt of “a company” or “companies,” references to “a company” or “companies” should be understood, as the context requires, to also refer to other types of issuers, including municipal issuers.

Investment Policies, Techniques and Risks of the Fund

Arbitrage Transactions. The Fund may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. The Fund will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. The Fund will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade. Unanticipated delays in an arbitrage transaction could cause the Fund to lose money.

Bank Obligations. The Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers’ acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Additionally, the Fund may invest in bank loans. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and the Fund may have difficulty selling them, especially leveraged loans, which can be difficult to value. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors. (See “Loans” below.)

Borrowing. The Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks (other than those affiliated with the Trust or any of its affiliates) and investing the borrowed funds. The Fund may borrow from those banks to facilitate the meeting of redemption requests or for temporary or emergency purposes and may pledge its assets to secure those borrowings. The Fund may borrow from such banks as a temporary measure in exceptional circumstances (e.g., to facilitate the meeting of redemption requests and prevent the Fund from being in an overdraft situation). In accord with the borrowing rules under the 1940 Act, any borrowings by the Fund will be made only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (including reverse repurchase agreements and similar financing transactions) computed at the time a loan is made. If the value of the Fund’s assets at any time should fail to meet this 300% asset coverage, described above, the Fund, within three days, is required to reduce its aggregate borrowings (which may include reverse repurchase agreements) to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not indicate such action.

Call Risk. Some debt and convertible securities in which the Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers may call securities paying higher interest rates. For this reason, a Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates or in securities with less favorable characteristics. In addition, the Fund may not benefit from any increase in value in the securities that might otherwise result from declining interest rates. The likelihood of a call also may impact the price of a security.

Commercial Paper. Commercial paper is issued by a corporation, bank, municipality, or other issuer, typically for purposes such as financing current operations. Issuers generally do not register their commercial paper with the SEC. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the Securities Act of 1933 (the “1933 Act”). While some unregistered commercial paper normally is deemed illiquid, the Adviser may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses. The Fund considers all municipal bond instruments, including shorter-duration commercial paper that might be considered a cash equivalent by the other Funds for this purpose, as eligible to count towards the Fund’s “80% of net assets” test, assuming in each case that the instrument pays interest that is exempt from regular federal personal income tax. Holding commercial paper of any maturity can have a material impact on the Fund’s returns as commercial paper generally carries both lower risk and lower returns relative to equity securities and other types of debt instruments.

Covered Option Writing. The Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. Generally, a call option is covered if the Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid short-term obligations in an account with its custodian). Generally, a put option is “covered” if the Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in an account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in an account with its custodian. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period. Other “coverage” arrangements also may be used as permitted by applicable law.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Fund in the case of a call option, or a moderate increase in the value of securities the Fund intends to purchase in the case of a put option. If a covered option written by the Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This “opportunity cost” may be partially or wholly offset by the premium received for the covered call written by the Fund.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due, including default risk. The value of the debt securities and other instruments held by the Fund fluctuates with the credit quality, or perceived credit quality, of the issuers of those instruments. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the respective Fund’s share price. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality and do not protect against a decline of value of a security.

Cyber Security and Information Technology Risk. The Fund and its service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate their net asset values, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to violations of applicable privacy and other laws, regulatory fines or financial losses and/or cause reputational damage. The Fund also may incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber attack as the Fund is highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber attacks affecting the Fund’s service providers may adversely affect the Fund and its shareholders. For instance, cyber attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks also may affect the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. The Fund also may incur additional costs for cyber security risk management in the future. Although the Fund and its service providers have adopted security procedures to minimize the risk of a cyber attack, there can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber attacks or information security breaches in the future.

Recent technological advances in artificial intelligence, robotics and machine learning technologies (collectively “AI Technologies”) and their current and potential future applications including in the financial sectors, as well as the legal and regulatory frameworks within which they operate, continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto. Regulations related to AI Technologies also may impose certain obligations on organizations, and the costs of monitoring and responding to such regulations, as well as the consequences of non-compliance, could have an adverse effect on organizations connected to the Fund and its investments. In addition, the Fund and its investments could be exposed to risks to the extent third-party service providers or any counterparties use AI Technologies in their business activities.

Defaulted Securities. The Fund may invest in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time). Such investments involve a substantial degree of risk, are speculative and are subject to many of the risks associated with investments in lower-rated debt instruments. In any reorganization or liquidation proceeding relating to an issuer in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed issuer uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in issuers experiencing significant business and financial difficulties, is unusually high. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed issuers in which the Fund may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such issuers may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such issuers’ securities may be considered speculative, and the ability of such issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such issuers. The Fund may invest in the securities of issuers involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Fund will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them.

Derivative Transactions. The Fund may invest in options, futures and swaps and related products which are often referred to as “derivatives.” The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference asset may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. Use of derivatives or similar instruments may not be as favorable as a direct investment in an underlying investment and may adversely affect the amount, timing and character of income distributed to shareholders. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If such provisions are applicable, there could be an increase in the amount of taxable dividends paid by the Fund.

The Fund may enter into interest rate, total return, credit default, currency, equity, fixed income and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, for investment purposes, to deploy cash or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return of an underlying reference asset in exchange for a regular payment, at a fixed or floating rate or the total rate of return of another financial instrument. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them. An index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. For example, the Fund may agree to swap the return generated from one fixed income index for the return generated by a second fixed income index. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will typically enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date of this Statement of Additional Information, the Fund expects to rely on the Limited Derivatives User Exception.

Unfunded Lending Commitments. Certain loans made by the Fund represent advance commitments to extend credit as and when requested by the borrower. These commitments typically are subject to various contingencies and conditions. The Fund also must manage its available cash, cash equivalents and borrowings so as to have cash on hand to complete the loan when required. Rule 18f-4 adopted by the Securities and Exchange Commission (the “SEC”) under the 1940 Act requires that the Fund reasonably believe, at the time it enters into an unfunded commitment agreement, that it will have sufficient cash and cash equivalents to meet its obligations on these commitments when due. The Fund will consider its overall circumstances when evaluating sufficiency of its cash and cash equivalents for this purpose. For example, the Fund will consider any conditions on its commitments, its reasonable expectations as to when each commitment will be due, other obligations of the Fund (such as the obligation to hold liquid assets during periods when the Fund has offered to repurchase its shares), and the Fund’s ability to borrow.

Direct Lending Risk. The Fund may engage in direct lending. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to borrowers directly or through companies affiliated with the Fund. The terms of the direct loans are negotiated with borrowers in private transactions. Furthermore, a direct loan may be secured or unsecured. The Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. Direct loans may subject the Fund to liquidity risk, interest rate risk, and borrower default or insolvency. Direct loans are not publicly traded and may not have a secondary market which may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or value the direct loan. The Fund’s performance may be impacted by the Fund’s ability to lend on favorable terms as the Fund may be subject to increased competition or a reduced supply of qualifying loans which could lead to lower yields and reduce performance.

As part of its lending activities, the Fund may originate loans to borrowers that are experiencing significant financial or business difficulties, including borrowers involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to borrowers experiencing significant financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Municipal Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a borrower that the Fund is lending money to, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan. To the extent the Fund seeks to engage in direct lending, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

Exchange-Traded Funds (“ETFs”). The Fund may invest in ETFs. ETFs are investment companies or special purpose trusts that often pursue investment objectives to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case a fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because many ETFs are passively managed, could expose investors in ETFs to unknown risks.

Floating Rate and Variable Rate Demand Notes. The Fund generally will purchase floating rate and variable rate demand notes for short-term cash management purposes. Floating rate and variable rate demand notes are debt instruments that provide for periodic adjustments in the interest rate. The interest rate on these instruments may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. Interest rate adjustments are designed to help stabilize the instrument’s price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the instrument’s market price when interest rates or benchmark rates rise, it may lower the Fund’s income when interest rates or benchmark rates fall. The Fund’s income from its floating rate and variable rate investments also may increase if interest rates rise. Floating rate and variable rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the issuer. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and may reduce the value of its assets. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Such obligations may be secured by letters of credit or other credit support arrangements provided by banks. If these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to demand payment will be dependent on the ability of the issuer to pay principal and interest on demand. In addition, these may not be rated by credit rating agencies and may involve heightened risk of default by the issuer. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. There is no assurance that the Fund will be able to reinvest the proceeds of any prepayment at the same interest rate or on the same terms as those of the original instrument. The absence of an active secondary market for floating rate and variable rate demand notes could make it difficult for the Fund to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights. When a reliable trading market for the floating rate and variable rate instruments held by the Fund does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days, the instruments may be deemed illiquid and therefore subject to the Fund’s limitation on investments in illiquid securities.

Floating Rate Securities. The Fund generally will invest in short-term floating rate securities issued by municipal tender option bond trusts (“TOB Trusts”) (see also the discussion under “Inverse Floaters”). Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. TOB Trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Forward-Settled, When-Issued or Delayed-Delivery Securities. The Fund may purchase securities on a “forward-settled,” “when-issued” or “delayed-delivery” basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons.

Any borrowing by the Fund, may increase net asset value fluctuation. Forward-settled, when-issued or delayed-delivery securities are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price.

Securities purchased on a forward-settled, when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. The Fund will not invest more than 25% of its assets in forward-settled, when-issued or delayed-delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a forward-settled, when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund reserves the right to sell acquired forward-settled, when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Futures and Options on Futures. The Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the over-the-counter market. When purchased over-the-counter, the Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts also may be illiquid and, in such cases, the Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant “built in” leverage and can be entered into with relatively small “margin” commitments relative to the resulting investment exposure. Futures contracts and similar “derivative” instruments are also subject to the risk of default by the counterparties to the contracts. The Fund may engage in certain investment techniques which create market exposure, such as dollar rolls.

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the investment adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the Adviser intends to conduct the operations of the Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the “Commodity Exchange Act”), in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund. The Rule 4.5 exemption limits (i) the ability of the Fund to trade in specified “commodity interests” (generally, futures, options on futures, certain foreign exchange transactions, and many swaps) beyond levels approved by the CFTC as de minimis and (ii) the ability of the Fund to market itself as providing investment exposure to such instruments. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely affect the Fund.

Hybrid Investments. Hybrid securities may include preferred stock and convertible securities. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks.

A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities and other senior debt obligations of the issuer, but rank senior to common stock in a company’s capital structure. The value of a convertible security is a function of its: (1) yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege; and (2) worth if converted into the underlying common stock. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities may be issued by smaller companies whose stock prices may be more volatile than larger companies. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument (see also the discussion under “Call Risk”). If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

The market value of all securities, including equity and hybrid securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to certain types of assets or investments held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically (and often at different rates in different countries) as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to investors. Although certain types of assets in which the Fund may invest may to a certain extent provide a measure of protection against inflation, it is possible it will not do so to the extent intended. There is no guarantee that any asset class will perform better than, for example, a broader equity portfolio during times of rising or high inflation. The Fund’s investments may be adversely affected during periods of deflation when asset prices decrease over time across the economy. Deflation may have an adverse effect on investment prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into an inflationary or deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Inflation-Linked Fixed Income Securities. The Fund may invest in inflation-linked fixed income securities. Inflation-linked fixed income securities are securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed fixed income securities will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. The market for TIPS may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the Consumer Price Index) will accurately measure the real rate of inflation. For inflation-linked fixed income securities that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.

Such fixed income securities also may be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked fixed income securities issued by or related to companies or other entities not affiliated with governments. Because of their inflation adjustment feature, inflation-linked fixed income securities typically have lower yields than conventional fixed-rate fixed income securities. In addition, inflation-linked fixed income securities also normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-linked fixed income securities would likely decline, resulting in losses to the Fund.

Interest Rate Risk. Fluctuations in interest rates will affect the values of the Fund. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values. Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity. The link between interest rates and debt securities tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Inverse Floaters. Inverse floating rate interests (“Inverse Floaters”) are issued in connection with municipal tender option bond (“TOB”) financing transactions to generate leverage for the Fund. Such instruments are created by a special purpose trust (a “TOB Trust”) that holds long-term fixed rate bonds sold to it by the Fund (the underlying security), and issues two classes of beneficial interests: short-term floating rate interests (“Floaters”), which are sold to other investors, and Inverse Floaters, which are purchased by the Fund. The Fund generally will purchase Floaters issued by a TOB Trust. The Floaters have first priority on the cash flow from the underlying security held by the TOB Trust, have a tender option feature that allows holders to tender the Floaters back to the TOB Trust for their par amount and accrued interest at specified intervals and bear interest at prevailing short-term interest rates. Tendered Floaters are remarketed for sale to other investors for their par amount and accrued interest by a remarketing agent to the TOB Trust and are ultimately supported by a liquidity facility provided by a bank, upon which the TOB Trust can draw funds to pay such amount to holders of Tendered Floaters that cannot be remarketed. The Fund, as holder of the Inverse Floaters, is paid the residual cash flow from the underlying security. Accordingly, the Inverse Floaters provide the Fund with leveraged exposure to the underlying security. When short-term interest rates rise or fall, the interest payable on the Floaters issued by a TOB Trust will, respectively, rise or fall, leaving less or more, respectively, residual interest cash flow from the underlying security available for payment on the Inverse Floaters. Thus, as short-term interest rates rise, Inverse Floaters produce less income for the Fund, and as short-term interest rates decline, Inverse Floaters produce more income for the Fund. The price of Inverse Floaters is expected to decline when interest rates rise and increase when interest rates decline, in either case generally more so than the price of a bond with a similar maturity, because of the effect of leverage. As a result, the price of Inverse Floaters is typically more volatile than the price of bonds with similar maturities, especially if the relevant TOB Trust is structured to provide the holder of the Inverse Floaters relatively greater leveraged exposure to the underlying security (e.g., if the par amount of the Floaters, as a percentage of the par amount of the underlying security, is relatively greater). Upon the occurrence of certain adverse events (including a credit ratings downgrade of the underlying security or a substantial decrease in the market value of the underlying security), a TOB Trust may be collapsed by the remarketing agent or liquidity provider and the underlying security liquidated, and the Fund could lose the entire amount of its investment in the Inverse Floater and may, in some cases, be contractually required to pay the shortfall, if any, between the liquidation value of the underlying security and the principal amount of the Floaters. Consequently, in a rising interest rate environment, the Fund’s investments in Inverse Floaters could negatively impact the Fund’s performance and yield, especially when those Inverse Floaters provide the Fund with relatively greater leveraged exposure to the underlying securities held by the relevant TOB Trusts.

The Fund may invest in Inverse Floaters on a non-recourse or recourse basis. If the Fund invests in an Inverse Floater on a recourse basis, the Fund will be required to reimburse the liquidity provider of a TOB Trust for any shortfall between the liquidation value of the underlying security and the principal amount of the Floaters in the event the Floaters cannot be successfully remarketed and the Fund could suffer losses in excess of the amount of its investment in the Inverse Floater.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities and their affiliates from sponsoring and/or providing certain services to TOB Trusts, which constitute “covered funds” under the Volcker Rule. As a result of the Volcker Rule, the Fund, as holder of Inverse Floaters, is required to perform certain duties in connection with TOB financing transactions previously performed by banking entities. These duties may alternatively be performed by a non-bank third-party service provider. The Fund’s expanded role in TOB financing transactions as a result of the Volcker Rule may increase its operational and regulatory risk.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”), which apply to TOB financing transactions and TOB Trusts. The Risk Retention Rules require the sponsor of a TOB Trust, which is deemed to be the Fund (as holder of the related Inverse Floaters), to retain at least 5% of the credit risk of the underlying security held by the TOB Trust. As applicable, the Fund will be subject to policies and procedures intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB financing transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that TOB financing transactions will continue to be a viable or cost-effective form of leverage. The unavailability of TOB financing transactions or an increase in the cost of financing provided by TOB transactions may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

Investment in Other Investment Companies. The Fund may invest in other registered investment companies. For example, certain markets are closed in whole or in part to equity investments by foreigners and may be available for investment solely or primarily through such an investment company. The Fund generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and “qualified purchaser” investment companies (described below under “Private Investment Funds and Other Unregistered Pooled Investment Vehicles”), nor do these restrictions necessarily apply to affiliated fund of funds arrangements, to investments in money market funds, or to investments in certain ETFs (as described above), subject to specialized SEC “exemptive orders” applicable to certain ETFs or rules under the Investment Company Act. Subject to certain conditions, Rule 12d1-4 under the 1940 Act permits a fund relying on the rule to invest in other investment companies, including ETFs, in excess of the limits described above.

Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such an investment company unless, in the judgment of the Fund’s investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own advisory fees and other expenses. To the extent the Fund invests in other registered investment companies, its performance will be affected by the performance of those other registered investment companies.

Large Redemptions; New Fund Risks; Fund Liquidations. If one or more investors in the Fund initiate significant redemptions, it may be necessary to dispose of assets to meet the redemption request. This can make ordinary portfolio management and rebalancing decisions more complicated to implement, can result in the Fund’s current expenses being allocated over a smaller asset base, which generally results in an increase in the Fund’s expense ratio, and can accelerate the realization of taxable income and cause the Fund to make taxable distributions to shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets or for smaller or newer funds or when a significant investor purchases, redeems or owns a substantial portion of the Fund’s shares. Because large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy, the Fund also reserves the right to redeem in-kind, subject to certain conditions. Funds that are new or that do not have considerable operating history also face greater risks that their investment strategies may not be successful, because the Fund may launch at an inopportune time or for other reasons. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies. In addition, the Fund may be subject to a “ramp-up” period, during which it may not be fully invested or able to meet its investment objective or principal investment strategies. In general, the Fund may be liquidated without shareholder approval and/or at a time that may not be favorable for all shareholders, which also may result in disposition of assets and acceleration of taxable capital gains or realization of losses. From time to time, the Adviser or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale and may be withdrawn, in whole or in part, at such time as the Adviser or its affiliates determine to be appropriate. The Adviser and its affiliates may, from time to time, hedge some or all of the investment exposure of the seed capital invested in the Fund.

Lending of Securities. The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate one-third the value of its total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The Fund, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the 1940 Act. The advantage of portfolio lending is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which may be invested in short-term obligations. As voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on their investment in the securities which are subject to the loan. The Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of securities or may share the interest earned on collateral with the borrower. The Fund has no current intention of lending its portfolio securities. If the Fund were to lend its portfolio securities, payments in lieu of interest made by the borrower to the Fund will not constitute “exempt interest” excluded from taxable income, even if the actual interest would have constituted qualified exempt interest had the Fund held the securities. Such payments in lieu of interest are taxable as ordinary income and such amounts cannot be distributed by the Fund to its shareholders in the form of exempt-interest dividends. (See “Tax Status”).

Litigation and Enforcement Risk. Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Furthermore, if persons associated with a company in which the Fund invested engages in such violations, the Fund could be exposed to losses.

Loans. The Fund may purchase or sell and make, loans or other direct debt instruments, including loan participations and interests in credit facilities of various types. Investing directly in loans or other direct debt instruments exposes the Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investments in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary. To the extent the Fund invests in a credit facility or other loan commitment under which the lender is obligated to lend monies to the borrower over time or on demand, the Fund could be subject to continuing calls on its assets by the borrower for the duration of the commitment period.

Corporate loans in which the Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at an unattractive price. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Adviser believes are attractive arise.

Bank loans in which the Fund may invest include senior secured and unsecured floating rate loans of corporations, partnerships, or other entities. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. Transactions involving bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments. While the Fund maintains access to a line of credit with a financial institution for short-term credit needs, the sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio.

With respect to its management of investments in bank loans, the Adviser may seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. The Adviser’s decision not to receive Confidential Information may place the Adviser at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, the Adviser’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that the Adviser’s decision not to receive Confidential Information could adversely affect the Fund’s investment performance.

The Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s efforts to avoid such possession, but in other instances the Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Adviser’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, the Adviser may owe conflicting fiduciary duties to the Fund and other client accounts. The Adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Adviser’s client accounts collectively held only a single category of the issuer’s securities.

Lower-Rated Debt Instruments. Under normal market conditions the Fund will invest no more than 30% of its net assets in below investment grade municipal bonds (commonly referred to as “high yield” or “junk” bonds) rated BB+/Ba1 or lower at the time of purchase by at least one independent rating agency or, if unrated, judged by the Adviser to be of comparable quality. There are no restrictions as to the ratings of debt securities or other instruments acquired by the Fund or the portion of the Fund’s assets that may be invested in debt securities or other instruments in a particular rating category. The Adviser also may use internal ratings on unrated securities. A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Securities or other instruments rated BBB by Standard & Poor’s Corporation or Baa by Moody’s Investors Service, Inc. (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities or other instruments are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities or other instruments, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling and valuing its portfolio securities. (See “Computation of Net Asset Value”). Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities. Prices of these securities may be subject to extreme price fluctuations.

Lower-rated debt instruments may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found in some circumstances to be less sensitive to interest rate changes than higher-rated investments, but are generally more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities’ prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. These issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of lower rated bonds, leaving few or no assets available to repay those bond holders. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of lower rated securities than on those of other higher rated fixed-income securities. If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Market Liquidity and Counterparty Credit Risks. While the Fund is subject to limitations on its holdings of illiquid securities (see “Restricted and Illiquid Securities” above), the Fund may experience periods of limited liquidity, or a complete lack of liquidity, of certain of its investments, which may cause the Fund to retain investments longer than anticipated or to dispose of assets at a value that is less than anticipated. Recent years witnessed a liquidity and credit crisis of historic proportions that had a domino effect on financial markets and participants worldwide. While instruments correlated to the residential mortgage market were affected first, ultimately market participants holding a broad range of securities, other financial instruments and commodities and commodities contracts were forced to liquidate investments, often at deeply discounted prices, in order to satisfy margin calls (i.e., repay debt), shore up their cash reserves, or for other reasons. Among other effects, the turmoil led certain brokers and other lenders to at times be unwilling or less willing to finance new investments or to only offer financing for investments on less favorable terms than had been prevailing in the recent past. Although the U.S. Federal Reserve Bank, European Central Bank, and other countries’ central banks injected significant liquidity into markets and otherwise made significant funds, guarantees, and other accommodations available to certain financial institutions, elevated levels of market stress and volatility and impaired liquidity, funding, and credit persist. Market shifts of this nature may cause unexpectedly rapid losses in the value of the Fund’s positions. It is uncertain how long any liquidity or credit crisis will continue.

Credit risk includes the risk that a counterparty or an issuer of securities or other financial instruments will be unable to meet its contractual obligations and fail to deliver, pay for, or otherwise perform a transaction. Credit risk is incurred when the Fund engages in principal-to-principal transactions outside of regulated exchanges, as well as in transactions on certain exchanges that operate without a clearinghouse or similar credit risk-shifting structure. Recently, several prominent financial market participants have failed or nearly failed to perform their contractual obligations when due creating a period of great uncertainty in the financial markets, government intervention in certain markets and in certain failing institutions, severe credit and liquidity contractions, early terminations of transactions and related arrangements, and suspended and failed payments and deliveries.

Market Risk and Turmoil. The Fund is subject to market risk. Market risk includes unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. Although globally and among developed countries there has been a relatively stable political environment for decades, there is no guarantee that such stability will be maintained in the future. International policies, relationships and trade agreements, which have generally been perceived as stable or evolving, appear to be much more in flux. Adjustments in major trade relationships have already been met by retaliatory measures from other countries and could cause potential escalation in protectionist behavior leading to a drag on growth prospects as trade and investment and productivity growth are reinforcing and linked. Other drivers of geopolitical, economic and market risk also may come from, among other things, increased political tension on the domestic and international stages, substantial slowdown and outright recessions in certain markets, pressure on oil prices, rising corporate leverage, continuous abnormally low global interest rates, structural stresses in the European Union, international terrorist activity and armed conflict and risk of armed conflict in the Middle East, East Asia, Eurasia and elsewhere. Similarly, environmental and public health risks, such as natural disasters, pandemics or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In addition, the expanded influence of social media platforms on the market, combined with the access to low cost retail brokerage, can exacerbate the volatility of particular instruments.

Any of these developments, or the perception that any of these developments are likely to occur or worsen, could have a material adverse effect on economic growth or business activity, result in the relocation of businesses, cause business interruptions, lead to economic recession or depression, and impact the stability of financial markets or financial institutions and the financial and monetary system. The Fund may be affected by these developments in ways that are not foreseeable, and there is a possibility that such developments could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Market turmoil may negatively affect the Fund’s performance. Such factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Credit markets may become illiquid, credit spreads may widen and the equity markets may lose substantial value. Such market conditions may cause the Fund to suffer substantial losses and/or implement measures that adversely affect the Fund. Changes in the value of securities may be temporary or may last for extended periods.

Municipal Bonds. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. Government obligations in which the Fund may invest also include municipal securities, which are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax. From time to time, proposals to restrict or eliminate the federal income tax exemption from interest on municipal securities are introduced before Congress. Proposals also may be introduced before state legislatures. If such proposals were enacted, the availability of municipal securities and their value would be affected.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered downgrades, increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel and, in the case of derivative securities, sponsors’ counsel, that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued, and neither the Fund nor the Adviser will independently review the bases for those tax opinions. However, tax opinions are not binding on the Internal Revenue Service (“IRS”), and if any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liability for the current or past years and shareholders may have to file amended tax returns and pay additional taxes, interest and penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities. The Fund also may be adversely impacted by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives may be affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of the municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels.

Municipal Lease Obligations. Municipal leases obligations are issued by state and local governments or authorities to finance the acquisition of land, equipment and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Municipal lease obligations, a type of municipal security, may take the form of a lease, an installment purchase contract or a conditional sales contract. Interest payments on qualifying municipal lease obligations are generally exempt from federal income taxes.

Municipal lease obligations are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligation. In such an event, there is no assurance that the property’s private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligation or that the payments will continue to be tax-free. Additionally, it may be difficult to dispose of the underlying capital asset in the event of non-appropriation or other default. Direct investments by the Fund in municipal lease obligations may be deemed illiquid and therefore subject to the Fund’s percentage limitations for illiquid investments and the risks of holding illiquid investments.

Municipal Market Data Rate Locks. A Municipal Market Data Rate Lock (“MMD Rate Lock”) permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. MMD Rate Locks may be used for hedging purposes. An MMD Rate Lock is an agreement between two parties, the Fund and an MMD Rate Lock provider, pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract.

MMD Rate Locks involve the risk that municipal yields will move in the direction opposite than the direction anticipated by the Fund. The risk of loss with respect to MMD Rate Locks is limited to the amount of payments the Fund is contractually obligated to make. If the other party to an MMD Rate Lock defaults, the Fund’s risk of loss consists of the amount of payments that the Fund contractually is entitled to receive. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction, but they could be difficult to enforce. (See also the discussion in “Derivatives Transactions” above.)

Options on Market Indices. The Fund may write call options on broadly based stock and bond market indices only if at the time of writing it holds a portfolio of stocks or bonds listed on such index. When the Fund writes a call option on a broadly based market index, it will generally put into an account or in escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is a security which is listed on a securities exchange or on the NASDAQ against which the Fund has not written a call option and which has not been hedged by the sale of market index futures. Other “coverage” arrangements also may be used as permitted by applicable law.

Index prices may be distorted if trading in certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. The Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on a security where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Options Transactions. Certain transactions in options on securities and on stock indices may be useful in limiting the Fund’s investment risk and augmenting its investment return. However, the amount (if any) of the Fund’s assets that will be involved in options transactions is anticipated to be small relative to the Fund’s total assets. Accordingly, it is expected that only a relatively small portion of the Fund’s investment return will be attributable to transactions in options on securities and on stock indices. The Fund may invest in options transactions involving options on treasuries, securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

One purpose of purchasing call options is to hedge against an increase in the price of securities that the Fund ultimately intends to buy. Hedge protection is provided during the life of the call because the Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when the Fund has purchased a call option on the underlying instrument, that option may result in a loss.

Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict the Fund’s ability to purchase or sell options on particular securities and on stock indices.

Private Investment Funds and Other Unregistered Pooled Investment Vehicles. The Fund may invest in private investment funds or other unregistered pooled investment vehicles. Such vehicles are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds or other unregistered pooled investment vehicles typically do not disclose the contents of their portfolios, which may make it difficult for the Fund to independently verify the value of an investment in a private investment fund or other unregistered pooled investment vehicle. In addition, the Fund may not be able to withdraw an investment in a private investment fund or other unregistered pooled investment vehicle except at certain designated times, presenting the risk that the Fund would not be able to withdraw from a private investment fund or other unregistered pooled investment vehicle as soon as desired, especially during periods of volatility in markets in which such a private investment fund or other unregistered pooled investment vehicle invests. Investments in private investment funds or other unregistered pooled investment vehicles may be subject to the Fund’s limitations on investments in “illiquid securities,” as described above. To the extent the Fund invests in private investment funds other unregistered pooled investment vehicles, its performance will be affected by the performance of those private investment funds other unregistered pooled investment vehicles.

Recent Market Conditions and Events. There have been multiple periods in recent decades of high levels of stress and volatility in financial markets. While stresses associated with the 2008 financial crisis in the United States and global economies peaked over a decade ago, periods of market volatility, restrictive credit conditions, lack of confidence in key market participants, and broadly negative sentiment, sometimes limited to a particular sector or a geography, continue to recur. Political changes, trade policies and trade disputes (including sanctions), tax and budget policies, debt disputes, geopolitical developments, environmental and public health events, and central bank actions (including withdrawals, or “tapering,” of market support and changes in interest rate targets) have all at times represented sources of stress and instability in world economies and markets. For example, Russia’s military campaign in Ukraine resulted in broad-based sanctions by the U.S. and other countries and rapid price movements in sectors (such as energy) where Russian companies are important market participants, with related impacts both globally and regionally. Also for example, the COVID-19 pandemic and related quarantines and restrictions resulted in high unemployment, disruptions to supply chains and customer activity, and general concern and uncertainty, with corresponding impacts on financial markets worldwide. COVID-19 remains a risk with the potential that new variants could lead to increased government restrictions and consumer caution. Additionally, COVID-19 remains a challenge for global supply chain normalization. More recently, a number of major economies, including the United States, adjusted to reduced levels of market and monetary support following periods of fiscal and monetary interventions, together with rising inflation and increases in interest rate targets by central banks. These circumstances generated significant market stress and volatility, with market sentiment changing rapidly in response to changes in inflation or interest rate expectations.

Reference Rate Transition Risk. The London Interbank Offered Rate, or “LIBOR,” which had historically been the principal floating rate benchmark in the financial markets, has been discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and may also affect the Fund’s operations, finances and investments specifically. The UK Financial Conduct Authority, which is the regulator of the LIBOR administrator, has ceased publishing all LIBOR tenors. As an alternative to LIBOR, the market has generally coalesced around the use of the Secured Overnight Financing Rate (“SOFR”) as a replacement for U.S. dollar LIBOR. SOFR is a risk-free overnight floating rate that is currently published in multiple formats, including as an overnight rate, as a compounded average and as an index. In addition to the SOFR rate variations, other alternative floating rates have been developed and various market participants have adopted these floating rates to various degrees, although market practice remains in flux. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to alternative reference rates, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported reference rates and the value of reference rate-based loans and securities. The effects of these potential changes on the Fund, issuers of instruments in which we invest and financial markets generally and the effectiveness of changes already made, remain uncertain.

The Fund’s credit facility utilizes a SOFR-based reference rate. There is no assurance that SOFR-based rates, as modified by an applicable spread adjustment, will be the economic equivalent of U.S. dollar LIBOR. SOFR-based rates will differ from U.S. dollar LIBOR, and the differences may be material. SOFR-based rates or other alternative reference rates may be an ineffective substitute for LIBOR, resulting in prolonged adverse market conditions for the Fund. If the Fund invests in instruments that utilize an alternative reference rate that falls out of favor, the value of such instrument may decline due to a lack of liquidity or other factors.

Repurchase Agreements. The Fund may purchase securities and concurrently enter into “repurchase agreements.” A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code.

Restricted and Illiquid Instruments. The Fund may invest up to 15% of its net assets in illiquid securities, which generally includes any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. A security may be “illiquid” for various reasons, including that it may be subject to legal or contractual restrictions on resale (“restricted securities”). Illiquid securities may be priced at fair value as determined in good faith by the Board of Trustees. Restricted securities that are not illiquid (generally as determined under the analysis in the next paragraph) will not be subject to the 15% limit. Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Unanticipated episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemptions. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or unfavorable conditions.

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on investing in illiquid securities. A determination as to whether a Rule 144A (or similarly restricted) security is liquid is a factual issue requiring an evaluation of a number of factors. In making this determination, which would be made only if consistent with the liquidity risk management program described above, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of the security. Investing in Rule 144A (or similarly restricted) securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if other qualified buyers are unwilling to purchase such securities.

The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt securities, and at times it may become difficult to sell lower-quality debt securities. The Fund, which will invest significantly in debt securities that are rated below investment grade, will be subject to greater liquidity risk than would an investment fund investing in higher rated securities. While no risk management program can be fail-safe, in accordance with Rule 22e-4 under the Investment Company Act the Fund has adopted and implemented a written liquidity risk management program, under the supervision of the Board of Trustees of the Trust, that is believed to be reasonably designed to assess and manage the Fund’s liquidity risk.

Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a debt security owned by a fund coupled with an agreement by such fund to repurchase the instrument at a stated price, date and interest payment. The Fund will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement. When the Fund enters into a reverse repurchase agreement, it will have securities designated to repurchase its securities.

The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act, reverse repurchase agreements will be considered to be borrowings by the Fund and, therefore, may be subject to the same risks involved in any borrowing. The Fund may not enter into a reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed one-third the value of its net assets computed at the time the reverse repurchase agreement is entered into.

Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. These events could also trigger adverse tax consequences for the Fund.

Securities Issued in PIPE Transactions. The Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by the Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by the Fund may be deemed illiquid.

Short Sales. The Fund may engage in short sales of derivative instruments (e.g., U.S. Treasury futures) (see also the discussion under “Futures and Options on Futures”). In doing so, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as borrowing costs, which may negatively impact the Fund’s performance. Further, short positions introduce more risk than long positions, because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security, whereas there is no maximum attainable price of the shorted security (though shorting “against the box” effectively limits loss to the amount paid for the security). Thus, securities sold short may have unlimited risk. In addition, because U.S. market regulations prohibit “naked” short selling, the Fund must, at the time of the shorting transaction, be able to “locate” and have access to the security being shorted as what is referred to as “cover” for the transaction. Failure to complete or maintain a “locate” would mean that a desired shorting transaction could not be entered into or, if open, maintained. The prospect of such a forced close of the position can cause the Fund to incur expense or loss. Shorting of illiquid securities increases this risk.

SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data.

SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Special Risks of Over-the-Counter Derivative Transactions. Over-the-Counter (“OTC”) derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments may ultimately require the clearing and exchange-trading of many OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and SEC defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. To date, certain interest rate swaps and credit default swaps are already subject to such requirements. Mandatory exchange trading and clearing requirements have been phased-in based on type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. There is also no assurance that the Fund will be able to liquidate an OTC derivative at any time prior to expiration.

Structured Notes. The Fund may invest in structured notes, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. Structured securities differ from other types of securities in which the Fund may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

Investment in structured securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument.

Substantial Ownership Positions. The Fund may accumulate substantial positions in the securities or even gain control of individual companies. At times, the Fund also may seek the right to designate one or more persons to serve on the boards of directors of companies in which they invest. The designation of directors and any other exercise of management or control could expose the assets of the Fund to claims by the underlying company, its security holders and its creditors. Under these circumstances, the Fund might be named as a defendant in a lawsuit or regulatory action. The outcome of such disputes, which may affect the value of the Fund’s positions, may be difficult to anticipate and the possibility of successful claims against the Fund that would require the payout of Fund assets to the claimant(s) cannot be precluded. Substantial ownership positions also may be more difficult or expensive to liquidate. At times regulatory or company-specific requirements may limit or block trading in a company’s securities by those deemed to be company “insiders” (officers, directors and certain large shareholders). These limitations may or may not be related to the possession of a company’s material non-public information.

Trade Claims. The Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. Trade claims offer investors the potential for profits since they are sometimes purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid. Investing in trade claims exposes the Fund to various risks similar to those borne by a creditor. Investments in trade claims are also less liquid than investments in publicly traded securities, and there is no guarantee that the debtor will be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy or reorganization proceeding. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the nature of the claims purchased. Trade claims may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

U.S. Government Securities. Among the types of fixed income securities in which the Fund may invest are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government (“government-sponsored entities”), which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer’s right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration. Although the Fund may hold securities that carry United States government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. In September of 2008, the U.S. Treasury placed under conservatorship two government-sponsored entities, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. While these entities remain to date under the conservatorship of the FHFA, long-term, continued operation in government-run conservatorships is not sustainable. In addition, the U.S. Treasury entered into purchase agreements with these two entities to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the issuing entity itself, standing alone. In recent periods, the values of U.S. government securities have been affected substantially by increased demand. Increases (or decreases) in demand of such securities may occur at any time and may result in increased volatility in the values of those securities.

Zero Coupon Bonds. Zero Coupon and Pay-in-Kind Securities do not immediately produce cash income. These securities are issued at an original issue discount, with the full value, including accrued interest, paid at maturity. Interest income may be reportable annually, even though no annual payments are made. Market prices of zero coupon bonds tend to be more volatile than bonds that pay interest regularly. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.

Change of Investment Objective

The investment objective of the Fund is not a fundamental policy and, accordingly, may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified in writing a minimum of 60 days in advance of any change in investment objective. Shareholder approval also is required to change the Fund’s policy that is listed as “fundamental” below. Generally, the required shareholder vote is specified by the 1940 Act as a majority of the Fund’s outstanding voting securities, which means for purposes of the Act (A) a vote of 67% or more of the voting securities present at a meeting of shareholders where at least 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less. Portions of the Fund’s fundamental investment restrictions provide the Fund with flexibility to change their limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Board of Trustees to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Investment Restrictions of the Core Plus Municipal Fund

The following investment restrictions are fundamental policies of the Core Plus Municipal Fund. The Fund may not:

1.	Change its sub-classification under the Investment Company Act from diversified to non-diversified;
2.	Borrow money or issue senior securities, as defined for purposes of the 1940 Act Laws, Interpretations and Exemptions, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;
3.

Underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act;

4.

Make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry or group of industries. The term concentration generally refers to the Fund investing more than 25% of its total assets in a particular industry or group of industries. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations;

5.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

6.

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments or as otherwise discussed below. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act. Nor does this restriction prevent the Fund from purchasing or selling precious metals directly or purchasing or selling precious metal commodity contracts or options on such contracts;

7.

Make loans except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests; and

The Fund has adopted a fundamental investment restriction pursuant to Rule 35d-1 under the 1940 Act (the “Names Rule Restriction”). Pursuant to the Names Rule Restriction, the Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Names Rule Restriction) when determining compliance with the Name Rule Restriction. The Fund “counts” relevant derivative positions towards its “80% of assets” allocation and, in doing so, values each position at the price at which it is held on the Fund’s books (generally market price, but anticipates valuing each such position for purposes of assessing compliance with this test at notional value).

The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees. Each of these operate as explanations or interpretations of a fundamental policy of the Fund. The Fund may not:

a.

With respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

b.

Borrow money in an amount that exceeds 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow as a means to incur leverage, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes; and

c.	Lend more than 33 1/3% of its total assets.

Except for investments in illiquid securities and borrowing under non-fundamental restriction (b), the foregoing limitations will apply at the time of the purchase of a security. Several of these fundamental investment restrictions include the defined terms “1940 Act Laws, Interpretations and Exemptions.” This term means the Investment Company Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Fund.

For purposes of investment restriction 4 above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such nongovernmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

For purposes of investment restriction 4 above, to the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users, the securities will be deemed to be from the industry of that non-governmental user. To the extent the Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in investment restriction 4 above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

For purposes of investment restriction 4 above, the Adviser, where applicable, may determine an “industry” by using a recognized industry classification service including, but not limited to, industry classifications established by Bloomberg, with certain modifications. The Adviser also may include additional industries as separate classifications, to the extent applicable. Because the Adviser has determined that certain categories within, or in addition to third-party classifications have unique investment characteristics, additional industries may be included as industry classifications. This policy will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. The Fund may change the sources used for determining industry classifications without shareholder approval.

The foregoing limitations will apply at the time of purchase of a security. Several of these fundamental investment restrictions include the defined terms “1940 Act Laws, Interpretations and Exemptions.” This term means the

Investment Company Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Fund.

Performance

Total Return. From time to time, the Fund advertises its average annual total returns. Returns may be calculated both on a before-tax and an after-tax basis (and are so presented in the Prospectuses with respect to the Fund’s largest and/or oldest share class). Returns are based on past performance and are not an indication of future performance.

Unless otherwise noted, results shown will reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

As noted above, returns also may be calculated on certain after-tax bases under similar assumptions and using similar formulae as specified by the SEC. For example, returns may be calculated after taxes on distributions, which assume reinvestment of the amount of any distributions less applicable taxes on such distributions. Returns also may be calculated after taxes on distributions and the sale (redemption) of Fund shares. After-tax returns assume the highest individual federal income tax rate for each year included in the calculation. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. In addition, actual after-tax returns depend on each investor’s individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Historical performance results for the Fund are not yet available as it is newly organized.

Comparison of Portfolio Performance. From time to time the Trust may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron’s, Business Week, Forbes, Fortune, Kiplinger’s Personal Finance, Money, Morningstar Mutual Funds, The Wall Street Journal or Worth. Criteria associated with the performance grades or rankings may vary widely. Any given performance grade or ranking should not be considered representative of the Fund’s performance for any future period.

Portfolio Turnover. Purchases and sales of portfolio instruments will be made whenever appropriate, in the investment adviser’s view, to achieve the Fund’s investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio instruments (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio instruments (excluding short-term U.S. government obligations and short-term investments) owned by the Fund during the particular fiscal year. There are transaction costs due to the bid/ask spread in the case of bonds or commissions in the case of stocks. Although higher portfolio turnover rates are likely to result in higher brokerage commissions (or wider spreads in the case of bonds) paid by the Fund, higher levels of realized capital gains and more short-term capital gain (taxable to individuals at ordinary income tax rates) than lower portfolio turnover rates, portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve the Fund’s stated objective.

Portfolio turnover information is not available for the Fund because the Fund had not commenced operations as the date of this Statement of Additional Information.

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day-to-day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to January 2016, President of the American University in Cairo	17

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Member Emerita, Human Rights Watch; Member, Advisory Board, School of Global Affairs and Public Policy, American University in Cairo; Member, Advisory Board, Kluge Center, Library of Congress, Washington, DC; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke* 1345 Avenue of the Americas New York, New York 10105 (born November 1946)	Trustee (Chair)	December 1999 to present(3)	Senior Counsel, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP	17

Trustee, First Eagle Variable Funds (Chair) (1 portfolio); Trustee, First Eagle Credit Opportunities Fund (Chair); Trustee, First Eagle Real Estate Debt Fund (Chair); Trustee, First Eagle Tactical Municipal Opportunities Fund (Chair); Trustee, First Eagle Completion Fund Trust (Chair) (1 portfolio);Lead Trustee Vornado Realty Trust; Trustee and Co-Chair, Metropolitan Museum of Art; Director, Partnership for New York City

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Peter W. Davidson 1345 Avenue of the Americas New York, New York 10105 (born May 1959)	Trustee	December 2019 to present	Chief Executive Officer, Aligned Climate Capital LLC; prior to January 2019, Chief Executive Officer, Aligned Intermediary; prior to June 2015, Executive Director of the Loan Program Office at the U.S. Department of Energy	17

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio);Board member, BrightNight Holding; Summit Ridge Energy; Chairman, JM Kaplan Fund; Chairman, Green-Wood Cemetery; Board member, Nyle Water Systems; Member, Aligned Climate Capital LLC

Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/Independent Consultant/Member, Brock Capital Group LLC	17

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio);Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations; prior to May 2022, Director, RenaissanceRe Holdings Ltd

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
William M. Kelly 1345 Avenue of the Americas New York, New York 10105 (born February 1944)	Trustee	December 1999 to present(4)	Private Investor	17

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio);Trustee Emeritus, St. Anselm College

Paul J. Lawler 1345 Avenue of the Americas New York, New York 10105 (born May 1948)	Trustee	March 2002 to present	Private Investor	17

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio);Trustee Emeritus, The American University in Cairo; Trustee, registered investment company advised by affiliates of Blackstone Inc. (1 portfolio); Director, Historic Eastfield Foundation

Mandakini Puri 1345 Avenue of the Americas New York, New York 10105 (born February 1960)	Trustee	April 2023 to present	Independent Consultant and Private Investor; prior to May 2013, Managing Director and Co-Head of BlackRock Private Equity	17

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Trustee, Vornado Realty Trust; Director, Alexander’s Inc.; Trustee, V&A Americas Foundation; prior to June 2021, Member, Wharton School Graduate Executive Board; prior to June 2018, Director, Validus Holdings

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Scott Sleyster 1345 Avenue of the Americas New York, New York 10105 (born January 1960)	Trustee	September 2025 to present(5)	Executive Vice President and Head of Market Competitiveness at Prudential Financial	17

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Board of directors, North Star Academy; Trustee, Princeton Theological Seminary; Member of Columbia University’s Climate Board of Advisors

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.

(2)	The term of office of each Independent Trustee is indefinite.

(3)	Ms. Beinecke also served as a trustee of the predecessor fund to the Rising Dividend Fund since 1996.

(4)	Mr. Kelly also served as a trustee of the predecessor fund to the Rising Dividend Fund since 1998.

(5)	Mr. Sleyster was nominated as a new Trustee in April 2025. He commenced service on the Board of Trustees upon his election and eligibility to serve as an Independent Trustee in September 2025.

*

Hughes Hubbard & Reed LLP has provided legal services to an entity in which one of the Adviser’s former parent companies holds indirectly a minority equity interest. That matter is now concluded. Ms. Beinecke, a senior counsel at the firm, had no role or economic interest in this matter. She is not a partner of the firm and will not share in the revenue from this matter, which, in any event, will represent only a de minimis percentage of firm revenue. The Board believes that this matter does not impact Ms. Beinecke’s status as an Independent Trustee.

INTERESTED TRUSTEES(1)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	Trustee	December 1999 to present	Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC	17

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, UC Santa Barbara Foundation; Director, Conservation International; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud 1345 Avenue of the Americas New York, New York 10105 (born September 1972)	Trustee	September 2019 to present	President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC	17

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.

(1)	Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.

(2)	The term of office of each Interested Trustee is indefinite.

OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years

Mehdi Mahmud 1345 Avenue of the Americas New York, New York 10105 (born September 1972)	President	June 2017 to present

President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Variable Funds; President, First Eagle Credit Opportunities Fund; President, First Eagle Real Estate Debt Fund; President, First Eagle Tactical Municipal Opportunities Fund; President, First Eagle Completion Fund Trust; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC

Frank Riccio 1345 Avenue of the Americas New York, New York 10105 (born March 1978)	Senior Vice President	April 2025 to present

Executive Managing Director, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds; Senior Vice President, First Eagle Credit Opportunities Fund; Senior Vice President, First Eagle Real Estate Debt Fund; Senior Vice President, First Eagle Tactical Municipal Opportunities Fund; Senior Vice President, First Eagle Completion Fund Trust

Brandon Webster 1345 Avenue of the Americas New York, New York 10105 (born September 1987)	Chief Financial Officer and Principal Financial Officer	July 2024 to present

Director, Head of Fund Administration, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; Chief Financial Officer, First Eagle Credit Opportunities Fund; Chief Financial Officer, First Eagle Real Estate Debt Fund; Chief Financial Officer, First Eagle Tactical Municipal Opportunities Fund; Chief Financial Officer, First Eagle Completion Fund Trust; prior to July 2024, Director and Deputy Head of Fund Administration, Lord Abbett

Seth Gelman 1345 Avenue of the Americas New York, New York 10105 (born August 1975)	Chief Compliance Officer	April 2023 to present

Chief Compliance Officer and Managing Director, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Variable Funds; Chief Compliance Officer, First Eagle Credit Opportunities Fund; Chief Compliance Officer, First Eagle Real Estate Debt Fund; Chief Compliance Officer, First Eagle Tactical Municipal Opportunities Fund; Chief Compliance Officer, First Eagle Completion Fund Trust; prior to February 2023, Chief Compliance Officer of Insight Investment North America

David O’Connor 1345 Avenue of the Americas New York, New York 10105 (born February 1966)	General Counsel	December 2017 to present

General Counsel and Executive Managing Director, First Eagle Investment Management, LLC; General Counsel, First Eagle Variable Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Real Estate Debt Fund; General Counsel, First Eagle Tactical Municipal Opportunities Fund; General Counsel, First Eagle Completion Fund Trust; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Senior Vice President and Chief Legal Officer, First Eagle Alternative Credit, LLC

Sheelyn Michael 1345 Avenue of the Americas New York, New York 10105 (born September 1971)	Secretary and Deputy General Counsel	December 2017 to present

Deputy General Counsel and Managing Director, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Variable Funds; Secretary and Deputy General Counsel, First Eagle Credit Opportunities Fund; Secretary and Deputy General Counsel, First Eagle Real Estate Debt Fund; Secretary and Deputy General Counsel, First Eagle Tactical Municipal Opportunities Fund; Secretary and Deputy General Counsel, First Eagle Completion Fund Trust; Director, First Eagle Investment Management, Ltd

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years

Shuang Wu 1345 Avenue of the Americas New York, New York 10105 (born May 1990)	Treasurer	April 2024 to present

Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Variable Funds; Treasurer, First Eagle Credit Opportunities Fund; Treasurer, First Eagle Real Estate Debt Fund; Treasurer, First Eagle Tactical Municipal Opportunities Fund; Treasurer, First Eagle Completion Fund Trust; prior to December 2022, Vice President and Assistant Treasurer, Credit Suisse; prior to December 2020, Manager, PricewaterhouseCoopers

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Vice President	December 2004 to present

Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds; Vice President, First Eagle Credit Opportunities Fund; Vice President, First Eagle Real Estate Debt Fund; Senior Vice President, First Eagle Tactical Municipal Opportunities Fund; Senior Vice President, First Eagle Completion Fund Trust

(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

The following table describes the standing committees of the Board of Trustees of the Trust.

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Audit Committee	Peter W. Davidson Jean D. Hamilton William M. Kelly Paul J. Lawler (Chair) Mandakini Puri

Reviews the contract between the Trust and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is responsible for overseeing that firm’s compensation and performance); oversees the audit process, including audit plans; oversees the Fund’s accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews financial statements contained in reports to regulators and shareholders with fund management and the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Trust, the Adviser, and, in certain cases, other affiliates of the Trust.

			4
Nominating and Governance Committee	Lisa Anderson Candace K. Beinecke (Chair) Peter W. Davidson	Nominates new Independent Trustees of the Trust. (The Nominating and Governance Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation. Additionally, the Nominating and Governance Committee includes a sub-committee responsible for administering the Trustees’ deferred compensation plan.	1
Board Valuation, Liquidity and Allocations Committee	Lisa Anderson Candace K. Beinecke John P. Arnhold Jean D. Hamilton (Chair) William M. Kelly Scott Sleyster	Monitors the execution of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of the Fund’s securities by the Adviser; reviews and approves recommendations by the Adviser for changes to the Fund’s valuation policies for submission to the Board for its approval; reviews the Adviser’s quarterly presentations on valuation; oversees the implementation of the Fund’s valuation policies by the Adviser; and monitors various matters associated with the Fund’s liquidity risk management program.	4

The Board of Trustees considers these to be its primary working committees but also organizes additional special or ad hoc committees of the Board from time to time. There currently are two such additional committees, one (as a sub-committee of the Nominating and Governance Committee) responsible for administering the Trustees’ deferred compensation plan, the other responsible for making various determinations as to the insurance policies maintained for the Fund and its Trustees and officers. Ms. Beinecke and Ms. Hamilton are currently the sole Trustees who serve on these additional committees.

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Trust has a separate President. The standing committees of the Board are described above.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Fund and its shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Fund between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for or to assist with specific aspects of the Board’s business.

In reaching these judgments, the Trustees considered the Board’s working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the number of portfolios within the Trust, the nature of the underlying investment programs, and the relationship between the Trust and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

During the fiscal year ended October 31, 2025, there were 5 meetings of the Board of Trustees.

Board Oversight of Risk Management

In considering risks related to the Fund, the Board consults and receives reports from officers and personnel of the Fund and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Fund’s investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting on risk management at the Adviser is not centralized in any one person or body. However, the Adviser has an Enterprise Risk Management function, which is part of the Legal and Compliance Department and led by the Head of Risk who reports to the General Counsel. The Risk Management team is functionally and hierarchically independent from the day-to-day business and operating units and is responsible for implementing firmwide risk governance framework and providing risk oversight including thematic reviews and internal audits.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as integrity and the exercise of professional care and business judgment. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each Trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

The following summarizes the experience and qualifications of the Trustees:

Dr. Lisa Anderson. Dr. Anderson has significant leadership experience at prominent academic institutions. She is currently serving as the Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs. Previously, she served as President of the American University in Cairo; Provost of that institution; and Dean of the Columbia School of International and Public Affairs. Dr. Anderson also serves on the boards or steering committees of various research and public affairs organizations. At First Eagle Funds, Dr. Anderson serves on the Board’s Nominating and Governance Committee and the Board Valuation, Liquidity and Allocations Committee.

Mr. John Arnhold. Mr. Arnhold has significant executive and investment management experience. He previously was President of the First Eagle Funds and Chief Investment Officer of First Eagle Investment Management, LLC, the investment adviser to the Fund. Mr. Arnhold serves on the board of the Adviser’s holding company and also serves on the boards of various charitable and educational institutions. At First Eagle Funds, Mr. Arnhold serves on the Board Valuation, Liquidity and Allocations Committee and was previously the Board’s Chairman.

Ms. Candace Beinecke. Ms. Beinecke has significant executive and business advisory experience. She is Senior Counsel, and previously was the Senior Partner and the CEO and Chair, of Hughes Hubbard & Reed LLP, an international law firm. Ms. Beinecke also serves on the board of a major public real estate investment trust, and has served as a long standing member of the boards of a public international industrial firm and a major public media company. Ms. Beinecke also serves and has served on the board of major charitable organizations. At First Eagle Funds, Ms. Beinecke serves as Chair of the Board of Trustees, as Chair of the Board’s Nominating and Governance Committee, as a member of the Board Valuation, Liquidity and Allocations Committee and as a member of two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. Peter Davidson. Mr. Davidson has significant executive and investment management experience. He is the Chief Executive Officer of Aligned Climate Capital LLC, a U.S. registered investment adviser that focuses on investments in climate infrastructure projects. Since September 2016, Mr. Davidson has served as a director of Envision Solar International, Inc., a sustainable technology innovation company based in San Diego, California. Mr. Davidson is also an adjunct professor at Columbia University’s School of International and Political Affairs. In May 2013, Mr. Davidson was appointed by President Obama to serve as the executive director of the Loan Program Office at the U.S. Department of Energy, a position he held until June 2015. At First Eagle Funds, he serves on the Board’s Nominating and Governance Committee and the Board Valuation, Liquidity and Allocations Committee.

Ms. Jean Hamilton. Ms. Hamilton has significant professional and leadership experience in the financial services industry. Currently engaged as a private investor and consultant, she previously held a number of senior executive positions with Prudential Financial, Inc. Ms. Hamilton also serves on the boards of various charitable institutions. Prior to May 2022, Ms. Hamilton served on the board of an international reinsurance firm. At First Eagle Funds, Ms. Hamilton serves on the Board’s Audit Committee, as Chair of the Board Valuation, Liquidity and Allocations Committee and on two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. William Kelly. Mr. Kelly has significant professional and leadership experience in the financial services industry, with an emphasis on the asset management sector. Currently engaged as a private investor and consultant, he previously was president of the investment management firm of Lingold & Associates. Mr. Kelly has served on the boards of various academic and charitable institutions. At First Eagle Funds, Mr. Kelly serves on the Board’s Audit Committee and the Board Valuation, Liquidity and Allocations Committee.

Mr. Paul Lawler. Mr. Lawler has significant portfolio management experience as an institutional investment manager. Currently engaged as a private investor and consultant, he previously served as chief investment officer for the W.K. Kellogg Foundation and in senior investment roles at other prominent not-for-profit organizations. Mr. Lawler also serves on the board of a registered investment company advised by affiliates of Blackstone Inc. and on boards of various charitable institutions. At First Eagle Funds, Mr. Lawler serves as Chair of the Board’s Audit Committee.

Mr. Mehdi Mahmud. Mr. Mahmud has significant executive and investment management experience. Currently, Mr. Mahmud serves as the President and Chief Executive Officer of First Eagle Investment Management, LLC, Chief Executive Officer of First Eagle Alternative Credit, LLC and President of First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund. Prior to that, Mr. Mahmud was Chief Executive Officer and Chairman of the Board of Directors of Jennison Associates LLC. Prior to these roles, he held several senior management positions at Jennison relating to product and business strategy, investment supervision of the firm’s value, small-cap, opportunistic and income-equity capabilities, and oversight of key support areas including institutional, retail and sub-advisory client activities. He has also served in a variety of investment management roles at JP Morgan Investment Management and Credit Suisse Asset Management.

Ms. Mandakini Puri. Ms. Puri has significant executive and investment management experience. Currently an independent consultant and private investor, she serves on the boards of two NYSE-listed real estate investment trusts, and a non-profit organization. Prior to 2018, Ms. Puri served on the board of a global provider of reinsurance and asset management services. From 2011 to May 2013, she was a Managing Director and Co-Head of BlackRock Private Equity. Prior to that, Ms. Puri was a Senior Vice President at Merrill Lynch until July 2009, where she co-founded Merrill Lynch’s private equity business in 1994 and was its Chief Investment Officer. At First Eagle Funds, Ms. Puri serves on the Board’s Audit Committee.

Mr. Scott Sleyster. Mr. Sleyster has significant executive and investment management experience. He was previously an Executive Vice President and head of Market Competitiveness for Prudential Financial and serves on the board of directors of North Star Academy and serves as a trustee of the Princeton Theological Seminary and is a member of Columbia University’s Climate Board of Advisors. Prior to February 2025, Mr. Sleyster served as Chief Investment Officer, portfolio manager at Prudential. He also served as head of the Full-Service Retirement business, and chief financial officer for the Employee Benefits Division. Additionally, he held roles in Prudential’s Treasury, Derivatives, and Investment Management units.

Each Independent Trustee also was nominated based in part on his or her status as a person who is not an “interested person” of the Trust as defined in the Investment Company Act. Descriptions of Trustee experience should not be taken to suggest that any Trustee is expert in a particular subject.

Trustee Emeritus

The Board has created a position of Trustee Emeritus, whereby an incumbent Trustee, in the sole discretion of the Board, may serve as Trustee Emeritus.

A Trustee Emeritus receives no compensation, but will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings (such reimbursements in Mr. Eveillard’s case to be expenses of the Adviser). A Trustee Emeritus will continue to receive relevant materials concerning the Fund, will be invited to attend regularly scheduled quarterly meetings of the Board each year and will be available to consult with the Committees or its representatives at reasonable times upon request. A Trustee Emeritus does not have any voting rights at Board meetings, is not considered to be a Trustee under either the 1940 Act or Delaware law, and is not subject to election by shareholders of the Fund.

The following summarizes the experience and qualifications of the Trustee Emeritus:

Mr. Jean-Marie Eveillard. Mr. Eveillard has significant portfolio management experience. He was the portfolio manager of Global Fund, Overseas Fund, U.S. Fund and Gold Fund from 1979-2004 and again from 2007-2009. Mr. Eveillard has been recognized in the press and by mutual fund ranking organizations as a leading value investor and is the recipient of multiple lifetime achievement awards for his service to the field and long-term record of investment performance. Mr. Eveillard also serves on the board of a French investment advisory firm, a South African money management firm, and various charitable institutions.

Compensation of Trustees and Officers

Trustees of the Trust who are not Interested Trustees are paid by the Trust and each of the following trusts: First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund, First Eagle Tactical Municipal Opportunities Fund and First Eagle Completion Fund Trust an annual fee of $230,000 and a fee of $12,000 for each in-person Board meeting and $1,000 (subject to the discretion of the Chair) for each meeting (other than a regularly scheduled meeting) of the Trust’s Board of Trustees, provided that such meeting involves Trustee approval matters. Members of each of the Audit Committee and the Board Valuation, Liquidity and Allocations Committee are paid a fee of $10,000 for each meeting they attend. Members of other committees may be paid a fee of $3,500 for each meeting they attend. An executive session held on a separate day from a Board meeting is considered a separate in-person meeting for fee purposes. The chair of any ad hoc committee formed for the purpose of considering insurance matters is paid a fee of $10,000 per year. The Chair of the Board of Trustees receives an additional annual fee of $175,000 for serving in that position. The Chairs of the Board Valuation, Liquidity and Allocations Committee and Audit Committee receive an additional annual fee of $50,000 and the Chair of the Nominating and Governance Committee receives an additional annual fee of $25,000. Such fees are allocated, generally, between the Trust and each of the following trusts: First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund, First Eagle Tactical Municipal Opportunities Fund and First Eagle Completion Fund Trust on a pro rata basis in relationship to their relative net assets. Each Trustee is reimbursed by the Trust for any expenses they may incur by reason of attending such meetings or in connection with services they may perform for the Trust. During the fiscal year ended October 31, 2025, an aggregate of $2,794,806 was paid, accrued or owed for Trustees’ fees and expenses by the Trust.

The following table sets forth information regarding compensation of Trustees by the Trust and by the fund complex of which the Trust is a part for the fiscal year ended October 31, 2025. Officers of the Trust, a Trustee Emeritus and Interested Trustees do not receive any compensation from the Trust or any other fund in the fund complex. The Trust does not maintain a retirement plan for its Trustees.

Trustee Compensation Table
Fiscal Year Ended October 31, 2025

Name of Person, Position	Aggregate Compensation Paid or Owed from Registrant	Total Compensation Paid or Owed from Registrant and Fund Complex Paid to Trustees**
Lisa Anderson, Trustee	$313,710	$317,750
John P. Arnhold, Trustee*	$—	$—
Candace K. Beinecke, Trustee	$521,532	$528,250
Peter W. Davidson, Trustee	$303,838	$307,750
Jean D. Hamilton, Trustee	$421,571	$427,000
William M. Kelly, Trustee	$349,743	$354,250
Paul J. Lawler, Trustee	$358,383	$363,000
Mehdi Mahmud, Trustee*	$—	$—
Mandakini Puri, Trustee	$310,252	$314,250
Scott Sleyster, Trustee***	$215,777	$218,500

*	Interested Trustees are not compensated by the Trust for their services.
**

For this purpose, the registrant consists of 12 portfolios of the Trust (Global Fund, Overseas Fund, U.S. Fund, Gold Fund, Global Income Builder Fund, Rising Dividend Fund, High Yield Municipal Fund, Short Duration High Yield Municipal Fund, Small Cap Fund, Smid Cap Fund, Real Assets Fund and Core Plus Municipal Fund). The fund complex consists of these portfolios plus the First Eagle Overseas Variable Fund, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund, First Eagle Tactical Municipal Opportunities Fund and First Eagle Completion Fund Trust. As of October 31, 2025, each Trustee served on the board of the Trust and each of the following trusts: First Eagle Overseas Variable Fund, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund, First Eagle Tactical Municipal Opportunities Fund and First Eagle Completion Fund Trust.

***	Mr. Sleyster was nominated as a new Trustee in April 2025. He commenced service on the Board of Trustees upon his election and eligibility to serve as an Independent Trustee in September 2025.

In addition, all persons serving as officers of the Trust (including the Fund’s Chief Compliance Officer) are employed by the Adviser and the Adviser seeks reimbursement from the Trust for salary and benefits paid to some of those persons to the extent they provide services eligible for such reimbursement. This reimbursement program is described in more detail under the heading “Investment Advisory and Other Services—Payments to the Adviser.” No reimbursement is sought for compensation of any amount that might be attributable and payable to such a person solely for service as an officer of the Trust. As a separate matter (though such compensation may be covered under the reimbursement program as a matter of convenience), the Trust and the Adviser agree each year as to the relative portion of the compensation of the Chief Compliance Officer to be paid by each party.

Deferred Compensation

In addition to the compensation detailed above, each eligible Trustee may elect to defer a portion of his or her compensation from the First Eagle fund complex. Such amounts grow or decline as if invested in one or more funds, as selected by the Trustee. Currently, only those Trustees listed below have elected to defer a portion of their Trustee compensation under this program. As of October 31, 2025, the value of such deferred compensation was equal to approximately:

Name of Trustee	Core Plus Municipal Fund*
Lisa Anderson	None
Candace K. Beinecke	None
Peter W. Davidson	None
Jean D. Hamilton	None
William M. Kelly	None
Paul J. Lawler	None
Mandakini Puri	None
Scott Sleyster	None

*

As of the date of this Statement of Additional Information, no compensation with regard to the Fund had been deferred since the Fund had not commenced operations prior to the date of this Statement of Additional Information.

Additional Information Regarding the Trustees

The following table sets forth information as of December 31, 2024 regarding ownership by the Trustees of the Trust of equity securities of the Trust or any other fund in the same fund complex for which each is also a director or trustee. (“Fund complex” has the same meaning as in the footnote to the Trustee Compensation Table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

Please note that the table does not reflect the amounts Trustees invest in the Fund through their deferred compensation plan (which amounts are separately detailed in the prior table).

INDEPENDENT TRUSTEES

Name	Dollar Range of Equity Securities in Core Plus Municipal Fund
Lisa Anderson	A
Candace K. Beinecke*	A
Peter W. Davidson	A
Jean Hamilton	A
William M. Kelly	A
Paul J. Lawler	A
Mandakini Puri	A

*	These amounts do not include holdings as to which Ms. Beinecke has disclaimed beneficial interest.

INTERESTED TRUSTEES

Name	Dollar Range of Equity Securities in Short Duration High Yield Municipal Fund
John P. Arnhold	A
Mehdi Mahmud	A

Since January 1, 2023 no independent Trustee who is a trustee of another investment company whose adviser and principal underwriter are the Adviser and FEF Distributors, respectively (i.e., First Eagle Variable Funds), has held any other position with (i) the Trust (other than as a Trustee), (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other than as a Trustee), (iii) the Adviser, the Distributor or other affiliate of the Trust, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor.

Since January 1, 2024, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Since January 1, 2023, none of these individuals or their immediate family members has an interest in a transaction with a “related person” of the company. A “related person” is (i) an executive officer of the Trust, (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above.

The Trust, the Adviser, and the Distributor have adopted a code of ethics under Rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, with certain exceptions.

As of the date of this Statement of Additional Information, to the knowledge of the Fund, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the shares of the beneficial interest of the Fund. These percentages are based generally on ownership of the shares by the officers and Trustees, their immediate family members, and entities (such as family companies or trusts) whose investment activities they direct. Other entities in which an officer or Trustee has an interest may hold shares of the Fund, but those holdings generally are disregarded.

First Eagle Core Plus Municipal Fund:

Because the Fund has only recently commenced operations, information regarding shareholders owning 5.00% of the Core Plus Municipal Fund’s securities is not yet available.

To the knowledge of the Fund, share ownership shown above is record ownership unless marked as both record and beneficial ownership.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

As described in the Trust’s Prospectuses, the Adviser is the Trust’s investment adviser and, as such, manages the Core Plus Municipal Fund. The Adviser’s primary offices are located at 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a subsidiary of FE Holdings. Based in New York City since 1937, FE Holdings, formerly Arnhold and S. Bleichroeder Holdings, Inc., traces its heritage to the German banking house Gebr. Arnhold, founded in Dresden in 1864. A controlling interest in FE Holdings is owned by funds managed by Genstar Capital, LLC (“Genstar Capital”).

The Adviser also furnishes the Trust with office space and certain facilities required for the business of the Fund, and statistical and research data, and pays any compensation and expenses of the Trust’s officers as such and an agreed portion of the compensation of the Chief Compliance Officer. Certain of these expenses (including rent and compensation expenses) are, however, separately subject to reimbursement to the Adviser from the Fund as described under the heading “Payments to the Adviser” below.

The Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually (and in the case of the Core Plus Municipal Fund, after an initial term of two years) in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice.

The Adviser has submitted an application with the SEC for an exemptive order that would permit the Adviser to engage or terminate a sub-adviser, and to enter into and materially amend an existing sub-advisory agreement, upon the approval of the Board, without obtaining shareholder approval. This requested exemptive relief has been approved the Fund’s initial shareholder and the Fund’s Board. Consequently, if approved by the SEC, under the exemptive order, the Adviser would have the right to hire, terminate and replace sub-advisers when the Board and the Adviser feel that a change would benefit the Fund. The exemptive order is expected to enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. There is no guarantee that the SEC will grant the requested exemptive order.

Payments to the Adviser

In return for the services listed above, the Fund pays the Adviser a fee at the annual rate of the average daily value of the Fund’s net assets as described below. Applicable contractual expense limitations are described in more detail under the heading “Contractual Expense Limitations.”

Core Plus Municipal Fund	0.40%

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund and the Fund reimburses or pay fees to the Adviser for providing these services (including costs related to personnel, overhead and other costs). For Core Plus Municipal Fund those reimbursements may not exceed an annual rate of 0.05% of the value of the Fund’s average daily net assets. Administrative services performed by the Adviser in exchange for these reimbursements or payments from the Fund is in addition to services performed by the Fund’s principal third-party administrator, custodian, fund accounting agent, and transfer agent and in addition to services of other third-party middle- and back-office service providers. Accordingly, the costs to the Fund are likewise in addition to the costs incurred in retaining those other service providers.

Information regarding advisory fees paid by the Core Plus Municipal Fund is not yet available because the Fund has only recently commenced operations.

Information regarding advisory fees waived by the Core Plus Municipal Fund is not yet available because the Fund has only recently commenced operations.

Investment advisory fees waived by the Adviser are not subject to recoupment by the Adviser.

Information regarding administrative and accounting costs (pursuant to the reimbursement program described under the listing of advisory fees set out above) reimbursed by the Fund is not yet available because the Fund has only recently commenced operations.

Information regarding administrative and accounting costs (pursuant to the fee arrangement described under the listing of advisory fees set out above) paid by the Fund is not yet available because the Fund has only recently commenced operations.

Contractual Expense Limitations

The Adviser has contractually undertaken, during the respective periods noted below, to waive fees and/or reimburse annual operating expenses of each Class of the Core Plus Municipal Fund listed below so that the Class’ total operating expenses (excluding interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, dividend and other expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below. Commitment fees relating to borrowings are treated as interest for purposes of this exclusion. Because the contractual undertaking excludes certain expenses, the Fund’s net expenses may exceed its contractual expense limitation.

The Fund has agreed to repay the Adviser out of the assets attributable to each of its respective Classes noted below for any fees waived by the Adviser under the expense limitation or any Operating Expenses the Adviser reimburses in excess of the expense limitation, provided that the repayment does not cause that Class’ Operating Expenses (after the repayment is taken into account) to exceed either: (1) the expense limitations included in the table below; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. The appropriateness of these undertakings is determined on a Class-by-Class basis.

Fund	Class	Limitation Period	Expense Limitation
Core Plus Municipal Fund	A	February 28, 2027	0.50%
	C	February 28, 2027	1.25%
	I	February 28, 2027	0.25%
	R6	February 28, 2027	0.25%

As of the date of this Statement of Additional Information, information regarding fees repaid to the Adviser for amounts that the Adviser reimbursed is not yet available because the Fund has only recently commenced operations.

Portfolio Managers

The following table provides information as of the date of this Statement of Additional Information relating to the other accounts managed by the portfolio managers and their investments in the Fund. The portfolio managers receive significant input and support from a team of investment professionals.

Portfolio Manager	Funds Managed	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in Funds Managed by the Portfolio Manager (Not including incentive-plan awards)**		Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
John Miller	First Eagle Core Plus Municipal Fund	4, $9.2 billion	First Eagle High Yield Municipal Fund	Over $1 million	2, $122.9 million	None
First Eagle High Yield Municipal Fund
First Eagle Short Duration High Yield Municipal Fund
First Eagle High Yield Municipal Completion Fund
David Blair	First Eagle Core Plus Municipal Fund	1, $17.8 million	None	None	None	2, $0.5 million
First Eagle High Yield Municipal Completion Fund

*

The data provided herein includes the First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund, First Eagle Tactical Municipal Opportunities Fund and First Eagle Completion Fund Trust, where applicable.

**

Beneficial ownership shown in the table does not reflect certain awards to the portfolio managers made under the Adviser’s long-term incentive plan. Those awards are described in a separate table below.

As noted above, this table does not reflect participation by portfolio managers in the long-term incentive plan established by the Adviser. Awards under that plan are notionally allocated among various First Eagle Funds and result, over time, in payments for the benefit of the portfolio managers that are intended to generally replicate the investment performance of the relevant funds, subject to customary vesting and forfeiture requirements. Notional investment amounts, when combined with the actual investments by a portfolio manager, would be as follows, in each case reflecting actual investments made as of the date of this Statement of Additional Information and incentive plan notional investments as of the date of this Statement of Additional Information:

Portfolio Manager	Beneficial Ownership of Equity Securities in the Fund Managed by Each Portfolio Manager (Including incentive-plan awards)
John Miller	None
David Blair	None

The following table provides information as of the date of this Statement of Additional Information relating to the other accounts managed by the portfolio managers with respect to which the advisory fee is based on the performance of the account:

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
John Miller	None	None	None
David Blair	None	None	None

*

The data provided herein includes the First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund, where applicable.

Performance fees for a particular account of the Adviser do not accrue to any particular portfolio manager. Portfolio manager compensation consists of salary and an annual bonus, with the performance bonus representing an important portion of total compensation. The bonus is awarded in the firm’s discretion and generally will reflect the investment performance of the Fund and any other account managed by each portfolio manager, the financial results of the firm as a whole, and the portfolio manager’s contributions to the firm both as an individual and as a member of the firm’s investment teams. The bonus may include an award under a long-term incentive plan established by the firm, which may be notionally allocated among certain of the First Eagle Funds, including those managed by such portfolio manager (and possibly other notional investments related to the Adviser’s overall financial performance), or such other long-term or deferred performance-based plan that may be established by the firm. Additionally, each of the portfolio managers listed above may receive profit interests, which make them eligible, subject to customary vesting arrangements, for a share of the profits of the Adviser. Profits for this purpose are calculated firm-wide and therefore relate to investment products and business lines beyond those managed by the particular portfolio manager. Likewise, any notional incentive plan awards that relate to the Adviser’s overall financial performance will give the recipient exposure to results that relate to products and business lines beyond those managed by the recipient.

Although the portfolio managers listed above may be assisted by a team of professionals, such as Associate Portfolio Managers, research analysts and trading personnel, no other person has final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Adviser, the following table identifies the portfolio managers and provides information regarding their professional backgrounds.

Portfolio Manager	Principal Occupation(s) During Past 5 Years
John V. Miller, CFA

Mr. Miller joined the Adviser in January 2024. Mr. Miller is head and chief investment officer of the High Yield Municipal Credit team and portfolio manager of the Core Plus Municipal Fund. Prior to joining First Eagle in January 2024, Mr. Miller was a senior managing director and head of municipal bonds at Nuveen Asset Management, where he worked for 27 years. Mr. Miller earned his bachelor’s degree from Duke University, his master’s degree from Northwestern University and his MBA from the University of Chicago Booth School of Business. Mr. Miller manages Core Plus Municipal Fund.

David Blair

David Blair is head of the Municipal Core SMA business. Prior to joining First Eagle in January 2025, David was a managing director and portfolio manager at Nuveen where he managed municipal separate account portfolios. Since 1996, he has worked at PIMCO and Nuveen, primarily as a municipal credit analyst and portfolio manager. David began his career in 1991 as a Certified Public Accountant and auditor for Arthur Andersen. He earned a BA in economics from the University of California, Santa Barbara and an MBA in finance from the University of Chicago. David holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Orange County. Mr. Blair manages Core Plus Municipal Fund.

Conflicts of Interest

Personnel of the Adviser (including the Fund’s portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that utilize investment programs that are substantially similar to those of one or more First Eagle Funds managed by such personnel, including, in certain cases, proprietary and related accounts, and accounts that provide for incentive compensation (including performance fees). In addition, the Adviser currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts related to the Adviser or its affiliates), some of which may provide for incentive compensation (such as performance fees). Consequently, the Adviser’s investment management activities present conflicts between the interests of the Fund and those of the Adviser and potentially among the interests of various accounts managed by the Adviser, principally with respect to allocation of investment opportunities among similar strategies. Although the Adviser has adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction. The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for certain considerations, including primary allocations based on an account’s investment objective or investments in an asset class, tax position, cash management requirements, concentration tolerance or minimum investment size policies. At times a portfolio manager may determine that an investment opportunity may be appropriate for only some accounts or accounts managed by the Adviser and/or may take different positions with respect to a particular security. In these cases, the Adviser may execute differing or opposite transactions for one or more accounts, which may affect the market price or the execution of the transactions or both, to the detriment of one or more other accounts. Certain trading practices, such as consideration of research and brokerage services when selecting brokers, dealers or other execution parties, may give rise to conflicts of interest as discussed under the heading Portfolio Transactions and Brokerage. Conflicts also may be presented by portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance. Generally, the portfolio managers have significant personal investments in the First Eagle Funds as a whole, but may not be invested in all of the First Eagle Funds that they manage (and are not invested in one Fund or another to the same extent).

Acting for more than one account also can present other conflicts and potential limitations on activities. For example, each account may have varying short- and long-term interests or may be subject to different account requirements. When such interests or account requirements conflict, the Adviser generally seeks to balance its respective interests in good faith. There also may be instances, especially with larger portfolio positions, when the activities of one or more accounts can operate to restrict further investment decisions for the position.

Conflicts of Interest Relating to Affiliates. The Adviser’s affiliation with Genstar requires the Adviser to manage conflicts of interest associated with dealings the Funds may have with those businesses or funds, clients or portfolio companies associated with them. Other dealings may be more completely restricted. For example, the Funds may not be able to buy or sell property directly to or from Genstar or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Genstar or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Funds to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Genstar may be restricted by the 1940 Act. To the extent such investments are permitted and a Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Genstar), conflicts of interest may arise from the presence of Genstar representatives on the company board or the payment of compensation by the company to Genstar or an affiliate. Moreover, the Adviser could have an incentive to allocate the Funds’ assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where Genstar could be involved in bankruptcy proceedings of current investments or of issuers in which the Funds would otherwise invest, with potentially divergent interests as between the Funds and Genstar.

VOTING OF PROXIES

The Board of Trustees has delegated to the Adviser the authority to vote proxies received by the Fund from the companies in which they invest (for this purpose, the “portfolio positions”). The Adviser has adopted policies and procedures (collectively, the “Policies”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the

Adviser to vote proxies on behalf of each client (e.g., the Fund) in a manner that serves the best interest of the client and enhances the economic value of the underlying portfolio securities held in the client’s account.

The Policies provide for procedures that address conflicts of interest between the Adviser and a client with respect to voting proxies. With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the Board of Trustees. The Adviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable.

The Adviser utilizes Institutional Shareholder Services Inc. (“ISS”), a third-party proxy voting service, for recommendations as to voting on particular issues, for technical assistance in tracking instances in which the Fund has the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. The Adviser has analyzed and determined the relevant ISS proxy guidelines to be largely consistent with the views of the Adviser on various types of proxy proposals, which typically seek to be consistent with the best interests of the client and with enhancing the economic value of the underlying portfolio securities. While other services or recommendations may be considered from time to time, including Glass, Lewis & Co., LLC, the Adviser principally employs the proxy voting services provided by ISS. As a practical matter, in most cases, the Adviser votes client proxies in a manner consistent with the voting recommendation of ISS. However, the Adviser evaluates individual proxies in accordance with the Policies and may determine to depart from the recommendation of its proxy voting service provider in voting a proxy.

Information regarding the proxy-voting record of the Trust for the most recent twelve-month period ended June 30 is available (i) without charge, upon request, by calling the Trust at 800.334.2143; or (ii) at www.firsteagle.com/individuals-home. This information also is available on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR OF THE FUND’S SHARES

FEF Distributors, LLC serves as the Distributor of the Fund’s shares. FEF Distributors, LLC is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). FEF Distributors, LLC is a wholly-owned subsidiary of the Adviser. FEF Distributors, LLC’s principal business address is 1345 Avenue of the Americas, New York, NY 10105.

The Fund pays the Distributor a Rule 12b-1 fee to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions on Class A shares at the annual rate of up to 0.25% of the average daily net assets of the Fund’s outstanding Class A shares. The Fund pays the Distributor Rule 12b-1 distribution and service fees on Class C shares at the combined annual rate of up to 1.00% of the average daily net assets of the Fund’s outstanding Class C shares. These payments (other than service fees), which generally are made on a monthly basis, also may be used to cover expenses incurred by the Distributor for providing sales and promotional activities under the Fund’s Rule 12b-1 Plan, including the printing and distribution of sales literature and prospectuses sent to prospective investors. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters, according to the definition under the 1933 Act. Pursuant to the Distribution and Services Agreements between the Distributor and the Trust, the Fund agrees to indemnify the Distributor against certain liabilities under the 1933 Act. Any distribution-related (Rule 12b-1) fee may be used in whole or in part to finance distribution activities, including sales compensation, and/or shareholder account liaison and servicing activities.

The Fund’s Rule 12b-1 Plan is a compensation plan, which means that the Fund pays the Distributor for distributor services based on the net assets of the covered shares. The Distributor pays financial services firms’ fees for distributing the applicable shares. The Class I shares and Class R6 shares of the Fund do not participate in the Plan.

Under the Rule 12b-1 Plan, as of the date of this Statement of Additional Information, the Distributor paid no fees to financial services firms as fees for distribution of Fund shares, no fees for compensation and overhead for internal marketing personnel, no fees for payments to marketing consultants and for other professional services, and no fees for miscellaneous distribution-related costs since the Fund had not yet commenced operations prior to the date of this Statement of Additional Information. As of the date of this Statement of Additional Information, the Distributor received no fees under the Fund’s Rule 12b-1 Plan since the Fund had not yet commenced operations prior to the date of this Statement of Additional Information.

As of the date of this Statement of Additional Information, the Distributor received no fees for net underwriting discounts and commissions, no fees for compensation on redemptions and repurchases and no fees for other compensation from the Fund since the Fund had not yet commenced operations prior to the date of this Statement of Additional Information.

The Fund may enter into arrangements with financial intermediaries to provide sub-transfer agent services and other related services (e.g., client statements, tax reporting, order-processing and client relations) that otherwise could be handled by the Fund’s transfer agent, SS&C GIDS, Inc. As a result, these third parties may charge fees (sometimes called “sub-transfer agency fees”) to the Fund for these services so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. The Fund may compensate the institution rendering such services on a per-account basis, as an asset-based fee, based on transaction fees or other charges, or on a cost reimbursement basis, or in some cases, a combination of these inputs. The aggregate amount of sub-transfer agency fees may be substantial and may exceed the actual costs incurred in engaging in these services. Accordingly, financial intermediaries may realize a profit in connection with such services. (The Adviser, the Distributor or an affiliate may make additional payments to intermediaries for these and other services, and their payments may be based on the same or other methods of calculation. See “Revenue Sharing” below.) Sub-transfer agency fees can comprise a substantial portion of the Fund’s ongoing expenses (except in the case of Class R6 shares, where such fees are not paid). While the Adviser and the Distributor consider these sub-transfer agency fees to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Fund that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates. While sub-transfer agency fees and service levels are set in the market, there generally is limited comparative information available about them. The Fund and the Adviser also face certain conflicts of interest when considering these relationships in that the counterparty is both a prospective service provider and, typically, a distribution partner. The Adviser’s practice of paying sub-transfer agency fees above agreed limits as revenue sharing (as discussed further below) also creates conflicts of interest for the parties when considering sub-transfer agency relationships, and that is so both generally and in terms of the allocation of those fees between the Fund and the Adviser.

As of the date of this Statement of Additional Information, information regarding sub-transfer agency payments of this nature is not yet available because the Fund has only recently commenced operations.

Additional payments relating to sub-transfer agency services may be paid by the Distributor, the Adviser or an affiliate out of its or their own resources which is sometimes considered a form of “revenue sharing” (as further discussed below). As of the date of this Statement of Additional Information, information regarding additional sub-transfer agency payments made by the Distributor, the Adviser or affiliates is not yet available because the Fund has only recently commenced operations.

Revenue Sharing

The Distributor, the Adviser or an affiliate may, from time to time, out of its (or their) own resources, make substantial cash payments—sometimes referred to as “revenue sharing”—to broker-dealers or financial intermediaries for various reasons. The revenue sharing payments do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales. Although a broker-dealer or financial intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the aggregate amount of these payments to broker-dealers or financial intermediaries may be substantial and may exceed the actual costs incurred in engaging in these promotional activities or services. Accordingly, broker-dealers or financial intermediaries may realize a profit in connection with such activities or services.

Revenue sharing payments may support the delivery of services to the Fund or to shareholders in the Fund, including, without limitation, transaction processing and sub-accounting services. These payments also may serve as an incentive to sell shares of the Fund and/or to promote retention of customer assets in the Fund. As such, they may be made to firms that provide various marketing support or other promotional services relating to the Fund, including, without limitation, advertising, access on the part of the Distributor’s personnel to sales meetings, sales representatives and/or management representatives of the broker-dealer or other financial intermediary, as well as inclusion of the Fund in various promotional and sales programs. Marketing support services also may include business planning assistance, educating broker-dealer personnel about the Fund and shareholder financial planning assistance. To the extent that broker-dealers or financial intermediaries receiving revenue sharing payments sell more shares of the Fund, the Distributor, the Adviser or an affiliate benefit from the increase in Fund assets as a result of the distribution fees (if applicable) and management fees they receive from the Fund, respectively. However, the Distributor, the Adviser or an affiliate does not consider a broker-dealer or financial intermediary’s sale of shares of the Fund when selecting brokers or dealers to effect portfolio transactions for the Fund.

Revenue sharing also may include any other payment requirement of a broker-dealer or another third-party intermediary, including certain agreed upon “finder’s fees” as described in greater detail in the Prospectuses. All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources and are in addition to any Rule 12b-1 payments described elsewhere in this Statement of Additional Information. Revenue sharing payments may be structured, among other means, (i) as a percentage of sales; (ii) as a percentage of net assets; (iii) as a flat fee per transaction; (iv) as a fixed dollar amount; or (v) as some combination of any of these. In many cases, they therefore may be viewed as encouraging sales activity or retention of assets in the Fund. Generally, any revenue sharing or other payments of the type just described will have been requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope. Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the broker-dealer or financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the broker-dealer or financial intermediary or overall asset levels of the Fund held for or by clients of the broker-dealer or financial intermediary, the willingness of the broker-dealer or financial intermediary to allow the Distributor, the Adviser or an affiliate to provide educational and training support for the broker-dealer’s or financial intermediary’s sales personnel relating to the Fund, as well as the overall quality of the services provided by the broker-dealer or financial intermediary. No such payments are made by reference to Class R6 shares or to the assets of this class.

The Distributor, the Adviser and/or an affiliate of either also pays from its (or their) own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by the Fund’s investment adviser, as well as for costs of organizing and holding such meetings. The Distributor, the Adviser or an affiliate also may make payments to or on behalf of brokers or their representatives for other types of events, including sales or training seminars, and may provide certain small gifts and/or entertainment as permitted by applicable rules. The Distributor, the Adviser or an affiliate also may pay fixed fees for the listing of the Fund on a broker-dealer’s or financial intermediary’s system. This compensation is not included in, and is made in addition to, the compensation described in the preceding paragraph.

As of the date of this Statement of Additional Information, the parties with whom the Distributor, the Adviser and/or an affiliate of either have entered into written agreements to make revenue sharing payments with respect to the Fund are as follows (such payments not including, for this purpose, “finders’ fees” paid, the sub-transfer agency payments described above, and payments for entertainment, training and education activities for the brokers and broker representatives, their investment professionals and/or their clients or potential clients). The Distributor, the Adviser and/or an affiliate may revise the terms of any existing revenue sharing arrangement and may enter into additional revenue sharing arrangements with other broker-dealers or financial intermediaries. The Distributor, the Adviser and/or an affiliate also may pay fixed fees for the listing of the Fund on a broker-dealer’s or financial intermediary’s system. This compensation is not included in, and is made in addition to, the compensation described in this paragraph.

Parties Having Revenue Sharing Agreements with the Distributor, the Adviser or an Affiliate
Ameriprise Financial Services, Inc.
E*Trade Securities LLC
Fidelity Brokerage Services LLC
Fidelity Investments Institutional Operations Company, Inc.
Independent Financial Group, LLC
LPL Financial LLC
Merrill, Lynch, Pierce, Fenner & Smith, Inc.
Morgan Stanley Smith Barney LLC
National Financial Services LLC
Northwestern Mutual Investments, LLC
Osaic, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Rockefeller Capital Management
RBC Capital Markets Corporation
UBS Financial Services, Inc.
Wells Fargo Advisors, Inc.

The above-listed revenue sharing counterparties may change from time to time. For the 12-month period ended December 31, 2024, total revenue sharing payments made to parties with whom the Distributor, the Adviser or an affiliate maintains a revenue sharing agreement represented approximately 0.05% of the average net assets across the First Eagle Funds complex.

Shareholders or prospective investors should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to consider selling more shares of the Fund relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly.

Custodial Risks for Shares Held Through Financial Intermediaries

As described above, investors may purchase the Fund’s shares either through the Distributor or from selected securities dealers or other intermediaries authorized to effect those transactions. The manner in which these intermediary firms custody an investor’s Fund shares or provide instructions to the Fund concerning an investor’s shareholder account with the Fund will vary by firm. In addition, information or securities, such as Fund shares, held in the custody of an intermediary firm may be subject to risks of, among other things, misappropriation, cyber-attacks or other similar risks associated with internet security.

FUND SHARES

The shares of beneficial interests of the Trust are currently classified as Class A shares, Class C shares, Class I shares and Class R6 shares of the Core Plus Municipal Fund. All shares issued and outstanding are redeemable at net asset value at the option of shareholders. When shares are held in a dealer’s “street name”, they generally are redeemable only through the dealer account in which they are held. Shares have no preemptive rights. Not all financial intermediaries will be authorized to sell and hold all classes of shares.

The Board of Trustees is authorized to reclassify and issue any shares of the Trust without shareholder approval. Accordingly, in the future, the Trustees may create additional series or classes of shares with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the Investment Company Act and Delaware law. Each share of the Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of the Fund vote together on any matter submitted to shareholders, except when otherwise required by the Investment Company Act or when a matter does not affect any interest of a particular class, in which case only shareholders of such other class or classes whose interests may be affected shall be entitled to vote. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

Subject to the limitations and eligibility requirements disclosed in the Fund’s Prospectus and this Statement of Additional Information and to any conversion procedures, including shareholding periods and/or conversion charges, the shares of the Fund may be converted as follows. You may convert Class A shares and Class C shares of the Fund having an aggregate value of $1 million or more into Class I shares of the Fund. Class A and Class C shares of the Fund held through certain “wrap fee” programs and 401(k) plans also may be eligible to be converted to Class I shares of the Fund. You also may convert Class C shares of the Fund into Class A shares or Class I shares of the Fund, provided that such conversion is taking place in a broker-dealer sponsored fee-based or “wrap” account or for accounts investing through an investment adviser or financial planner who charges a consulting, management or other fee for its services. Class C shares of the Fund automatically convert to Class A shares of the Fund eight years after the end of the month of original purchase provided that the applicable holding period can be identified. If you purchased such Class C shares by exchange for Class C shares of another First Eagle Fund, the conversion period runs from the date of original purchase. Such conversions will take place on the 25th day of the month (or if the 25th is not a business day, the next business day thereafter). In the case of shares held through certain intermediary accounts, such as group retirement plan recordkeeping platforms, the Fund may not be able to independently determine the holding period for the shares to assess eligibility for the conversion. In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. The Fund may not be able to initiate a conversion without the assistance of the intermediary in those circumstances. Shareholders holding shares of the Fund through such accounts may contact their intermediary with questions regarding conversions. Assuming you meet the Class R6 eligibility requirements, you may convert shares of any other class to Class R6 shares of the same Fund. Only Class C shares held longer than 13 months may be converted.

All conversions will take place at net asset value and generally should not result in the realization of income or gain for federal income tax purposes. The Fund reserves the right to refuse any conversion requests. Share conversion privileges may not be available for all accounts and may not be offered at all dealers or financial intermediaries. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at 800.334.2143. Certain intermediary-related terms also are described in the appendix to the Fund’s Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

The Fund may suspend redemption privileges or postpone the date of payment for any period during which: (1) the NYSE is closed for other than customary weekend and holiday closings or the SEC determines that trading on the NYSE is restricted; (2) an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (3) for such other periods as the SEC may permit.

The Fund may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account held directly with the Fund based on a reasonable belief that financial exploitation of a Specified Adult has occurred, is occurring, has been attempted, or will be attempted. “Specified Adult” is defined in FINRA Rule 2165 to be an individual who is a natural person (i) age 65 and older or (ii) age 18 and older who the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests. Notice of such a delay will be provided in accordance with regulatory requirements. The Fund will immediately initiate an internal review of the facts and circumstances that caused the transfer agent to reasonably believe that the temporary hold is warranted under FINRA Rule 2165. However, the transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, neither the transfer agent nor the Fund is required to delay the disbursement of redemption proceeds and nor do they assume any obligation to do so.

Not all Trust shares are made generally available for purchase.

COMPUTATION OF NET ASSET VALUE

The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. As of the date of this Statement of Additional Information, the Exchange is closed on the following days: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The ongoing expenses of the Fund are treated as liabilities of the

Fund for this purpose and therefore reduce the Fund’s net asset value. Generally, expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to the Fund’s total net assets and then pro rata to each outstanding share within a given class. Such expenses may include (1) management and administrative fees and expense reimbursements paid to the Adviser, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) third-party custodian, administrator, transfer agency and middle- and back-office expenses, (6) share issuance costs, (7) organization and startup costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include Rule 12b-1 distribution fees, shareholder servicing fees and fees paid to intermediaries for so-called sub-transfer agency fees, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Swaps are marked-to-market daily based on valuations from independent pricing services or broker dealers. Pricing services utilize matrix pricing that considers comparisons to interest rate curves; credit spread curves, default possibilities and recovery rates. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methodologies, models and assumptions for its evaluated prices.

Exchange-traded options are valued at the official closing price and futures are valued at the settlement price determined by the relevant exchange. If the settlement price is not reported or otherwise unavailable, the options or futures will be valued at the mean of the last available bid-ask quotations (and if there is, only a bid and only an asked price during the trading day, valuation will be at such bid or ask for long and short positions, respectively). There may be situations when the above information is not available (including, but not limited to, when an option is out of the money near its expiration date). In the absence of an official closing price, the last sale price, a mean of the last available bid-ask quotation, or a bid for long positions or an ask for short positions, or the Bloomberg Options Valuation Model may be utilized to value the respective option. There may be situations when the above information is available but does not align with the pricing of the underlying equity security. If a fund holds a call option position (either a long or written short) on expiration date and that call option is out of the money at the market close, that option can be priced at $0 as it has ceased to exist, which is consistent with the Options Clearing Corporation provision whereby any open option on expiration date is automatically exercised if that option is $0.01 or more in-the-money.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price.

Inverse Floaters are evaluated using a third party model that takes into account the evaluated price of the underlying bond, leverage factors, gain share and floating rate levels.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward currency contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which it is traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios.

When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market quotations are not readily available within the meaning of applicable regulations, such as for private placements, or when market prices have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures adopted by the Adviser’s Valuation Committee. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Adviser believes relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the last day of the relevant period. (In addition, these reports are available upon request as described on the front cover of this Statement of Additional Information.) Also as required by law, the Fund’s portfolio holdings are reported to the SEC within 60 days after the end of the Fund’s relevant first or third fiscal quarterly period. Full portfolio holdings, as well as certain statistical information relating to portfolio holdings such as country or sector allocations, are posted to the Fund’s website on a monthly basis within 15 days after the end of each month. These postings can be located under “Monthly Holdings” and/or behind the Portfolio tab on the Fund’s section of the website and generally are available for at least 30 days from their date of posting. Certain archived top holding postings are also available. As should be clear, because the Fund considers current portfolio holding information proprietary, such information is typically withheld for some time before being made public.

When authorized by appropriate executive officers of the Fund, portfolio holdings information may be given more frequently than as just described to third-party Fund service providers, financial intermediaries, various mutual fund rating and ranking organizations and certain affiliated persons of the Fund. As of the date of this Statement of Additional Information, these persons are limited to the Distributor, the Fund’s custodian (JPMorgan Chase Bank, N.A.) (full portfolio daily, no lag) and internal and external accounting personnel (full portfolio daily, no lag), third party legal advisers, the Fund’s independent registered public accounting firm, various portfolio management and/or trading systems, execution and/or compliance management systems and settlement systems (Charles River Development, Global Trading Analytics LLC, Electra Information Systems, SS&C Evare, AcadiaSoft ProtoColl Collateral System, GTSS, FX Connect, Omgeo, FundApps and CapIQ) (disclosure may vary but may sometimes include full portfolio daily, no lag), ISS Governance (full portfolio weekly, no lag) and other proxy voting agents, ACA Performance Services in connection to GIPS verification (disclosure may vary but include full portfolio at month-end, no lag), portfolio analytics software provider FactSet Research Systems (full portfolio daily, no lag), Ernst & Young LLP, in connection with tax analysis (full portfolio monthly, no lag) and the following mutual fund rating/ranking organization, whose further dissemination is subject to the subscription rules of this rating/ranking organization: MSCI

(full portfolio daily, no lag). On occasion the Fund may disclose one or more individual holdings to pricing or valuation services (or to broker-dealers acting as market makers) for assistance in considering the valuation of the relevant holdings. The Fund’s regular pricing and fair valuation services are Refinitiv, ICE Data Services, Bloomberg L.P., IHS Markit, JPMorgan Pricing Direct, Inc (all such services have access to some or all of the portfolio daily, no lag). The Fund will also disclose information regarding portfolio transactions and portfolio holdings FIS Employee Compliance Manager (f/k/a FIS Protegent PTA), a personal trading compliance system (daily, no lag) through portfolio transaction reports in which the Fund’s portfolio accounts are not identified.

Limited portfolio holdings information also may be released to other third parties more frequently than described above. By way of example, portfolio holdings information concerning a security held by the Fund may be disclosed to the issuer of that security. Likewise, a trade in process or being contemplated may be discussed with counterparties, potential counterparties and others involved in the transaction.

In each of the cases described in the preceding paragraph, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or inappropriately further disseminating it. As part of the internal policies and procedures, conflicts between the interests of the investors and those parties receiving portfolio information will be considered. In addition to the Fund’s policies and procedures in this area, a number of fund service providers maintain their own written procedures limiting use and further transmission of portfolio holdings information disclosed to them. Neither the Fund nor the Adviser (nor its affiliates) receives any compensation in connection with disclosure of information to these parties, and all such arrangements are pursuant to policies approved by the Board of Trustees, which has determined that they are appropriate and in the best interests of Fund shareholders. These Fund policies and procedures will be reviewed by the Trustees on an annual basis for adequacy and effectiveness, in connection with the Fund’s compliance program under Rule 38a-1 under the Investment Company Act. Related issues will be brought to the attention of the Trustees on an as appropriate basis.

In addition, the Adviser manages other accounts such as separately managed accounts and other pooled investment vehicles that have the same or substantially similar investment objectives and strategies to those of the Fund, and therefore, the same or substantially similar portfolio holdings. The portfolio holdings of these accounts and/or funds are made available to certain parties on a more timely basis than Fund portfolio holdings are made publicly available as specified in this Statement of Additional Information. It is possible that any such recipient of these holdings could trade ahead of or against the Fund based on the information received.

The Fund or its affiliates may distribute non-specific information about the Fund and/or summary information about the Fund at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of the Fund’s holdings and portfolio attribution/contribution.

Additionally, the Adviser or its personnel from time to time may comment to the press, Fund shareholders, prospective investors or shareholder or investor fiduciaries or agents (orally or in writing) on one or more of the Fund’s portfolio securities or may state that the Fund recently purchased or sold one or more securities. This commentary also may include such statistical information as industry, country or capitalization exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, Sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like. No comments may be made, however, if likely to permit, in the sole judgment of the Adviser, inappropriate trading of Fund shares or of Fund portfolio securities.

HOW TO PURCHASE SHARES

The methods of buying and selling shares and the sales charges applicable to purchases of shares of the Fund are described in the Trust’s Prospectuses. While sales charges for investors residing outside the United States may vary from those listed in the statutory prospectuses, the Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record (including Army Post Office (APO), Fleet Post Office (FPO) and Diplomatic Post Office (DPO) addresses) and (ii) all account owners residing in the United States at the time of sale. Any existing account that is updated to reflect a non-U.S. address also may be restricted from making additional investments. As stated in the Prospectuses, shares of the Fund may be purchased at net asset value by various persons associated with the Trust, the Adviser, FEF Distributors, LLC, FE Holdings, certain other subsidiaries of FE Holdings, certain firms providing services to the Trust or affiliates thereof for the purpose of promoting good will with employees and others with whom the Trust has business relationships, as well as in other special circumstances. Shares are offered to other persons at net asset value in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.

DIVIDENDS AND DISTRIBUTIONS

It is the Fund’s policy to make annual distributions of net investment income, net realized capital gains, and net tax-exempt income, if any. Unless you elect otherwise, your distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the date immediately preceding the payment date. The Fund makes distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value of the Fund will be reduced by the amount of the payment.

As a supplement to their annual distributions of net investment income and net realized capital gains (which are intended to assure compliance with Subchapter M of the Internal Revenue Code of 1986 (the “Code”)), the Fund makes regular distributions of net investment income and net tax-exempt interest income throughout the year.

The amount of distributions by a Fund may vary from year-to-year based on a variety of circumstances, including market conditions, the composition of the Fund’s portfolio, portfolio turnover, expenses borne by the Fund, and redemptions by shareholders.

CONTRACTUAL ARRANGEMENTS

The Fund is a party to contractual arrangements with various parties who provide services to the Fund, including the Adviser, the Distributor, the custodian, and the transfer agents, among others. Fund shareholders are not parties to, or intended (“third party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual investor or group of investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund. Also, while the Prospectus and this Statement of Additional Information describe pertinent information about the Trust and the Fund, neither the Prospectus nor this Statement of Additional Information represents a contract between the Trust or the Fund and any shareholder or any other party.

TAX STATUS

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary is based upon the Code, regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (“IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. Except as otherwise discussed below, this summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary is for general information only, and does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of shareholders, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in the Fund. This summary assumes that shareholders hold shares of the Fund as capital assets, which generally means as property held for investment.

The Fund intends to elect and qualify annually as a “regulated investment company” (a “RIC”) under Subchapter M of the Code. In order to qualify as a RIC for a taxable year, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interests in a qualified publicly traded partnerships (“qualified PTPs”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified PTPs; and

(c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its tax-exempt interest income (net of certain costs allocable to such income) for the year.

The Fund may invest in certain assets that do not constitute “securities” for purposes of the RIC qualification tests referred to in the previous paragraph and other assets, including various derivative and structured investment products the status of which as “securities” for such purposes may not be fully settled. Subject to the savings provisions described below, if a sufficient portion of the Fund’s assets were not stock or such securities or if a sufficient portion of the Fund’s gross income were not derived from stock or such securities for any taxable year, the Fund may fail to qualify as a RIC for such taxable year.

If the Fund fails to qualify for taxation as a RIC for any taxable year, the Fund’s income will be taxed at the Fund level at the regular corporate rate and the tax consequences to shareholders would be different from those described in this section (for example, all distributions to shareholders generally would be taxed as ordinary income, even if those distributions are derived from tax-exempt interest or capital gains realized by the Fund). In addition, in order to requalify for taxation as a RIC that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, incur substantial taxes on such unrealized gains, and make certain substantial distributions. The Fund intends to elect and qualify annually as a RIC under the Code.

If the Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. The Fund would be subject to an excise tax if it were to rely on this savings provision in order to meet the gross income test.

In addition, if the Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test were de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test were due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. The Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the total value of which did not exceed the lesser of $10 million and 1 percent of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied. The Fund would be subject to an excise tax if it were to rely on the savings provision described in (b) of this paragraph in order to meet the asset diversification test.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it currently distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net capital gains and net tax-exempt interest income.

For purposes of determining the amount of dividends that the Fund has distributed to its shareholders for a taxable year, the Fund may elect to treat certain dividend distributions paid in the following taxable year as having been paid in the earlier taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to or exceeding the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) 100% of any ordinary income and capital gains for the preceding year that were not distributed during that year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero. In the event that the Fund were to experience an ownership change as defined under the Code, the loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

The Fund intends to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of obligations exempt from U.S. federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax-exempt obligations and reported by the Fund as exempt-interest dividends.

Exempt-interest dividends will be excludable from a shareholder’s gross income for U.S. federal income tax purposes. However, as described below, all or a portion of the exempt-interest dividends may be taken into account in determining the alternative minimum tax on shareholders who are individuals and may be subject to state and local taxes. Exempt-interest dividends are included in determining the portion, if any, of an individual’s social security and railroad retirement benefits subject to U.S. federal income taxes. Additionally, a shareholder may not deduct interest on indebtedness incurred or continue to purchase or carry shares of stock in a RIC, such as the Fund, to the extent that the RIC distributes exempt-interest dividends to the shareholder during the taxable year of the shareholder.

The Fund may realize and distribute taxable ordinary income or capital gains from time to time because of the Fund’s investment activities, including its investments in tax-exempt obligations. The Fund’s distribution of these amounts are generally taxable to shareholders whether received in cash or reinvested in additional shares. Dividends paid out of the Fund’s investment company taxable income generally will be taxable to a shareholder as ordinary income. For example, although “market discount” is, as an economic matter, a substitute for additional interest, the amount of any market discount on a tax-exempt obligation is not treated as tax-exempt interest because such discount is not paid by the issuer of the obligation. As a result, all or a portion of the Fund’s gains from the sale, retirement or other disposition of tax-exempt obligations purchased at a market discount will be treated as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value or adjusted issue price if issued with original issue discount. Alternatively, the Fund may elect to accrue market discount as ordinary income during the period in which the Fund holds the bond. These market discount rules may increase the amount of taxable ordinary income dividends received by shareholders. Additionally, if the Fund sells or otherwise disposes of a tax-exempt obligation, any gain or loss is generally treated as a capital gain or loss (except to the extent the market discount rules result in ordinary income), which may be distributed by the Fund in the form of taxable ordinary income dividends or capital gain dividends. The rules applicable to the Fund’s distribution of investment company taxable income and net capital gains are described in greater detail below.

After the close of each fiscal year, the Fund will designate the portion of its distributions paid to shareholders constituting exempt-interest dividends, ordinary dividends, qualified dividend income, capital gain dividends, dividends eligible for the corporate dividends-received deduction, and returns of capital.

The Code subjects interest received on certain otherwise tax-exempt securities to the federal alternative minimum tax. The alternative minimum tax applies to interest received on certain private activity bonds (“PABs”) issued after August 7, 1986. PABs are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of the Fund, to a federal alternative minimum tax. After the close of each year, the Fund will report the portion of its distributions paid to shareholders during the previous year that constitute an item of tax preference for alternative minimum tax purposes.

After the close of each fiscal year, the Fund will designate the portion of its distributions paid to shareholders constituting exempt-interest dividends, ordinary dividends, qualified dividend income, capital gain dividends, dividends eligible for the corporate dividends-received deduction, and returns of capital.

The Fund has no current intention of lending its portfolio securities. If the Fund were to lend its portfolio securities, payments in lieu of interest made by the borrower to the Fund will not constitute “exempt interest” excluded from taxable income, even if the actual interest would have constituted qualified exempt interest had the Fund held the securities. Such payments in lieu of interest are taxable as ordinary income and such amounts cannot be distributed by the Fund to its shareholders in the form of exempt-interest dividends.

The Fund generally will only purchase a tax-exempt obligation if it is accompanied by an opinion of issuer’s bond counsel or, in the case of derivative securities, sponsor’s counsel, that the interest paid on those securities will not be subject to federal income tax. However, tax opinions are not binding on the IRS, and if any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liability for the current or past years and shareholders may have to file amended tax returns and pay additional taxes, interest and penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Dividends paid out of the Fund’s investment company taxable income generally will be taxable to a U.S. shareholder as ordinary income. Provided that certain holding period requirements are met at the Fund and shareholder levels, certain dividends received by non-corporate shareholders (including individuals) from the Fund may be eligible for the reduced tax rates applicable in the case of long-term capital gains to the extent that the Fund receives “qualified dividend income” and reports a portion of its dividends as such in a written statement to shareholders. Provided that certain holding period requirements are met at the Fund and shareholder levels, certain dividends received by corporate shareholders from the Fund may be eligible for the corporate dividends-received deduction to the extent the Fund receives dividends paid by U.S. corporations and reports a portion of its dividends as such in a written statement to shareholders.

Distributions of net capital gains derived from sales of portfolio securities by the Fund, if any, and reported as capital gains distributions, are generally taxable to non-corporate shareholders at long-term capital gain rates, regardless of whether the shareholder has held the Fund’s shares for more than one year, and are not eligible for the dividends-received deduction for corporate shareholders. Distributions of gains realized on collectibles held for one year or less, are taxable to a U.S. shareholder as short-term gains. Distributions of gains realized on collectibles held for greater than one year, to the extent properly reported as such by the applicable Fund, are taxable to non-corporate shareholders at a maximum 28% tax rate. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the Fund shares are held as a capital asset). Shareholders will be notified annually as to the U.S. federal income tax status of distributions. After the close of each calendar year, the Fund will designate the portion of its distributions paid to shareholders constituting ordinary dividends, qualified dividend income, capital gain dividends, dividends eligible for the corporate dividends-received deduction, exempt-interest dividends, and returns of capital. Depending on the nature of the dividends, dividends are taxable to shareholders even if they are reinvested in additional shares of the Fund, and shareholders receiving such distributions will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date and will receive a report as to the net asset value of those shares.

Certain investments by the Fund may affect the timing, character and amount of income and gain the Fund recognizes. Additionally, certain investments by the Fund may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. Such income must be included in determining the amount of income which the Fund must distribute to maintain its status as a RIC and to avoid the imposition of U.S. federal income tax and the 4% excise tax. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold or borrow to generate cash to satisfy its distribution requirements.

A Fund that invests in debt instruments that are at risk of or are in default may become subject to special tax issues regarding when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent it may take deductions for bad debts or worthless securities, how payments received on defaulted instruments should be allocated between principal and interest, and whether exchanges or modifications of debt instruments are taxable. These and other issues related to at-risk debt instruments also may affect the amount of income that a Fund is required to distribute to preserve its status as a RIC and to avoid becoming subject to federal income or excise tax.

Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced U.S. federal income tax rates, generally depending upon the shareholder’s holding period for the shares. Such gain or loss generally, as subject to exceptions described below, will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. A redemption of shares by the Fund generally will be treated as a sale or exchange for these purposes. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds a share for six months or less, any loss recognized on a sale or exchange will be disallowed to the extent of the exempt-interest dividends the shareholder received, except in the case of a regular dividend paid by the Fund if the

Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, a loss is not disallowed, it generally will be treated as a long-term capital loss to the extent of any distributions received by the shareholder with respect to such shares that are treated as long-term capital gains. No gain or loss will be recognized by the Fund shareholder on the conversion or exchange of a class of shares in the Fund to a different class of shares in the same Fund. A shareholder’s tax basis in the class of Fund shares acquired will be the same as such shareholder’s basis in the class of Fund shares converted, and the holding period in the class of Fund shares acquired will include the holding period for the converted Fund shares.

Under certain circumstances the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge prior to January 31 of the calendar year following the date of disposition of the original shares. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund (but not exempt-interest dividends) and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund may be required to withhold U.S. federal income tax currently at the rate of 24% from all distributions and gross sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or otherwise fail to comply with the applicable requirements of the backup withholding rules. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code unless a reduced rate of withholding is provided under an applicable tax treaty. However, certain “capital gain dividends”, “exempt-interest dividends”, “interest-related dividends” and “short-term capital gain dividends” paid by the Fund to a foreign shareholder and properly reported as such are eligible for an exemption from U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to U.S. withholding tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of the Fund’s net short-term capital gains over net long-term capital losses. The Fund does not intend to report interest-related or short-term capital gain dividends. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

A non-U.S. shareholder generally will be exempt from U.S. federal income tax on any gains realized upon the sale or taxable disposition of shares of the Fund, unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), and applicable “intergovernmental agreements” entered into thereunder, distributions paid by the Fund to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides the Fund with a valid IRS Form W-9 or applicable W-8, respectively. Payments that are taken into account as effectively connected income are not subject to these withholding rules.

Foreign shareholders should consult their own tax advisers regarding FATCA and the application of these requirements to their investments in the Fund.

If the Fund invests in underlying RICs, distributions of short-term capital gains by such underlying RICs would be recognized as ordinary income by the Fund and would not be able to be offset by the Fund’s capital losses or capital loss carryforwards (if any). Losses of an underlying RIC would not offset any income or gain of the Fund. Losses realized by the Fund on the sale of shares of underlying RICs may be indefinitely or permanently deferred under the wash sale rules. Each of these effects is caused by the Fund’s investment in the underlying RICs and may result in tax distributions to Fund shareholders being of higher magnitudes.

Since, at the time of an investor’s purchase of the Fund’s shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund’s portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may economically represent a return of capital. However, such a subsequent distribution may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which may be incurred by reason of any subsequent distributions of net investment income and capital gains.

Shareholders that are generally exempt from U.S. federal income tax, such as shareholders investing through tax qualified accounts and nonresident aliens or foreign entities, will not gain additional tax benefit from the exempt-interest dividends that are expected to be paid by the Fund or gain any other tax benefit. Because the Fund’s pre-tax returns generally will be lower than those of funds that own taxable debt instruments of comparable quality, an investment in the Fund may not be suitable investment for those kinds of investors. Different tax treatment is accorded a tax-deferred retirement account, such as an IRA. Shareholders should consult their tax advisers for more information.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the tax consequences to a foreign shareholder of an investment in the Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant to the extent and in the manner permitted by applicable law.

Substantially all brokers through whom the Adviser executes orders provide proprietary research on general economic trends or particular issuers. Selected brokers provide third-party research and brokerage services, that is, services obtained by the broker from a third party that the broker then provides to the Adviser. The Adviser may obtain quotes and other market data information in this manner. Many brokers also invite investment personnel of the Adviser to attend investment conferences sponsored by such brokers.

Brokerage commissions generally are negotiated in the case of U.S. securities transactions, but in the case of foreign securities transactions may be fixed and may be higher than prevailing U.S. rates. Commission rates are established pursuant to negotiations with the executing parties based on the quantity and quality of the execution services.

The Adviser may utilize certain electronic communication networks (“ECNs”) in executing transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased.

In addition, services may be acquired or received either directly from executing broker-dealers, or indirectly through other broker-dealers in step-out transactions or similar arrangements. A “step-out” is an arrangement by which an investment manager executes a trade through one broker-dealer, but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear, settle, and receive commissions for, the stepped-out portion.

Equity securities traded in over-the-counter markets, bonds, including convertible bonds, and loans are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or futures, the Adviser seeks to obtain best execution or the most favorable execution under the circumstances and in accordance with applicable law. Within this framework, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect transactions for the Fund or who are parties to portfolio transactions with the Fund, the Adviser or the Adviser’s other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include, but are not limited to, statistical and economic data, research reports on particular companies and industries, and meetings with corporate executives (sometimes referred to as “corporate access”). Brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are generally significantly smaller than the Fund’s, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for the Fund. Commission rates are based on the quality and quantity of execution services provided by the executing party and reflect generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the research and investment services described above (sometimes referred to as “paying up”) in accordance with applicable law. The use of commissions on brokerage transactions paid by the Funds and other investment accounts to pay for research and the investment services described above is sometimes referred to as “soft dollars” and is subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. When using soft dollars, the Adviser need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost. It is not the Adviser’s practice to negotiate “execution only” commission rates, thus a Fund may be deemed to be paying for research, brokerage or other services provided by the broker that are included in the commission rate.

Section 28(e) of the Securities Exchange Act of 1934, as amended, is a “safe harbor” that permits an investment adviser to use commissions or “soft dollars” to obtain research and brokerage services that provide lawful and appropriate assistance in the investment decision-making process. The use of commissions to obtain such other services would be outside the parameters of Section 28(e). Since Section 28(e) generally relates only to the use of commissions on equity transactions, the use of commissions or other transaction costs paid on transactions in instruments other than equity securities typically would also be outside the parameters of Section 28(e).

The payment for eligible services under Section 28(e) by the Fund through soft dollars using Fund assets benefits the Adviser because the Adviser does not need to produce or pay for such research services, and as a result, the receipt of research in exchange for soft dollars may create a conflict of interest. Research or other services obtained in this manner may be used in servicing the Fund and other investment accounts, including in connection with accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other investment accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that account. In addition, other investment accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other investment accounts. Certain clients, including the Fund, could bear more of the cost of soft dollar arrangements than other investment accounts. Moreover, the Adviser may be incentivized to select or recommend a broker-dealer based on the Adviser’s interest in receiving research services, among the other factors that the Adviser considers, consistent with best execution.

In some instances, the Adviser may receive a product or service that may be used only partially for functions within Section 28(e) (e.g., an order management system, trade analytical software or proxy services). In such instances, the Adviser will make a good faith effort to determine the relative proportion of the product or service used to assist the Adviser in carrying out its investment decision-making responsibilities and the relative proportion used for administrative or other purposes outside Section 28(e). The proportion of the product or service attributable to assisting the Adviser in carrying out its investment decision-making responsibilities will be paid through brokerage commissions generated by Fund transactions and the proportion attributable to administrative or other purposes outside Section 28(e) will be paid for by the Adviser from its own resources.

Research and brokerage services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Adviser in its other investment activities and thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research or brokerage services provided.

Independent third-party research is a component of the Fund’s investment selection process and is generally paid for via brokerage commissions that bundle research costs either directly with the trade execution clearing and/or settlement services provided by a particular broker/dealer, or through step-out transactions with other broker-dealers. The Adviser’s receipt of research on this basis benefits it because the Adviser does not need to produce or pay for such research services, and as a result, the receipt of research in exchange for soft dollars creates a conflict of interest. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Adviser.

The Adviser may also receive research that is either paid for directly by the Adviser (sometimes referred to as “hard dollar” arrangements) or obtained utilizing soft dollars through a commission sharing arrangement (“CSA”). The Adviser has entered into CSAs under which the Adviser may execute transactions through, and obtain research from, a broker-dealer. Under a CSA, the Adviser may request that the broker-dealer allocate a portion of the commissions to another firm that provides research to the Adviser. To the extent that the Adviser continues to engage in CSAs, many of the same conflicts related to traditional soft dollar arrangements exist.

Although the Adviser will make a good faith determination that the amount of commissions paid is reasonable in light of the products or services provided by a broker, commission rates are generally negotiable and thus, selecting brokers on the basis of considerations that are not limited to the applicable commission rates will generally result in higher transaction costs than would otherwise be obtainable. The receipt of such products or services and the determination of the appropriate allocation in the case of “mixed use” products or services create a conflict of interest between the Adviser and the Fund.

In purchasing and selling debt instruments, the Adviser ordinarily places transactions with a broker-dealer acting as principal for the instruments on a net basis, with no brokerage commission being paid directly by the client (although the price may include undisclosed compensation, markups and markdowns) and may involve the designation of selling concessions. Debt instruments also may be purchased from underwriters at prices which include underwriting fees. Any transactions placed through broker-dealers as principals reflect the spread between the bid and ask prices. Funds that invest exclusively or primarily in debt instruments may nonetheless benefit from research and services received through the use of commissions generated by First Eagle Funds investing in equity securities.

The Fund may, from time to time and to the extent permitted by applicable law, sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Adviser or an affiliate. Such transactions will be effected for cash consideration, at the current market price of the particular securities, and no brokerage commissions or fees other than customary transfer fees shall be paid in connection with any such transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

As of the date of this Statement of Additional Information, the Fund paid no brokerage commissions since the Fund had not yet commenced operations prior to the date of this Statement of Additional Information. As of the date of this Statement of Additional Information there were no brokerage commissions (or options clearing charges) paid to a broker-dealer affiliate or related party of the Adviser since the Fund had not yet commenced operations prior to the date of this Statement of Additional Information. As of the date of this Statement of Additional Information, no brokerage commissions were paid to firms which provided research, statistical or other services since the Fund had not yet commenced operations prior to the date of this Statement of Additional Information.

CUSTODY OF PORTFOLIO

The Trust’s custodian and foreign custody manager for the Fund’s assets (and those of the Subsidiaries) is JPMorgan Chase Bank, N.A., 4 Chase Metrotech Center, Floor 16, Brooklyn, New York, 11245.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017-6204 serves as the Trust’s independent registered public accountant. PwC audits the Fund’s financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.

FINANCIAL STATEMENTS

No audited financial statements are available since the Fund had not yet commenced operations prior to the date of this Statement of Additional Information.

APPENDIX A

RATINGS OF INVESTMENT SECURITIES

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund’s investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Moody’s Ratings

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “giltedge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

1, 2, or 3

Numerical modifiers 1, 2, 3 to each Moody’s rating category from Aa through Caa to show standing within the rating category.

S&P Ratings

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

A-1

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—A C rating is assigned to bonds that are currently highly vulnerable to nonpayment, have payment arrearages allowed by the terms of the documents, or bonds of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. The C rating may be assigned to bonds on which cash payments have been suspended in accordance with relevant terms of the instrument.

D—Bonds rated D are in payment default. The D rating category is used when payments on a bond are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a bond are jeopardized.

Plus (+) or minus (-)

The S&P ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

FIRST EAGLE FUNDS
PART C

OTHER INFORMATION

Item 28. Exhibits

EXHIBIT

(a)	—	Amended and Restated Agreement and Declaration of Trust of Registrant.
(b)	—	Amended and Restated By-Laws of the Registrant.
(c)	—	Specimen Certificates representing shares of Common Stock ($.001 par value).(1)
(d)(1)	—	Investment Advisory Contract between the Registrant and First Eagle Investment Management, LLC (the “Adviser”).
(d)(2)	—	Investment Advisory Contract between the Registrant and the Adviser with respect to First Eagle Rising Dividend Fund (formerly First Eagle Fund of America).
(d)(3)	—	Investment Advisory Contract between the Registrant and the Adviser with respect to First Eagle High Yield Municipal Fund (formerly First Eagle High Income Fund).
(d)(4)	—	Investment Advisory Contract between the Registrant and the Adviser with respect to First Eagle Global Income Builder Fund.
(d)(5)	—	Investment Advisory Contract between the Registrant and the Adviser with respect to First Eagle Small Cap Opportunity Fund.
(d)(6)	—	Investment Advisory Contract between the Registrant and the Adviser with respect to First Eagle Global Real Assets Fund.
(d)(7)	—	Investment Advisory Contract between the Registrant and the Adviser with respect to First Eagle U.S. Smid Cap Opportunity Fund.
(d)(8)	—	Investment Advisory Contract between the Adviser and First Eagle Short Duration High Yield Municipal Fund.
(d)(9)	—	Investment Advisory Contract between the Adviser and First Eagle Global Cayman Fund, Ltd.
(d)(10)	—	Investment Advisory Contract between the Adviser and First Eagle Overseas Cayman Fund, Ltd.
(d)(11)	—	Investment Advisory Contract between the Adviser and First Eagle U.S. Value Cayman Fund, Ltd.
(d)(12)	—	Investment Advisory Contract between the Adviser and First Eagle Gold Cayman Fund, Ltd.
(d)(13)	—	Investment Advisory Contract between the Adviser and First Eagle Global Real Assets Cayman Fund, Ltd.
(d)(14)	—	Investment Advisory Contract between the Adviser and First Eagle Global Income Builder Cayman Fund, Ltd.
(d)(15)	—	Investment Advisory Contract between the Registrant and the Adviser with respect to First Eagle Core Plus Municipal Fund.
(e)(1)	—	Amended and Restated Underwriting Agreement between the Registrant and FEF Distributors, LLC.
(e)(2)	—	Form of Selling Group Agreement.
(f)	—	Not applicable.
(g)(1)	—	Amended and Restated Global Custody Agreement between each entity managed by the Adviser and JPMorgan Chase Bank, N.A, dated April 18, 2017, with amended Exhibit A dated as of June 28, 2022.
(g)(2)	—	Amendment to Amended and Restated Global Custody Agreement between each entity managed by the Adviser and JPMorgan Chase Bank, N.A, dated September 1, 2022.
(g)(3)	—	Joinder and Amendment to Amended and Restated Global Custody Agreement between each entity managed by the Adviser and JPMorgan Chase Bank, N.A, dated November 28, 2023.
(g)(4)	—	Amended and Restated Global Custody Agreement between each entity managed by the Adviser and JPMorgan Chase Bank, N.A, dated April 18, 2017, with amended Exhibit A dated as of June 3, 2025.
(g)(5)	—	Transfer Agency Agreement between the Registrant and DST Systems, Inc.
(g)(6)	—	Amendment to Transfer Agency Agreement between the Registrant and DST Systems, Inc., dated August 10, 2020.
(g)(7)	—	Amendment to Transfer Agency Agreement between the Registrant and DST Systems, Inc., dated September 27, 2021.
(g)(8)	—	Amendment to Transfer Agency Agreement between the Registrant and DST Systems, Inc., dated March 1, 2021.
(g)(9)	—	Amendment to Transfer Agency Agreement between the Registrant and DST Systems, Inc., dated August 15, 2022.
(g)(10)	—	Amendment to Transfer Agency Agreement between the Registrant and SS&C GIDS, INC. dated June 10, 2025.
(h)(1)	—	Administrative Services Agreement between the Registrant (on behalf of First Eagle Global Income Builder Fund) and the Adviser.
(h)(2)	—	Amended and Restated Fund Services Agreement between the Registrant and JPMorgan Chase Bank, N.A.
(h)(3)	—	Joinder and Amendment to Amended and Restated Fund Services Agreement between the Registrant and JPMorgan Change Bank, N.A., effective as September 1, 2022.
(h)(4)	—	Joinder and Amendment to Amended and Restated Fund Services Agreement between the Registrant and JPMorgan Change Bank, N.A., effective as of November 28, 2023.
(h)(5)	—	Amended and Restated Fund Services Agreement between each entity managed by the Adviser and JPMorgan Chase Bank, N.A, dated September 9, 2020, with amended Exhibit A dated as of June 3, 2025.
(h)(6)	—	Form of Amended and Restated Expense Limitation Agreement between the Registrant (on behalf of First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S Smid Cap Opportunity Fund, First Eagle Global Real Assets Fund, First Eagle High Yield Municipal Fund, First Eagle Short Duration High Yield Municipal Fund and First Eagle Core Plus Municipal Fund) and the Adviser. Filed herewith.
(i)	—	Not applicable.
(j)(1)	—	[Reserved]
(j)(2)	—	Shearman & Sterling LLP Opinion with respect to 2004 Reorganization.
(j)(3)	—	Stradley Ronan Stevens & Young, LLP Opinion with respect to the tax consequences of the 2011 Reorganization.
(j)(4)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of shares of First Eagle High Income Fund (formerly First Eagle High Yield Fund).
(j)(5)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of shares of First Eagle Small Cap Opportunity Fund.
(j)(6)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of shares of First Eagle Global Real Assets Fund.
(j)(7)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of shares of First Eagle U.S. Smid Cap Opportunity Fund.
(j)(8)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of shares of First Eagle Short Duration High Yield Municipal Fund.
(j)(9)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of Class C shares of First Eagle Small Cap Opportunity Fund and First Eagle Short Duration High Yield Municipal Fund.
(j)(10)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of First Eagle Core Plus Municipal Fund. Filed herewith.
(k)	—	Not applicable.
(l)	—	Not applicable.
(m)	—	Amended and Restated Rule 12b-1 Distribution Plan and Agreement between the Registrant and FEF Distributors.
(n)	—	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.
(o)	—	Not applicable.
(p)	—	Code of Ethics.
(q)(1)	—	Power of Attorney of Lisa Anderson.
(q)(2)	—	Power of Attorney of John Arnhold.

(q)(3)	—	Power of Attorney of Candace K. Beinecke.
(q)(4)	—	Power of Attorney of Peter Davidson.
(q)(5)	—	Power of Attorney of Jean D. Hamilton.
(q)(6)	—	Power of Attorney of William M. Kelly.
(q)(7)	—	Power of Attorney of Paul Lawler.
(q)(8)	—	Power of Attorney of Mandakini Puri.
(q)(9)	—	Power of Attorney of Scott Sleyster.

(1) Incorporated herein by reference to Pre-Effective Amendment No. 2 filed on or about August 30, 1993.

Item 29. Person Controlled or Under Common Control With Registrant

None.

Item 30. Indemnification

Reference is made to the provisions of Article Three, Section Seven and Article Seven, Section Two of Registrant’s Amended and Restated Agreement and Declaration of Trust, which document is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A (File No. 811-7762) filed on December 23, 2016, together with the entirety of Article Six of Registrant’s Amended and Restated By-Laws, which document is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A (File No. 811-7762) filed on December 23, 2016.

The general effect of these provisions, and related statutory indemnification benefits as may be available under Delaware or other applicable state or federal laws, is to protect trustees, officers, employees and agents of Registrant against legal liability and expenses incurred by reason of their service to Registrant. In accord with the foregoing, Registrant shall indemnify its trustees, officers, employees and agents against judgments, fines, penalties, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable state and federal law.

In addition, the Registrant will maintain a trustees’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for claims made by reason of any acts, errors or omissions committed in their capacity as trustees or officers. The policy will contain certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

First Eagle Investment Management, LLC is the Registrant’s investment adviser. Its primary office is located at 1345 Avenue of the Americas, New York, New York, 10105. In addition to the Registrant, First Eagle Investment Management, LLC acts as investment adviser to First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund and to certain investment vehicles and accounts not subject to registration with the Securities and Exchange Commission.

First Eagle Investment Management, LLC is a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), a privately-owned holding company organized under the laws of the State of Delaware, which has a substantial amount of assets under management in the form of non-collective vehicle accounts, and, through the Adviser, Fund accounts, other pooled investment vehicles, and clients including corporations and major retirement plans. In connection with another subsidiary, FEF Distributors, LLC, a registered broker-dealer, the principal underwriter to the Registrant, First Eagle Holdings is substantially involved in the distribution of mutual fund shares. The business and other connections of the Adviser’s officers are as follows:

Name	Position with the Adviser	Business and Other Connections

Mehdi Mahmud	President and Chief Executive Officer	Trustee and President, First Eagle Funds and First Variable Funds; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC; Trustee and President, First Eagle Credit Opportunities Fund; Trustee and President, First Eagle Real Estate Debt Fund; Trustee and President, First Eagle Tactical Municipal Opportunities Fund; Trustee and President, First Eagle Completion Fund Trust

Melanie Dow	Chief Administrative Officer and Executive Managing Director	Chief Administrative Officer and Executive Managing Director, First Eagle Alternative Credit, LLC

David O’Connor	General Counsel, Executive Managing Director	General Counsel, First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Real Estate Debt Fund; General Counsel, First Eagle Tactical Municipal Opportunities Fund; General Counsel, First Eagle Completion Fund Trust; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel and Manager, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Head of Legal and Compliance & Chief Legal Officer, First Eagle Alternative Credit, LLC

Michael Constantino	Chief Financial Officer, Executive Managing Director	Head of Finance and Executive Managing Director, First Eagle Alternative Credit, LLC

Seth Gelman	Chief Compliance Officer, Managing Director	Chief Compliance Officer and Managing Director, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; Chief Compliance Officer, First Eagle Credit Opportunities Fund; Chief Compliance Officer, First Eagle Real Estate Debt Fund; Chief Compliance Officer, First Eagle Tactical Municipal Opportunities Fund; Chief Compliance Officer, First Eagle Completion Fund Trust; prior to February 2023, Chief Compliance Officer of Insight Investment North America

Additional information regarding First Eagle Investment Management, LLC is provided in the body of this Registration Statement on Form N-1A under the heading “Investment Advisory and Other Services.”

Item 32. Principal Underwriters

(a)	FEF Distributors, LLC is the Registrant’s distributor (the “Distributor”). It also serves as principal underwriter for First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Tactical Municipal Opportunities Fund, First Eagle Real Estate Debt Fund and First Eagle Completion Fund Trust.

(b)	The positions and offices of the Distributor’s directors and officers who serve the Registrant are as follows:

Name and Business Address*	Position and Offices with Underwriter	Position and Offices with Registrant

Frank Riccio	President	Executive Managing Director
Robert Bruno	Manager	Executive Managing Director
David O’Connor	General Counsel and Manager	General Counsel
Modestino (Steve) Carullo	Chief Compliance Officer	AML Officer
Michael Luzzatto	Vice President	Managing Director
Michael Constantino	Manager	None
Chun Fong	Chief Financial Officer and FINOP	None

*	The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.

(c)	The Registrant has no principal underwriter which is not an affiliated person of the Registrant.

Item 33. Location of Accounts and Records

Omitted pursuant to Instruction 3 of Item 33 of Form N-1A.

Item 34. Management Services Not applicable.

Item 35. Undertakings

The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of a Fund’s outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 11th day of December 2025.

FIRST EAGLE FUNDS
By:	/s/ MEHDI MAHMUD
MEHDI MAHMUD PRESIDENT (AND IN THE CAPACITY OF PRINCIPAL EXECUTIVE OFFICER)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	CAPACITY	DATE

/s/ LISA ANDERSON*	Trustee	December 11, 2025
(LISA ANDERSON)

/s/ JOHN P. ARNHOLD*	Trustee	December 11, 2025
(JOHN P. ARNHOLD)

/s/ CANDACE K. BEINECKE*	Trustee	December 11, 2025
(CANDACE K. BEINECKE)

/s/ PETER W. DAVIDSON*	Trustee	December 11, 2025
(PETER W. DAVIDSON)

/s/ JEAN D. HAMILTON*	Trustee	December 11, 2025
(JEAN D. HAMILTON)

/s/ WILLIAM M. KELLY*	Trustee	December 11, 2025
(WILLIAM M. KELLY)

/s/ PAUL J. LAWLER*	Trustee	December 11, 2025
(PAUL J. LAWLER)

/s/ MANDAKINI PURI*	Trustee	December 11, 2025
(MANDAKINI PURI)

/s/ SCOTT SLEYSTER*	Trustee	December 11, 2025
(SCOTT SLEYSTER)

/s/ MEHDI MAHMUD	Trustee (and in the capacity of Principal Executive Officer)	December 11, 2025
(MEHDI MAHMUD)

/s/ BRANDON WEBSTER	Chief Financial Officer (and in the capacity of Principal Financial Officer and Principal Accounting Officer)	December 11, 2025
(BRANDON WEBSTER)

*By:	/s/ SHEELYN MICHAEL
Sheelyn Michael
Power-of-Attorney

Exhibit Index

EXHIBIT

(h)(6)	—	Form of Amended and Restated Expense Limitation Agreement between the Registrant (on behalf of First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S Smid Cap Opportunity Fund, First Eagle Global Real Assets Fund, First Eagle High Yield Municipal Fund, First Eagle Short Duration High Yield Municipal Fund and First Eagle Core Plus Municipal Fund) and the Adviser. Filed herewith.
(j)(10)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of First Eagle Core Plus Municipal Fund. Filed herewith.